United States
Securities And Exchange Commission
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

MMA Praxis Mutual Funds
(Exact name of registrant as specified in charter)

P.O. Box 483
Goshen, IN 46527
 (Address of principal executive offices) (Zip code)

Anthony Zacharski, Dechert LLP
200 Clarendon Street, 27th Floor
Boston, MA 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066

Date of fiscal year end: 12/31

Date of reporting period: 6/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Semi-Annual Report

MMA Praxis
Mutual Funds

Semi-Annual Report and
Privacy Policy

for the six months ending June 30, 2010
(Unaudited)

MMA Praxis Funds
Intermediate Income Fund (MIIAX)
Core Stock Fund (MMPAX)
International Fund (MPIAX)
Value Index Fund (MVIAX)
Growth Index Fund (MGNDX)
Small Cap Fund (MMSCX)

MMA Praxis Genesis Portfolios
Conservative Portfolio (MCONX)
Balanced Portfolio (MBAPX)
Growth Portfolio (MGAFX)

Notice of privacy policy & practices

MMA Praxis Mutual Funds
Notice of privacy policy & practices

MMA Praxis Mutual Funds recognizes and respects the privacy concerns and expectations of our shareholders.(1) We are committed to maintaining the privacy and confidentiality of your personal information. We provide this notice so that you will know what kinds of information we collect and the circumstances in which that information may be disclosed to third parties.

We collect nonpublic personal information about our customers from the following sources:

•	Account applications and other forms – which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account history – including information about the transactions and balances in a customer’s account(s); and

•	Correspondence – written, telephonic or electronic between a customer and MMA Praxis Mutual Funds or service providers to MMA Praxis Mutual Funds.

We may disclose all of the information described above to certain third parties who are affiliated with MMA Praxis Mutual Funds under one or more of these circumstances:

•	As authorized – if you request or authorize the disclosure of the information.

•
As permitted by law – for example sharing information with companies who maintain or service customer accounts for MMA Praxis Mutual Funds is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

•	Under joint agreement – we may also share information with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements.

We require service providers to MMA Praxis Mutual Funds:

•	to maintain polices and procedures designed to assure only appropriate access to, and use of information about customers of MMA Praxis Mutual Funds; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of MMA Praxis Mutual Funds.

We will adhere to the policies and procedures described in this notice regardless of whether you are a current or former shareholder of MMA Praxis Mutual Funds.

1	For purposes of this notice, the terms “customer” or “customers” includes individuals who provide nonpublic personal information to MMA Praxis Funds, but do invest in MMA Praxis Fund shares.

MMA Praxis
Mutual Funds
Semi-Annual Report
for the six months ending June 30, 2010 (Unaudited)
MMA Praxis Funds
Intermediate Income Fund (MIIAX)
Core Stock Fund (MMPAX)
International Fund (MPIAX)
Value Index Fund (MVIAX)
Growth Index Fund (MGNDX)
Small Cap Fund (MMSCX)
MMA Praxis Genesis Portfolios
Conservative Portfolio (MCONX)
Balanced Portfolio (MBAPX)
Growth Portfolio (MGAFX)

Table of contents

Table of Contents

Message from the President	1

MMA Praxis Stewardship Investing Report	3

MMA Praxis Intermediate Income Fund
Portfolio managers’ letter	7
Performance review	9
Schedule of portfolio investments	11

MMA Praxis Core Stock Fund
Portfolio managers’ letter	23
Performance review	25
Schedule of portfolio investments	27

MMA Praxis International Fund
Portfolio manager’s letter	33
Performance review	35
Schedule of portfolio investments	37

MMA Praxis Value Index Fund
Portfolio manager’s letter	47
Performance review	48
Schedule of portfolio investments	50

MMA Praxis Growth Index Fund
Portfolio manager’s letter	61
Performance review	62
Schedule of portfolio investments	64

MMA Praxis Small Cap Fund
Portfolio managers’ letter	74
Performance review	75
Schedule of portfolio investments	77

Table of contents, continued

MMA Praxis Genesis Conservative Portfolio
Portfolio manager’s letter	83
Performance review	84
Schedule of portfolio investments	86

MMA Praxis Genesis Balanced Portfolio
Portfolio manager’s letter	83
Performance review	87
Schedule of portfolio investments	89

MMA Praxis Genesis Growth Portfolio
Portfolio manager’s letter	83
Performance review	90
Schedule of portfolio investments	92

Statements of assets and liabilities	94
Statements of operations	100
Statements of changes in net assets	103
Financial Highlights	106
Notes to financial statements	121
Additional fund information	138

Glossary of Terms

Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole .

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. The MSCI US Prime market 750 Index represents the universe of large and medium capitalization companies in the US equity market.

MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. The MSCI Prime Market 750 Index represents the universe of large and medium capitalization companies in the U.S. equity market.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. Equity Universe. It measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. Equity Universe. It measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Gross Domestic Product (the “GDP”), is the measure of the market value of the goods and services produced by labor and property in the United States.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

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Message from the President

Message from the President

Dear MMA Praxis Shareholder:

The turbulence in the equities market continues, with equities markets turning negative for the six-month period. A time of uncertainty and volatility continues to cause concern for investors, large and small. Is the recovery sustainable? That is the question on many investors’ minds and with that uncertainty, unease permeates the market. Volatility may well continue for some time to come.

During the first six months, domestic equities, as measured by the Standard & Poor’s 500 Index declined 6.65 percent. The MMA Praxis Core Stock Fund Class A share (NAV) underperformed its benchmark and was down 7.26 percent. Over the same period, the Class A Share (NAV) of the Value Index Fund fell by 4.51 percent, but outperformed its benchmark, the MSCI Prime Market Value Index which fell 5.32 percent. The Class A Share (NAV) of the Growth Index Fund fell by 8.50 percent; its benchmark, the MSCI Prime Market Growth Index, fell by 7.79 percent. The Class A Share (NAV) of the Small Cap Fund fell by 1.46 percent and outperformed its benchmark, the Russell 2000 Index, which fell by 1.95 percent.

The international equity benchmark MSCI EAFE Index was down 13.23 percent for the six-month period ending June 30, 2010. The MMA Praxis International Class A Share (NAV) outperformed its benchmark over the same period, declining 11.13 percent.

Coming off of strong performance in 2009, the MMA Praxis Intermediate Income Fund continues to provide positive returns for the six month period. The Class A Share (NAV) posted a gain of 4.94 percent for the period ending June 30, 2010, with 3-year annualized returns of 7.97 percent and 5-year annualized returns of 5.51 percent. This fund’s benchmark, Barclay’s Capital US Aggregate Bond Index returned 5.54 percent over the same five-year period.

As many of you are aware, MMA Praxis introduced the MMA Praxis Genesis Portfolios offering three “fund-of-funds” to investors who desire automatic asset allocation based on the investor’s risk tolerance levels. These portfolios have been well accepted by our investors. As of June 30, 2010, more than $51 million had been invested in the three MMA Praxis Genesis Portfolios combined. We are extremely pleased with the level of acceptance these portfolios are enjoying.

MMA Praxis remains committed to fulfill its mission as a faith-based mutual fund by being actively engaged in shareholder advocacy and community development investing (CDI). Part of our community development efforts continue in the Gulf Coast region. Over the course of several years MMA CDI partnered with five other faith-based institutional investors to launch the Isaiah Funds, the nation’s first interfaith partnership for disaster recovery investing. The Isaiah Funds has raised more than $5 million from investors, has attracted national attention, and launched its first project – a 165-unit affordable housing project in the Central City neighborhood of New Orleans. This is just one way that your investments help in making our communities and world stronger.

In the following pages you will find portfolio managers’ letters and performance reviews for each of the funds. Please read these reports for in-depth explanations and observations.

You will also find the Stewardship Investing Report highlighting our shareholder advocacy work around the issues of modern slavery involving children in the cotton fields of Uzbekistan, and the use of slave labor associated with the steel industry in Brazil. The report also includes commentary on the investments in the MMA Praxis Intermediate Income Fund that highlight financially-competitive, fixed income securities that yield a positive social return.

Thank you for being an investor with MMA Praxis Mutual Funds. We strive to be good stewards of the resources you’ve entrusted to us for retirement, educational pursuits and the other goals you have. We are deeply appreciative of the trust you’ve place in us by placing some of your resources in our care.

Sincerely,

David C. Gautsche
President
MMA Praxis Mutual Funds

MMA Praxis Stewardship Investing Report

MMA Praxis Stewardship Investing Report
MMA Praxis Semi-Annual Report 2010

MMA Praxis organizes its shareholder advocacy issues into two categories: constituency focus issues and responsibility issues. The majority of our shareholder advocacy efforts are based around 2-3 constituency focus issues that have strong faith and values connection with our primary markets. The constituency focus issues for the 2009-10 shareholder advocacy season were modern slavery, food and water safety and sustainability, and predatory credit card practices. Responsibility issues reflect our obligation for addressing the field of ever-emerging social concerns related to the holdings in MMA Praxis’ diverse portfolios. Topics ranged from the BP oil spill to executive compensation at Goldman Sachs.

The following stories highlight some of our stewardship investing activities of 2010.

Constituency Focus Issues

Combating Human Trafficking at the World Cup
The World Cup South Africa 2010 brought thousands of soccer fans together. The influx of so many people could have had the unintended effect of providing opportunities for human trafficking. The documented patterns of deliberate trafficking of children and women for sexual and labor exploitation at these massive events was a source of grave concern.

MMA Praxis signed on to two sets of letters imploring companies to act on these concerns. One set was sent to all major hotel chains providing lodging during the World Cup.

Hotels were asked to take the following actions:

•	Create awareness among employees to the issues of human trafficking and the sexual exploitation of children;
•	Train staff to be observant to potential victims of human trafficking and make them aware to whom they should report such incidents;
•	Build alliances with police, anti-trafficking organizations, and child welfare agencies;
•	Provide information to guests regarding national laws and the penalties imposed for trafficking and the sexual abuse of children and the hotel’s opposition to such activities;
•	Support organizations that help victims of human trafficking and encourage governments to strengthen laws.

The second set of letters was sent to the World Cup’s ten corporate sponsors, asking them to use their advertising power to raise awareness about human trafficking and to sign onto the Athens Ethical Principles, a business collaborative that supports and enhances government and NGO anti-trafficking actions.

Human Rights Advocacy Continues in Uzbek Cotton Industry
MMA Praxis continues to work toward solutions to the on-going reality of modern slavery in the cotton fields of Uzbekistan. The Uzbek government is complicit in human rights abuses involving children, going as far as the closure of schools to force the nation’s children to pick in the cotton fields. Cotton is Uzbekistan’s most valuable export and the material finds its way onto the shelves of most global clothing and apparel retailers.

MMA Praxis has participated in letter-writing campaigns and a number of corporate dialogues, urging dozens of companies to pledge that they will eliminate Uzbek cotton from their supply chain. Nearly all companies have responded affirmatively – establishing policies and requiring their suppliers to refrain from using Uzbek cotton. Evidence has surfaced, however, that suggests many company suppliers (often cotton mills or spinners) either don’t know where their cotton is sourced or disregard their pledge to boycott cotton from Uzbekistan.

Shareholder advocates, including MMA Praxis, are now focusing attention on the cotton mills and spinners that ultimately supply retail and apparel companies with cloth. Work has begun on a new initiative aimed at helping companies fulfill their pledge to eliminate child labor-tainted cotton from their supply chain. This effort promises to offer a more direct way to economically pressure the Uzbek government to eliminate forced child labor.

Nucor Moves to Address Modern Slavery Concerns
The use of slave labor in the Brazilian rainforest to produce the charcoal required in pig iron for the steel industry was first identified by Bloomberg News in 2007. Soon after this news surfaced, concerned shareholders, including MMA Praxis Mutual Funds, began engaging Nucor Corporation, a leading supplier of sheet steel to many major appliance manufacturers, regarding the pig iron they sourced in Brazil.

After more than 24 months of engagement, Nucor Corporation has agreed to implement a set of policies designed to address modern slavery concerns in its sourcing of pig iron. Nucor has now announced plans to:

•	require that any pig iron sourced from Brazil to come only from manufacturers licensed by the Brazilian government.
•	require all of its pig iron suppliers certify they have no connection to illegal or involuntary labor.
•	align its acceptable supplier list with anti-slavery listings compiled by the Brazilian Ministry of Labor.
•	require all its pig iron suppliers to belong to the Citizens Charcoal Institute (ICC) and submit to random, announced audits.
•	become a patron of the ICC and contribute to its funding.
•	receive ICC reports and monitor the compliance of its suppliers.
•	Issue a public report on its pig iron procurement polices no later than Sept. 1, 2010, and issue additional “progress reports” annually.

Predatory Credit Card Dialogues Continue with Citigroup
MMA Praxis and other faith-based investors met with the head of Citigroup’s credit card division in February to discuss the company’s lending strategy in light of new credit card regulations taking effect this year. MMA Praxis has been in conversation with Citigroup for more than two years on credit card issues.

While the CARD Act passed by Congress last year was helpful in eliminating some predatory credit card practices and establishing limits on others, banks have already begun to exploit loopholes in the legislation. MMA Praxis is monitoring the actions of the top seven credit card issuers to see how their policies adapt to the new regulations, and if predatory practices continue.

Despite its enormous size, Citigroup has a relatively small retail banking presence, and most of its 20 million customer accounts are not attached to a local branch. Rather than offering credit cards as a service to its retail customers, Citigroup has historically had a credit-card-only relationship with many of its customers. This model led Citigroup to generate substantial – though temporary – card division profits through the last economic boom and unprecedented losses during the latest recession. MMA Praxis and other investors are encouraging Citigroup to pursue a more sustainable business model that adheres to the spirit of new credit card regulations and doesn’t rely on predatory tactics to generate profit.

Responsibility Issues

MMA Praxis Responds to BP’s Gulf Oil Spill
Like the rest of the country, we at MMA Praxis have been deeply concerned about the events in the Gulf and the impact of the deep Horizon oil spill on communities and the environment.

MMA Praxis has a long history of investment and shareholder engagement with BP, stretching back well over a decade. While some shareholders would like to see us restrict the company for this environmental catastrophe, we believe social investors like MMA Praxis have an important role to play, during such times of crisis, in engaging companies regarding issues of environmental, social and governance significance.

Three weeks after the explosion that sank BP’s contracted drilling rig, MMA Praxis’ full investment team met by phone with the Head of Social Policy and Sustainability in BP’s London office to receive an update on the company’s efforts in the Gulf and to express MMA Praxis’ concerns about what led to and will follow this disaster.

MMA Praxis has also helped organize and host a call among SRI analysts to discuss perspectives on BP and potential responses. Through continued attentiveness to the oil spill and commitment to dialogue with BP, we believe we can encourage better corporate practices both now and into the future. As more information becomes available regarding the cause of the disaster and the factors that contributed to it, we – along with other concerned investors – can play an important role in seeing that these issues are properly address by management.

Positive Investing

MMA Praxis Intermediate Income Fund Continues Positive Investment Trend
Continuing a focus begun in 2009, MMA Praxis Intermediate Income Fund co-managers, Delmar King and Benji Bailey channeled additional investments into financially-competitive, fixed income securities that yield a positive social return. To date, over 5.31% of the Fund is invested in bonds supporting renewable energy, immunization, medical research, and local infrastructure improvements. These market-rate, positive investments are in addition to the 1% or more of the fund dedicated to below market-rate community development investments held with MMA Community Development Investments. Some of the investments currently in the Fund include:

Medical Research and Disease Containment
One way the Intermediate Income Fund supports medical development is through its $0.8 million bond investment in the Howard Hughes Medical Institute (HHMI). The HHMI is a non-profit medical research institute that seeks to increase scientific knowledge to help improve human lives.

The Intermediate Income Fund also holds $1 million of bonds issued from the International Finance Facility for Immunisation Company (IFFIm). The IFFIm was created to accelerate the availability of $4 billion in pledged grants for health and immunization, spanning 20 years, for the world’s poorest countries. The $4 billion to be spent immediately on immunization programs is expected to prevent 5 million child deaths by 2015. The Fund’s investment in IFFIm bonds represents our ongoing commitment to respecting the dignity and value of all people, this time specifically through the containment of preventable diseases.

Investments in Schools and Public Works
The Intermediate Income Fund also held over $4 million in combined bond purchases from the

Cincinnati Water District, Indianapolis Public School System, Columbus, IN School System and Houston Independent School District allows MMA Praxis to invest in key infrastructure needs in US cities, helping build stronger, healthier communities.

Mark Regier
Director of Stewardship Investing

MMA Praxis Intermediate Income Fund

MMA Praxis Intermediate Income Fund
Semi-Annual report to shareholders
Portfolio managers’ letter

Bonds performed well in the first half of 2010. The Barclay’s Capital Aggregate Bond Index, the Fund’s benchmark, had a total return of 5.33 percent. This was about 12 percent better than the S&P 500. The MMA Praxis Intermediate Income Fund did well even though its 4.94 percent return for Class A shares and 5.16 percent for I Shares lagged the benchmark by 0.39 percent and 0.17 percent respectively. The underperformance was in large part due to Fund expenses on a net basis.

The economy was relatively strong in the first half of the year, but the favorable results were overwhelmed by events in Europe. Greece’s financial meltdown forced the European Union to commit to a 750 million Euros borrowing facility to provide a Trouble Asset Relief Program-like program to protect the European banks against losses on their sovereign bond holdings of Greece, Portugal, Spain, Italy and Ireland. The Europeans were able to use the European Central Bank to provide adequate liquidity, but were not able to settle the solvency issues surrounding Greece’s debt. This, in turn, led to a run on the Euro and a sharp appreciation of the dollar. As the dollar strengthened, interest rates fell as the demand for U.S. Treasury bonds as a safe haven-investment rose.

The large decline in Treasury rates was particularly pronounced in longer maturities. The five-year and 10-year Treasury rates fell 0.91 percent. A decline in interest rates caused bond prices to rise, which led to the strong results for Fund holdings.

Sectors that helped performance relative to similar maturity Treasuries were commercial mortgage-backed securities (CMBS), which outperformed by 7.5 percent, and Agencies, which outperformed by 0.3 percent.

Sectors that hurt performance relative to similar maturity Treasuries were mortgage-backed securities (MBS) and Corporate bonds. While mortgage-backed securities outperformed by 0.72 percent, the Fund had a large underweight position relative to the benchmark. Corporates had a return 1.09 percent below Treasuries, and the Fund’s overweight position was a drag on its results relative to its benchmark.

Some of the better performing names in the portfolio were TTX Co., State Street Boston, Harsco and JP Morgan Mortgage 06-LDP8 (CMBS), all of which appreciated over 13 percent. The worst performing were BP, which fell 17 percent, and Progressive, which fell about 7 percent. BP was particularly painful given the events that led to the Gulf oil disaster. (MMA Praxis comments on BP can be seen in our Stewardship Investing commentary in this semi-annual report.)

Outlook

Returns in the second half of 2010 should be less favorable given how low interest rates have fallen. There are several uncertainties that suggest a volatile period ahead.

First, we expect economic growth in the United States to be relatively sluggish in the second half of the year as the need for inventory rebuilding subsides. If growth is only 1.5 to 2.5 percent, the pressure for higher rates will be limited. Further, savings rates are likely to remain high, which will provide adequate funding for the Federal government’s deficit. High savings rates also imply weak consumer demand, which will likely keep unemployment well above 9 percent.

Second, we expect weak economic results in the United States to keep the Federal Reserve on hold for a long time. We believe there is virtually no chance that the Federal Reserve will raise rates before the second quarter of 2011 and it is entirely possible that the Federal Reserve could stay on hold until 2012.

Third, we expect sovereign risk, the risk of governments defaulting, to remain high. Europe will not likely find a way to fix the solvency problems of Greece, and possibly not those of Portugal or Spain, any time soon. Further, in the United States there are potential state and local government issues that are not easily dealt with. These issues create a meaningful level of uncertainty, in our opinion.

On a more positive note, very low short-term interest rates create strong demand for longer maturity bonds. This is particularly true for corporate credit. Corporations currently have strong balance sheets and solid liquidity. Corporate bonds still offer attractive spreads over Treasury securities, meaning investors who care about income and want some diversification from the volatility of the equity markets are likely to continue to seek out diversified funds like the MMA Praxis Intermediate Income Fund.

Delmar King
MMA Praxis Intermediate Income Fund
Co-fund Manager

Benjamin J. Bailey, CFA®
MMA Praxis Intermediate Income Fund
Co-fund Manager

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns as of 6/30/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	10.35%	7.97%	5.51%	5.84%	1.11%	0.97%
Class A *	5/12/99	6.26%	6.60%	4.70%	5.43%

Class I	5/1/06	10.74%	8.28%	5.73%	5.95%	0.62%	0.62%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*           Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2011 for Class A.

MMA Praxis Intermediate Income Fund
Performance review

Growth of $10,000 investment 6/30/00 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/00 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*           Reflects maximum front-end sales charge of 3.75%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1
Barclay’s Capital Aggregate Bond Index is an unmanaged index composed of the Barclay’s Capital Government/Credit Index and the Barclay’s Capital Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
ASSET BACKED SECURITY—0.2%
Discover Card Master Trust, 5.10%, 10/15/13	$500,000	$516,579
COLLATERALIZED MORTGAGE OBLIGATIONS—0.3%
Countrywide Home Loan Mortgage Pass Through Trust, 5.25%, 6/25/33	487,047	488,342
JPMorgan Mortgage Trust, 4.50%, 9/25/34	303,275	295,931
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS		784,273
COMMERCIAL MORTGAGE BACKED SECURITIES—8.1%
Banc of America Commercial Mortgage, Inc., 5.12%, 7/11/43	500,000	520,917
Bear Stearns Commercial Mortgage Securities, 4.95%, 2/11/41	266,516	272,479
Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41+	1,000,000	1,059,063
Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41	1,000,000	1,035,287
Bear Stearns Commercial Mortgage Securities, 5.54%, 9/11/41	2,000,000	2,086,385
Bear Stearns Commercial Mortgage Securities, 4.52%, 11/11/41	500,000	511,882
Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42+	701,361	704,879
Bear Stearns Commercial Mortgage Securities, 5.74%, 9/11/42+	1,000,000	1,043,754
Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42+ ..	1,115,646	1,116,628
Bear Stearns Commercial Mortgage Securities, 5.61%, 6/11/50	1,000,000	1,047,466
Chase Commercial Mortgage Securities Corp., 7.32%, 10/15/32	553,269	553,701
First Union National Bank Commercial Mortgage, 6.22%, 12/12/33	488,057	509,154
GE Capital Commercial Mortgage Corp., 6.53%, 5/15/33	832,175	851,227
GMAC Commercial Mortgage Securities, Inc., 6.47%, 4/15/34	920,702	940,310
GMAC Commercial Mortgage Securities, Inc., 5.39%, 10/15/38	144,630	147,706
JPMorgan Chase Commercial Mortgage Securities Corp., 4.90%, 10/15/42	1,000,000	983,789
JPMorgan Chase Commercial Mortgage Securities Corp., 4.92%, 10/15/42+	1,000,000	1,045,721
JPMorgan Chase Commercial Mortgage Securities Corp., 5.40%, 5/15/45	2,000,000	2,105,418
JPMorgan Chase Commercial Mortgage Securities Corp., 4.63%, 3/15/46	419,668	427,870
LB-UBS Commercial Mortgage Trust, 5.64%, 12/15/25	264,865	269,270
Morgan Stanley Capital I, 5.98%, 8/12/41+	1,000,000	1,070,968
Morgan Stanley Capital I, 5.01%, 1/14/42	999,694	1,028,935
Morgan Stanley Capital I, 4.83%, 6/12/47	1,000,000	1,032,101
Morgan Stanley Dean Witter Capital I, 5.93%, 12/15/35	1,225,000	1,297,756
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES		21,662,666
FOREIGN BONDS—0.8%
Province of Ontario, Canada, 4.10%, 6/16/14	1,000,000	1,075,399
Republic of Austria, 2.00%, 11/15/12(a)	1,000,000	1,020,000
TOTAL FOREIGN BONDS		2,095,399

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
MUNICIPAL BONDS—2.3%
Cincinnati Ohio Water System Rev., 6.46%, 12/01/34	$600,000	$640,212
Columbus Multi-High School Building Corp. Rev., 6.45%, 1/15/30	1,000,000	1,036,120
Houston Independent School District, 6.17%, 2/15/34	1,000,000	1,033,170
Indianapolis Public School Multi-School Building, 5.73%, 7/15/29	1,500,000	1,506,975
LL&P Wind Energy, Inc. (XLCA), 5.73%, 12/01/17(a)	1,000,000	1,005,100
Wisconsin State Transportation Rev., 5.84%, 7/01/30	800,000	810,744
TOTAL MUNICIPAL BONDS		6,032,321
CORPORATE BONDS—47.3%
ADVERTISING—0.4%
Omnicom Group, Inc., 6.25%, 7/15/19	1,000,000	1,138,159
BIOTECHNOLOGY—0.4%
Amgen, Inc., 5.70%, 2/01/19	500,000	580,822
Biogen Idec, Inc., 6.00%, 3/01/13	500,000	549,976
		1,130,798
BROADCASTING & CABLE TV—1.0%
Comcast Corp., 5.15%, 3/01/20	1,000,000	1,046,949
Comcast Corp., 5.70%, 5/15/18	500,000	549,624
McGraw-Hill Cos., Inc., 5.38%, 11/15/12	1,000,000	1,077,900
		2,674,473
BUILDING PRODUCTS—0.4%
Masco Corp., 6.13%, 10/03/16	500,000	483,777
Owens Corning, 6.50%, 12/01/16	500,000	531,994
		1,015,771
CAPITAL MARKETS—0.9%
BlackRock, Inc., 2.25%, 12/10/12	665,000	678,846
BlackRock, Inc., 3.50%, 12/10/14	1,000,000	1,037,104
Franklin Resources, Inc., 2.00%, 5/20/13	670,000	679,953
		2,395,903
CHEMICALS—0.2%
Nalco Co., 8.25%, 5/15/17	500,000	517,500
COMMERCIAL BANKS—2.9%
American Express Bank FSB, 5.55%, 10/17/12	630,000	677,196
Bank of New York Mellon Corp., 5.13%, 8/27/13	830,000	915,147
Bank of Nova Scotia, 2.25%, 1/22/13	2,000,000	2,027,872
Canadian Imperial Bank of Commerce, 2.00%, 2/04/13(a)	1,000,000	1,011,121
State Street Corp., 7.35%, 6/15/26	1,000,000	1,204,946
Wells Fargo & Co., 5.25%, 10/23/12	1,250,000	1,337,704
Wells Fargo & Co., Perpetual Bond, 7.98%, 3/29/49+	500,000	515,000
		7,688,986

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
COMMERCIAL SERVICES & SUPPLIES—0.7%
GATX Corp., 9.00%, 11/15/13	$432,187	$503,322
President and Fellows of Harvard College, 5.00%, 1/15/14(a)	175,000	193,552
TTX Co., 4.90%, 3/01/15(a)	1,000,000	1,064,597
		1,761,471
COMMUNICATIONS EQUIPMENT—0.1%
Cisco Systems, Inc., 4.45%, 1/15/20	200,000	211,125
COMPUTERS & PERIPHERALS—0.2%
Dell, Inc., 5.63%, 4/15/14	500,000	560,641
CONSTRUCTION MATERIALS—0.4%
Martin Marietta Materials, Inc., 6.60%, 4/15/18	1,000,000	1,085,248
CONSUMER FINANCE—1.0%
American Honda Finance Corp., 4.63%, 4/02/13(a)	1,500,000	1,606,662
Ford Motor Credit Co. LLC, 7.25%, 10/25/11	1,000,000	1,027,270
		2,633,932
CONTAINERS & PACKAGING—0.6%
Bemis Co., Inc., 5.65%, 8/01/14	500,000	550,593
Sealed Air Corp., 7.88%, 6/15/17(a)	1,000,000	1,045,284
		1,595,877
DIVERSIFIED FINANCIAL SERVICES—4.8%
Allstate Life Global Funding Trusts, 5.38%, 4/30/13	500,000	548,235
Ally Financial, Inc., 6.75%, 12/01/14	600,000	580,500
Bank of America Corp., 4.50%, 4/01/15	500,000	505,360
Citigroup, Inc., 5.13%, 5/05/14	1,000,000	1,019,865
Equifax, Inc., 4.45%, 12/01/14	1,110,000	1,156,621
ERAC USA Finance LLC, 5.90%, 11/15/15(a)	1,000,000	1,110,315
General Electric Capital Corp., 6.15%, 8/07/37	1,000,000	1,014,513
Goldman Sachs Group, Inc., 6.88%, 1/15/11	500,000	512,641
JPMorgan Chase & Co., 4.75%, 5/01/13	1,000,000	1,066,806
Morgan Stanley, 5.63%, 9/23/19	1,500,000	1,451,119
NASDAQ OMX Group, Inc., 4.00%, 1/15/15	621,000	631,412
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/01/18	780,000	1,081,604
NYSE Euronext, 4.80%, 6/28/13	1,000,000	1,081,513
UBS AG, 3.88%, 1/15/15	1,000,000	995,050
		12,755,554

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
ELECTRIC UTILITIES—5.0%
AEP Texas North Co., 5.50%, 3/01/13	$1,000,000	$1,082,184
Atlantic City Electric Co., 7.75%, 11/15/18	500,000	629,913
CenterPoint Energy Houston Electric LLC, 7.00%, 3/01/14	1,000,000	1,160,103
Consumers Energy Co., 6.70%, 9/15/19	625,000	747,669
Idaho Power Co., 4.50%, 3/01/20	500,000	510,982
ITC Holdings Corp., 5.50%, 1/15/20(a)	500,000	526,382
MidAmerican Energy Co., 6.75%, 12/30/31	1,500,000	1,795,625
Niagara Mohawk Power Corp., 4.88%, 8/15/19(a)	500,000	527,351
Pennsylvania Electric Co., 5.20%, 4/01/20	500,000	521,181
Portland General Electric Co., 6.10%, 4/15/19	1,100,000	1,279,808
Potomac Electric Power Co., 6.50%, 11/15/37	1,000,000	1,194,503
Puget Sound Energy, Inc., 6.74%, 6/15/18	1,000,000	1,142,590
TransAlta Corp., 4.75%, 1/15/15	500,000	526,476
TransAlta Corp., 6.65%, 5/15/18	500,000	557,049
Vectren Utility Holdings, Inc., 6.63%, 12/01/11	1,000,000	1,058,323
		13,260,139
ELECTRICAL EQUIPMENT—0.6%
Briggs & Stratton Corp., 8.88%, 3/15/11	1,000,000	1,030,000
Thomas & Betts Corp., 5.63%, 11/15/21	500,000	535,761
		1,565,761
FOOD & STAPLES RETAILING—0.2%
Kroger Co., 7.50%, 1/15/14	500,000	584,332
FOOD PRODUCTS—1.0%
Cargill, Inc., 7.50%, 9/01/26(a)	1,250,000	1,533,484
Kellogg Co., 4.25%, 3/06/13	1,000,000	1,071,762
		2,605,246
GAS UTILITIES—2.2%
Enbridge Energy Partners LP, 5.20%, 3/15/20	500,000	515,201
Enterprise Products Operating LLC, 3.70%, 6/01/15	1,000,000	1,011,599
Indiana Gas Co., Inc., 6.55%, 6/30/28	250,000	256,379
Michigan Consolidated Gas Co., 8.25%, 5/01/14	1,000,000	1,174,427
National Fuel Gas Co., 6.50%, 4/15/18	500,000	536,073
Northern Natural Gas Co., 5.38%, 10/31/12(a)	1,000,000	1,079,525
Sempra Energy, 6.50%, 6/01/16	600,000	688,499
Southern Union Co., 8.25%, 11/15/29	525,000	558,449
		5,820,152
HEALTH CARE EQUIPMENT & SUPPLIES—0.6%
Beckman Coulter, Inc., 6.00%, 6/01/15	900,000	1,013,911
Zimmer Holdings, Inc., 4.63%, 11/30/19	500,000	525,067
		1,538,978

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
HEALTH CARE PROVIDERS & SERVICES—1.4%
Express Scripts, Inc., 6.25%, 6/15/14	$550,000	$622,719
Howard Hughes Medical Institute, 3.45%, 9/01/14	843,000	892,846
McKesson Corp., 6.50%, 2/15/14	1,000,000	1,142,594
Roche Holdings, Inc., 6.00%, 3/01/19(a)	1,000,000	1,164,893
		3,823,052
HOTELS, RESTAURANTS & LEISURE—0.4%
Yum! Brands, Inc., 8.88%, 4/15/11	1,000,000	1,056,455
HOUSEHOLD DURABLES—0.3%
Stanley Black & Decker, Inc., 6.15%, 10/01/13	725,000	819,709
INDUSTRIAL CONGLOMERATES—0.8%
Cooper U.S., Inc., 5.45%, 4/01/15	1,000,000	1,129,041
Harsco Corp., 5.75%, 5/15/18	1,000,000	1,120,475
		2,249,516
INDUSTRIAL MACHINERY—0.4%
Valmont Industries, Inc., 6.63%, 4/20/20	1,000,000	1,024,795
INSURANCE BROKERS—0.4%
Willis North America, Inc., 5.63%, 7/15/15	1,000,000	1,057,791
INTEGRATED TELECOMMUNICATION SERVICES—1.4%
AT&T, Inc., 4.95%, 1/15/13	1,000,000	1,085,478
GTE Corp., 6.84%, 4/15/18	1,000,000	1,130,775
New Communications Holdings, Inc., 7.88%, 4/15/15(a)	500,000	503,750
Sprint Capital Corp., 7.63%, 1/30/11	1,000,000	1,017,500
		3,737,503
INTERNET & CATALOG RETAIL—0.2%
QVC, Inc., 7.13%, 4/15/17(a)	500,000	490,000
IT SERVICES—0.4%
Dun & Bradstreet Corp., 6.00%, 4/01/13	1,000,000	1,091,768
LIFE & HEALTH INSURANCE—0.3%
Prudential Financial, Inc., 4.75%, 4/01/14	641,000	672,615
MACHINERY—0.2%
Pall Corp., 5.00%, 6/15/20	500,000	518,634
METALS & MINING—0.3%
Teck Resources Ltd., 9.75%, 5/15/14	750,000	886,362

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
MULTI-LINE INSURANCE—0.8%
American International Group, Inc., 4.25%, 5/15/13	$500,000	$482,500
Metropolitan Life Global Funding I, 5.13%, 6/10/14(a)	500,000	543,161
Principal Life Global Funding I, 6.25%, 2/15/12(a)	1,000,000	1,066,030
		2,091,691
MULTILINE RETAIL—0.9%
Wal-Mart Stores, Inc., 2.25%, 7/08/15	1,000,000	996,950
Wal-Mart Stores, Inc., 7.55%, 2/15/30	1,000,000	1,326,850
		2,323,800
OFFICE ELECTRONICS—0.4%
Xerox Corp., 6.35%, 5/15/18	1,000,000	1,115,434
OIL, GAS & CONSUMABLE FUELS—3.2%
BP Capital Markets plc, 3.88%, 3/10/15	1,500,000	1,278,230
ConocoPhillips Holding Co., 6.95%, 4/15/29	1,075,000	1,319,284
Motiva Enterprises LLC, 5.20%, 9/15/12(a)	1,000,000	1,071,417
Pioneer Natural Resources Co., 5.88%, 7/15/16	500,000	499,489
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.83%, 9/30/16(a)	1,000,000	1,075,500
Shell International Finance BV, 4.00%, 3/21/14	1,000,000	1,057,694
Texas Gas Transmission LLC, 4.60%, 6/01/15	1,000,000	1,045,004
XTO Energy, Inc., 7.50%, 4/15/12	1,000,000	1,113,446
		8,460,064
PERSONAL PRODUCTS—0.6%
Avon Products, Inc., 5.63%, 3/01/14	1,000,000	1,117,718
Mead Johnson Nutrition Co., 3.50%, 11/01/14(a)	500,000	517,639
		1,635,357
PHARMACEUTICALS—1.1%
Abbott Laboratories, 5.13%, 4/01/19	1,000,000	1,115,769
Merck & Co., Inc., 4.00%, 6/30/15	500,000	541,520
Novartis Capital Corp., 4.13%, 2/10/14	1,250,000	1,348,661
		3,005,950
PROPERTY & CASUALTY INSURANCE—1.5%
21st Century Insurance Group, 5.90%, 12/15/13	496,000	514,089
Fidelity National Financial, Inc., 7.30%, 8/15/11	1,000,000	1,029,879
Markel Corp., 6.80%, 2/15/13	1,000,000	1,071,516
Progressive Corp., 6.70%, 6/15/37+	500,000	467,500
W.R. Berkley Corp., 5.13%, 9/30/10	1,000,000	1,004,022
		4,087,006
PUBLISHING—0.3%
Washington Post Co., 7.25%, 2/01/19	575,000	686,384

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.9%
AMB Property LP, 6.13%, 12/01/16	$1,000,000	$1,069,079
Pan Pacific Retail Properties, Inc., 5.95%, 6/01/14	1,000,000	1,083,491
Simon Property Group LP, 4.20%, 2/01/15	240,000	246,623
		2,399,193
REINSURANCE—0.5%
Berkshire Hathaway, Inc., 2.13%, 2/11/13	1,200,000	1,225,169
ROAD & RAIL—1.0%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40	1,000,000	1,057,689
Canadian National Railway Co., 4.40%, 3/15/13	1,000,000	1,071,870
CSX Transportation, Inc., 8.38%, 10/15/14	460,666	544,696
		2,674,255
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.8%
Analog Devices, Inc., 5.00%, 7/01/14	500,000	540,430
Applied Materials, Inc., 7.13%, 10/15/17	500,000	583,563
KLA-Tencor Corp., 6.90%, 5/01/18	1,000,000	1,118,695
		2,242,688
SOFT DRINKS—0.4%
Bottling Group LLC, 5.13%, 1/15/19	1,000,000	1,111,087
SPECIALTY RETAIL—0.4%
Home Depot, Inc., 5.25%, 12/16/13	500,000	549,774
Staples, Inc., 9.75%, 1/15/14	500,000	613,338
		1,163,112
SUPRANATIONAL—2.4%
Corporation Andina de Fomento, 5.20%, 5/21/13	1,000,000	1,078,437
Inter-American Development Bank, 3.50%, 3/15/13	1,000,000	1,058,182
Inter-American Development Bank, 3.50%, 7/08/13	1,000,000	1,060,363
International Bank for Reconstruction & Development, 2.00%, 12/04/13	2,000,000	2,032,532
International Finance Facility for Immunisation (IFFIM), 5.00%, 11/14/11(a)	1,000,000	1,049,486
		6,279,000
THRIFTS & MORTGAGE FINANCE—0.4%
Countrywide Financial Corp., 5.80%, 6/07/12	1,000,000	1,051,544
TRANSPORTATION SERVICES—0.3%
Golden State Petroleum Transport Corp., 8.04%, 2/01/19	868,961	841,068
TRUCK MANUFACTURERS—0.3%
PACCAR, Inc., 6.88%, 2/15/14	760,000	880,460

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
CORPORATE BONDS—47.3%, continued
UTILITIES—0.6%
Harper Lake Solar Funding Corp., 7.65%, 12/31/18(a)	$609,147	$699,769
Salton Sea Funding Corp., 7.48%, 11/30/18	922,265	1,035,132
		1,734,901
WATER UTILITIES—0.4%
American Water Capital Corp., 6.09%, 10/15/17	1,000,000	1,102,674
TOTAL CORPORATE BONDS		126,079,083

CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
MMA Community Development Investment, Inc., 1.10%,12/15/11+(b)(c)	802,500	802,500
MMA Community Development Investment, Inc., 0.73%,12/15/12+(b)(c)	910,000	910,000
MMA Community Development Investment, Inc., 1.10%,12/15/13+(b)(c)	802,500	723,053
TOTAL CORPORATE NOTES		2,435,553

INTEREST ONLY BONDS—0.0%
FREDDIE MAC REMICS — 0.0%
5.00%, 4/15/29	1,827,847	74,966
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.0%
0.79%, 4/16/27+	6,106,988	96,330
TOTAL INTEREST ONLY BONDS		171,296

U.S. GOVERNMENT AGENCIES—37.6%
FEDERAL FARM CREDIT BANK — 0.8%
4.88%, 12/16/15	2,000,000	2,258,676
FEDERAL HOME LOAN BANK — 3.7%
3.88%, 6/14/13	300,000	323,225
4.13%, 8/13/10	1,000,000	1,004,684
5.00%, 11/17/17	4,000,000	4,564,552
5.00%, 12/10/21	2,625,000	2,949,579
6.63%, 11/15/10	900,000	921,295
		9,763,335
FEDERAL HOME LOAN MORTGAGE CORP. — 11.0%
2.61%, 5/01/34+	467,919	485,532
2.61%, 5/01/34+	227,957	236,537
3.75%, 3/27/19	8,750,000	9,129,076
4.50%, 6/01/18	901,865	952,128
5.00%, 4/01/19	829,941	891,863
5.00%, 12/01/21	1,409,142	1,508,553

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES—37.6%, continued
FEDERAL HOME LOAN MORTGAGE CORP. — 11.0%, continued
5.00%, 2/15/32	$2,000,000	$2,121,363
5.00%, 7/01/35	1,500,212	1,590,991
5.50%, 4/01/22	1,010,373	1,092,070
5.50%, 11/01/33	746,646	806,074
5.50%, 3/01/36	928,442	999,729
5.50%, 6/01/36	1,442,465	1,550,965
5.50%, 12/01/36	1,365,677	1,468,401
6.00%, 9/01/17	576,187	625,500
6.00%, 4/01/27	1,407,816	1,537,154
6.00%, 6/01/36	1,018,303	1,106,513
6.00%, 8/01/37	858,935	933,340
6.88%, 9/15/10	1,081,000	1,096,185
7.00%, 2/01/30	321,847	358,036
7.00%, 3/01/31	243,729	271,134
7.50%, 7/01/30	498,876	554,936
		29,316,080
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 15.1%
2.11%, 2/01/34+	367,580	377,355
2.52%, 6/01/33+	129,713	135,016
2.60%, 5/01/34+	315,617	328,945
4.13%, 4/15/14	900,000	982,795
4.38%, 10/15/15	6,000,000	6,635,976
5.00%, 2/13/17	3,000,000	3,409,818
5.00%, 7/01/18	485,422	518,605
5.00%, 9/01/18	706,002	754,263
5.00%, 4/01/25	1,143,068	1,218,134
5.00%, 7/01/25	968,877	1,038,358
5.00%, 10/01/25	1,218,469	1,298,488
5.00%, 10/01/35	1,651,703	1,750,100
5.31%, 5/01/37+	1,237,067	1,306,173
5.50%, 6/01/22	1,025,715	1,109,455
5.50%, 11/01/25	311	339
5.50%, 2/01/34	638,617	686,353
5.50%, 1/01/35	1,289,288	1,385,662
5.50%, 10/01/35	1,911,396	2,054,273
5.50%, 6/01/36	1,096,570	1,178,539
5.50%, 11/01/36	1,344,658	1,445,171
6.00%, 10/01/33	335,816	364,644
6.00%, 11/01/34	1,279,529	1,389,369
6.00%, 10/01/35	799,038	867,630
6.00%, 6/01/36	808,224	877,605
6.63%, 11/15/30	6,750,000	8,778,085

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES—37.6%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 15.1%, continued
7.00%, 7/01/15	$4,369	$4,767
7.00%, 11/01/19	39,861	44,275
7.00%, 11/01/19	66,762	74,154
8.50%, 9/01/26	227,358	263,786
		40,278,133
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.9%
3.50%, 1/20/34+	159,474	163,524
5.50%, 10/20/38	1,358,135	1,456,303
6.50%, 11/20/38	288,801	313,629
6.75%, 4/15/16	52,757	57,678
7.00%, 12/20/30	81,822	89,767
7.00%, 10/20/31	52,730	57,849
7.00%, 3/20/32	168,079	184,400
		2,323,150
SMALL BUSINESS ADMINISTRATION — 0.2%
0.60%, 2/25/32+	588,443	582,326
1.00%, 9/25/18+	38,212	38,144
		620,470
FDIC GUARANTEED—5.9% (d)
Citibank NA, 1.75%, 12/28/12	3,000,000	3,053,487
Citigroup Funding, Inc., 1.88%, 10/22/12	3,000,000	3,063,063
Citigroup Funding, Inc., 1.88%, 11/15/12	1,330,000	1,358,046
General Electric Capital Corp., 1.63%, 1/07/11	1,400,000	1,408,540
General Electric Capital Corp., 2.20%, 6/08/12	175,000	179,618
JPMorgan Chase & Co., 2.63%, 12/01/10	1,000,000	1,009,209
PNC Funding Corp., 1.88%, 6/22/11	650,000	658,237
Regions Bank/Birmingham AL, 3.25%, 12/09/11	1,500,000	1,554,595
U.S. Central Federal Credit Union, 1.25%, 10/19/11	1,300,000	1,310,446
U.S. Central Federal Credit Union, 1.90%, 10/19/12	2,000,000	2,041,258
		15,636,499
TOTAL U.S. GOVERNMENT AGENCIES		100,196,343

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
INVESTMENT COMPANY—0.5%
MUTUAL FUND—0.5%
Pax World High Yield Bond Fund	167,685	$1,259,317

SHORT TERM INVESTMENT—3.0%
INVESTMENT COMPANY—3.0%
JPMorgan U.S. Government Money Market Fund-Agency Shares	8,003,589	8,003,589

TOTAL INVESTMENTS (Cost* $254,971,955)—101.0%		$269,236,419
Liabilities in excess of other assets — (1.0)%		(2,731,062)
NET ASSETS—100%		$266,505,357

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	144a security is restricted as to resale to institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At June 30, 2010, these securities were valued at $19,905,018 or 7.5% of net assets.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	1.10%	802,500	12/2009
MMA Community Development Investment, Inc.	0.73%	910,000	12/2009
MMA Community Development Investment, Inc.	1.10%	802,500	12/2009

At June 30, 2010, these securities had an aggregate market value of $2,435,553, representing 0.9% of net assets.

(c)	Fair valued security.
(d)
Securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) under its Temporary Liquidity Guarantee Program (TLGP). Under this program, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REMICS	—	Real Estate Mortgage Investment Conduits
Rev.	—	Revenue
XLCA	—	XL Capital Assurance, Inc.

See accompanying notes to financial statements.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Asset Backed Security	$—	$516,579	$—	$516,579
Collateralized Mortgage
Obligations	—	784,273	—	784,273
Commercial Mortgage
Backed Securities	—	21,662,666	—	21,662,666
Foreign Bonds	—	2,095,399	—	2,095,399
Municipal Bonds	—	6,032,321	—	6,032,321
Corporate Bonds	—	126,079,083	—	126,079,083
Corporate Notes	—	—	2,435,553	2,435,553
Interest Only Bonds	—	171,296	—	171,296
U.S. Government
Agencies	—	100,196,343	—	100,196,343
Investment Company	1,259,317	—	—	1,259,317
Short Term Investment	8,003,589	—	—	8,003,589
Total Investments	$9,262,906	$257,537,960	$2,435,553	$269,236,419

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Intermediate
Corporate Notes	Income Fund
Balance as of December 31, 2009	$2,515,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	(79,447)
Balance as of June 30, 2010	$2,435,553

There were no significant transfers in and out of Levels 1, 2 or 3 during the six months ended June 30, 2010.

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund

MMA Praxis Core Stock Fund
Semi-Annual report to shareholders
Portfolio managers’ letter

MMA Praxis Core Stock Fund performance overview
For the six-month period ended June 30, 2010, MMA Praxis Core Stock Fund Class A returned -7.26 percent, underperforming its benchmark, the Standard & Poor’s 500 Index (“Index”), which returned -6.65 percent.

Factors affecting the Fund’s performance
All sectors of the market declined over the six-month period. Materials, Energy, and Information Technology were the sectors within the Index that declined the most. Industrials, Consumer Discretionary, and Consumer Staples were the sectors within the Index that declined the least.

The Fund had more invested in financial companies than any other sector over the six-month period and was the most important contributor relative to the Index. The Fund’s financial companies outperformed the corresponding sector within the Index (down 2 percent versus down 4 percent for the Index) and had a higher relative average weighting (29 percent versus 16 percent for the Index). Berkshire Hathaway, Progressive, Hartford Financial Services, and Hang Lung Group were among the most important contributors to performance while Bank of New York Mellon and Julius Baer were among the most important detractors from performance. The Fund no longer owns Hartford Financial Services.

Information Technology companies were the most important detractors from performance on an absolute basis. The Fund’s Information Technology companies underperformed the corresponding sector within the Index (down 21 percent versus down 11 percent for the Index) and had a lower relative average weighting (10 percent versus 19 percent for the Index). Google, Microsoft, and Hewlett Packard were among the most important detractors from performance.

Energy companies were the second most important detractors from performance on an absolute basis. The Fund’s Energy companies outperformed the corresponding sector within the Index (down 10 percent versus down 12 percent for the Index). Devon Energy and Transocean were among the most important detractors from performance while EOG Resources was among the most important contributors to performance.

The Fund’s Consumer Discretionary companies were the most important detractors from performance compared to the Index. The Fund’s Consumer Discretionary companies underperformed the corresponding sector within the Index (down 11 percent versus down 2 percent for the Index) and had a lower relative average weighting (7 percent versus 10 percent for the Index) in this stronger performing sector.

As of June 30, 2010, only one company had dropped out of the Fund’s top 10 holdings from Dec. 31, 2009. Loews has been replaced by CVS Caremark.

The Fund held approximately 13 percent of its assets in foreign companies (including American Depositary Receipts) at June 30, 2010. As a whole, these companies underperformed the domestic companies held by the Fund.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	15.31%	(12.39%)	(3.61%)	(2.62%)	1.60%	1.60%
Class A *	5/12/99	9.21%	(13.95%)	(4.65%)	(3.14%)

Class I	5/1/06	16.01%	(12.02%)	(3.27%)	(2.45%)	0.95%	0.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis Core Stock Fund
Performance review

Growth of $10,000 investment 6/30/00 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/00 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 1/4/94 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The S&P 500 Composite Stock Price Index (the “S&P 500 Index”) is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.6%
AIR FREIGHT & LOGISTICS—0.2%
United Parcel Service, Inc., Class B	6,000	$341,340
AUTOMOBILES—1.1%
Harley-Davidson, Inc.	74,400	1,653,912
BEVERAGES—1.2%
Coca-Cola Co.	38,100	1,909,572
CAPITAL MARKETS—5.7%
Ameriprise Financial, Inc.	30,800	1,112,804
Bank of New York Mellon Corp	155,700	3,844,233
GAM Holding Ltd. (Switzerland)(a)	81,800	891,729
Goldman Sachs Group, Inc.	6,590	865,069
Julius Baer Group Ltd. (Switzerland)	81,800	2,349,611
		9,063,446
CHEMICALS—0.4%
Potash Corp of Saskatchewan, Inc. (Canada)	4,627	399,032
Praxair, Inc.	3,700	281,163
		680,195
COMMERCIAL BANKS—4.5%
Wells Fargo & Co.	278,558	7,131,085
COMMERCIAL SERVICES & SUPPLIES—1.7%
Iron Mountain, Inc.	116,000	2,605,360
COMPUTERS & PERIPHERALS—1.5%
Hewlett-Packard Co.	54,250	2,347,940
CONSTRUCTION MATERIALS—1.4%
Martin Marietta Materials, Inc	20,300	1,721,643
Vulcan Materials Co.	10,200	447,066
		2,168,709
CONSUMER FINANCE—4.2%
American Express Co.	169,500	6,729,150
CONTAINERS & PACKAGING—2.1%
Sealed Air Corp	168,900	3,330,708
DIVERSIFIED CONSUMER SERVICES—0.0%
H&R Block, Inc.	2,450	38,440

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.6%, continued
DIVERSIFIED FINANCIAL SERVICES—0.7%
JPMorgan Chase & Co.	4,800	$175,728
Moody’s Corp.	49,300	982,056
		1,157,784
ELECTRICAL EQUIPMENT—0.5%
ABB Ltd.- ADR (Switzerland)(a)	43,940	759,283
ENERGY EQUIPMENT & SERVICES—0.6%
Transocean Ltd. (Switzerland)(a)	18,955	878,185
FOOD & STAPLES RETAILING—11.5%
Costco Wholesale Corp.	244,400	13,400,452
CVS Caremark Corp.	163,122	4,782,737
		18,183,189
FOOD PRODUCTS—0.7%
Hershey Co.	11,500	551,195
Unilever NV - NY Registry Shares (Netherlands)	22,700	620,164
		1,171,359
HEALTH CARE EQUIPMENT & SUPPLIES—1.5%
Baxter International, Inc.	19,800	804,672
Becton Dickinson and Co.	21,800	1,474,116
CareFusion Corp. (a)	6,465	146,756
		2,425,544
HEALTH CARE PROVIDERS & SERVICES—1.6%
Cardinal Health, Inc.	2,730	91,755
Express Scripts, Inc. (a)	52,800	2,482,656
		2,574,411
HOUSEHOLD DURABLES—0.2%
Hunter Douglas NV (Netherlands)	8,300	304,388
HOUSEHOLD PRODUCTS—5.0%
Procter & Gamble Co.	133,200	7,989,336
INDUSTRIAL CONGLOMERATES—0.7%
Tyco International Ltd. (Switzerland)	33,190	1,169,284
INSURANCE—10.2%
Berkshire Hathaway, Inc., Class A (a)	52	6,240,000
Loews Corp	125,900	4,193,729
Markel Corp. (a)	480	163,200
Progressive Corp.	212,200	3,972,384

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.6%, continued
INSURANCE—10.2%, continued
Transatlantic Holdings, Inc.	34,343	$1,647,090
		16,216,403
INTERNET & CATALOG RETAIL—0.3%
Amazon.com, Inc. (a)	1,050	114,723
Liberty Media Corp. - Interactive, Series A (a)	38,475	403,987
		518,710
INTERNET SOFTWARE & SERVICES—3.7%
Google, Inc., Class A (a)	13,200	5,873,340
IT SERVICES—0.3%
Visa, Inc., Class A	6,370	450,678
MARINE—1.1%
China Shipping Development Co. Ltd., Class H (China)	406,000	518,782
Kuehne + Nagel International AG (Switzerland)	12,000	1,244,700
		1,763,482
MEDIA—2.2%
Grupo Televisa SA- ADR (Mexico)	42,500	739,925
Liberty Media Corp. - Starz, Series A (a)	3,044	157,801
News Corp., Class A	102,100	1,221,116
Walt Disney Co.	45,100	1,420,650
		3,539,492
METALS & MINING—1.0%
BHP Billiton plc (United Kingdom)	32,000	838,848
Rio Tinto plc (United Kingdom)	17,400	771,731
		1,610,579
OIL, GAS & CONSUMABLE FUELS—10.0%
Canadian Natural Resources Ltd. (Canada)	109,200	3,628,716
ConocoPhillips	960	47,126
Devon Energy Corp	77,900	4,745,668
EOG Resources, Inc.	64,400	6,335,028
OGX Petroleo e Gas Participacoes SA (Brazil)(a)	110,000	1,021,995
		15,778,533
PAPER & FOREST PRODUCTS—1.0%
Sino-Forest Corp. (Canada)(a)	107,060	1,521,599
PERSONAL PRODUCTS—0.2%
Natura Cosmeticos SA (Brazil)	12,200	270,360

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
COMMON STOCKS—92.6%, continued
PHARMACEUTICALS—7.4%
Johnson & Johnson	66,100	$3,903,866
Merck & Co., Inc	223,916	7,830,343
		11,734,209
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.4%
Brookfield Asset Management, Inc., Class A (Canada)	39,900	902,538
Hang Lung Group Ltd. (Hong Kong)	231,000	1,254,838
		2,157,376
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.5%
Texas Instruments, Inc.	104,200	2,425,776
SOFTWARE—1.5%
Activision Blizzard, Inc.	81,500	854,935
Microsoft Corp.	68,300	1,571,583
		2,426,518
SPECIALTY RETAIL—2.1%
Bed Bath & Beyond, Inc. (a)	57,400	2,128,392
CarMax, Inc. (a)	58,200	1,158,180
		3,286,572
TRANSPORTATION INFRASTRUCTURE—1.3%
China Merchants Holdings International Co. Ltd. (Hong Kong)	557,355	1,857,397
COSCO Pacific Ltd. (Bermuda)	163,041	194,931
		2,052,328
WIRELESS TELECOMMUNICATION SERVICES—0.4%
America Movil SAB de CV, Series L- ADR (Mexico)	13,000	617,500

TOTAL COMMON STOCKS		146,856,075

COMMERCIAL PAPER—3.6%
Intesa Funding LLC, 0.10%, 7/01/10	$5,805,000	5,804,984

CORPORATE BOND—0.8%
AUTOMOBILES—0.8%
Harley-Davidson, Inc., 15.00%, 2/01/14	1,000,000	1,324,879

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
CORPORATE NOTES—1.8%
DEVELOPMENT AUTHORITIES—1.8%
MMA Community Development Investment, Inc., 1.10%, 12/15/11+(b)(c)	$1,016,000	$1,016,000
MMA Community Development Investment, Inc., 0.73%, 12/15/12+(b)(c)	903,000	903,000
MMA Community Development Investment, Inc., 1.10%, 12/15/13+(b)(c)	1,016,000	915,416
TOTAL CORPORATE NOTES		2,834,416

SHORT TERM INVESTMENT—0.2%
INVESTMENT COMPANY—0.2%
JPMorgan U.S. Government Money Market Fund- Agency Shares	265,558	265,558

TOTAL INVESTMENTS (Cost* $159,216,120)—99.0%		$157,085,912
Other assets in excess of liabilities — 1.0%		1,539,011
NET ASSETS—100%		$158,624,923

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	1.10%	1,016,000	12/2009
MMA Community Development Investment, Inc.	0.73%	903,000	12/2009
MMA Community Development Investment, Inc.	1.10%	1,016,000	12/2009

At June 30, 2010, these securities had an aggregate market value of $2,834,416, representing 1.8% of net assets.

(c)	Fair valued security.
*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt
plc	—	Public Liability Company

See accompanying notes to financial statements.

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$146,856,075	$—	$—	$146,856,075
Commercial Paper	—	5,804,984	—	5,804,984
Corporate Bond	—	1,324,879	—	1,324,879
Corporate Notes	—	—	2,834,416	2,834,416
Short Term Investment	265,558	—	—	265,558
Total Investments	$147,121,633	$7,129,863	$2,834,416	$157,085,912

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Corporate Notes	Core Stock Fund
Balance as of December 31, 2009	$2,935,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	(100,584)
Balance as of June 30, 2010	$2,834,416

There were no significant transfers in and out of Levels 1, 2 or 3 during the six months ended June 30, 2010.

See accompanying notes to financial statements.

MMA Praxis International Fund

MMA Praxis International Fund
Semi-Annual report to shareholders
Portfolio manager’s letter

Strategy
The half-year in global equity markets was a period of contrasts. After the market strength of 2009, markets showed small gains in the first quarter of 2010 only to experience a sharp reversal of fortunes in the second quarter. Among the factors that had an impact were investor fears regarding sovereign debt problems, tightening fiscal measures in many countries, a slow-down in the rate of growth in China and slower than expected jobs growth in the United States and elsewhere. While many Eurozone countries announced austerity programs that should begin to address the long-term government debt imbalances, investors’ fears increased around the idea that the recovery would be derailed and that a double-dip recession was a distinct possibility.

During the half-year, we made some modest changes in the portfolio. These reflected, in part, the change in economic and market environment that took place later in the period. By June 30, 2010, Health Care was the largest sector increase and we also raised cash levels. These were funded by reductions in some of the more economically sensitive sectors such as Materials, Financials and Information Technology. Exposure to Energy was also reduced. In Health Care, we added new exposure in leading pharmaceuticals GlaxoSmithKline, Bayer and Astra Zeneca, while reducing our holding in Novartis. Because of strong relative outperformance, the weight in Consumer Discretionary increased in the period despite significant trims in individual positions. In Materials, we trimmed mining giants Rio Tinto and BHP Billiton due to a slowdown in Chinese commodity demand. We eliminated exposure to two Greek holdings, Hellenic Exchanges and National Bank of Greece, against the background of the economic difficulties in that country, while opening exposure to some stronger companies in the sector such as UBS, Westpac Banking, and Lloyds Banking. Within Information Technology, we also eliminated some holdings, such as Elpida Memory (the Japanese DRAM manufacturer) on increased competition within the industry. We increased Yahoo Japan and reintroduced Nintendo, the latter company in anticipation of the next wave of console launches. The geographic distribution of the portfolio saw sizeable reduction in Europe and the United Kingdom with modest increases in Japan and Canada.

Performance
Over the half-year, the portfolio outperformed the MSCI EAFE Index. Consumer Discretionary and Energy were the principal contributors due to the benefits of stock outperformance combined with selective underweights to specific companies. Materials benefitted from sector underweight combined with stock outperformance while our cash holding also benefitted in the down market environment. Within Consumer Discretionary, Isuzu Motors, the Japanese truck manufacturer, rose over 60 percent. Our thesis for holding this stock was the potential recovery in truck sales driven by an improving economic environment, particularly in emerging markets. The company raised its earnings guidance significantly for its full-year results and subsequently projected strong earnings growth for year ending March 2011. Luxury goods retailers, Burberry, Swatch and PPR all contributed meaningfully in the period. Despite concerns in some segments about the retail industry, the luxury goods market has held up very well given the increased consumer wealth and spending power in Asia. Our underweight in BP proved positive, given the difficulties the company has been experiencing in the Gulf of Mexico, and two of our Canadian quoted holdings, oil producer Pacific Rubiales and gas producer Encana, outperformed the sector and overall market strongly. The weaker sectors in the period included Industrials, and Consumer Staples. In Industrials, our holdings in temporary employment companies detracted as the expected uptick in employment was pushed back in time. We continue to believe in the potential from these companies and have maintained our exposure to the stronger ones. The benefits of our stock outperformance in Consumer Staples were more than offset by our underweight position in the sector, one of the stronger performing sectors during the half-year.

Geographically, Europe, Canada and Japan were the strongest contributors. Japan had the highest regional return both in the portfolio and in the MSCI EAFE Index in the half-year.

Outlook
While corporate balance sheets appear strong and price multiples of expected corporate earnings are not expensive, based on current business levels, the sovereign storm clouds have continued to gather on the horizon and are resulting in a reassessment of the sustainable level of Gross Domestic Product growth.

Indeed, we have been in the midst of a fairly normal positive upswing from the recessionary levels seen in 2008 and early 2009. Fiscal and monetary stimulus, coupled with inventory rebuilding and the release of some pent-up consumer demand, was producing a cyclical upturn. We had even noticed the first signs of cheer in employment through a clear uptick in temporary employment, as well as improvement in work-week numbers, before concerns about the sustainability of the recovery surfaced.

During the second quarter, risk appetite clearly diminished with the greatest indicator being the European sovereign debt markets. CDS and yield spreads over German paper started to widen acutely, to the point that governments began the implementation of hasty austerity measures which, coupled with a multilateral assistance package, have still been insufficient to calm markets in the short run.

Currently, the global outlook encompasses fiscal drag and monetary stimulus. The transition from fiscal stimulus to fiscal drag is particularly conspicuous due to the very public nature of cuts in fiscal finances. This has a follow-on effect on consumer and corporate confidence which, in turn, can impact consumer and capital spending. Negative revisions to GDP growth can and probably will ensue.

To put the current environment in a different perspective, we all have front row seats at this ‘fight’. On one side of the ring, we have Fiscal Drag and on the other side we have Monetary Stimulus. The bout is already underway and should be a fierce fight. Our prediction is that Fiscal Drag will take the first few rounds as sovereign deficits have gained much weight, but as the fight wages on, we would expect that Monetary Stimulus will gain in strength and that Fiscal Drag will decrease with the deficit alleviating measures that are being implemented around the globe.

Also, as the fight moves through the rounds, we may see continued market turmoil, which could provide some very attractive entry points for international equities. It seems quite clear that reflationary monetary policies will cease only when reflation becomes apparent. When that occurs, it should bode well for equities and bode ill for debt. Eventually, we should see a rise in interest rates; the optimists would say this is a result of the emergence of some inflationary pressure as the economy gradually recovers. The pessimists would counter that rate pressure will come as a result of a lack of buyers of sovereigns. We believe the first cause is ultimately more likely, but the second is not out of the question.

Low debt yields do make the equity earnings yields very attractive by comparison and will provide a floor to equity markets. Indeed, we are seeing some signs emerge already: mergers and acquisitions activity is beginning to rise and the largest global bond shop in the world, PIMCO, has taken a leap into equities markets – an interesting pointer.

Francis Claró, CFA®
Evergreen Investment Management

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/10

	Inception					Expense Ratio**
	Date	1 Year	3 Year	5 Year	10 Year	Gross	Net
Class A (No Load)	5/12/99	6.68%	(14.72%)	(1.37%)	(3.65%)	1.97%	1.97%
Class A *	5/12/99	1.04%	(16.23%)	(2.43%)	(4.17%)

Class I	5/1/06	7.40%	(14.34%)	(0.99%)	(3.47%)	1.26%	1.26%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 4/1/97 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis International Fund
Performance review

Growth of $10,000 investment 6/30/00 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 6/30/00 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 4/1/97 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1	The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%
ARGENTINA—0.8%
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.8%
IRSA Inversiones y Representaciones SA- ADR	61,060	$637,466

AUSTRALIA—4.1%
COMMERCIAL BANKS—1.3%
Commonwealth Bank of Australia	13,467	551,376
Westpac Banking Corp.	26,342	470,741
		1,022,117
DIVERSIFIED FINANCIAL SERVICES—0.5%
ASX Ltd	18,266	448,347
DIVERSIFIED FINANCIALS—0.4%
Macquarie Group Ltd.	9,554	298,522
INSURANCE—0.7%
AMP Ltd.	122,452	537,015
MATERIALS—1.2%
Newcrest Mining Ltd.	32,942	973,285
		3,279,286
BELGIUM—0.5%
HEALTH CARE TECHNOLOGY—0.5%
AGFA-Gevaert NV (a)	64,578	373,524

BRAZIL—0.4%
COMMERCIAL BANKS—0.4%
Banco Bradesco SA- ADR	20,703	328,350

CANADA—7.4%
ENERGY—4.4%
Canadian Natural Resources Ltd.	49,658	1,648,036
EnCana Corp	25,007	757,339
Pacific Rubiales Energy Corp. (a)	28,988	649,715
Suncor Energy, Inc.	14,763	434,479
		3,489,569
MATERIALS—1.3%
Agnico-Eagle Mines Ltd.	13,405	814,756
Teck Resources Ltd., Class B	6,569	194,253
		1,009,009

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
CANADA—7.4%, continued
REAL ESTATE MANAGEMENT & DEVELOPMENT—1.1%
Brookfield Asset Management, Inc., Class A	40,948	$926,244
TECHNOLOGY HARDWARE & EQUIPMENT—0.6%
Research In Motion Ltd. (a)	9,360	461,074
		5,885,896
CHINA—4.5%
INTERNET SOFTWARE & SERVICES—3.1%
Netease.com- ADR (a)	15,323	485,892
Sina Corp. (a)	48,186	1,699,039
Tencent Holdings Ltd.	14,800	248,032
		2,432,963
SOFTWARE—1.4%
VanceInfo Technologies, Inc.- ADR (a)	49,308	1,147,890
		3,580,853
DENMARK—0.4%
TRANSPORTATION—0.4%
A.P. Moller - Maersk A/S, Class B	41	326,167

FINLAND—0.7%
INSURANCE—0.3%
Sampo OYJ, Class A	11,403	242,210
TECHNOLOGY HARDWARE & EQUIPMENT—0.4%
Nokia OYJ	41,650	341,752
		583,962
FRANCE—4.9%
CAPITAL GOODS—0.6%
Alstom SA	2,704	123,931
Cie de Saint-Gobain	9,096	343,646
		467,577
COMMERCIAL BANKS—0.8%
BNP Paribas	11,278	617,437
FOOD & DRUG RETAILING—0.5%
Carrefour SA	9,276	371,375
FOOD, BEVERAGE & TOBACCO—0.6%
Danone SA	9,090	491,314

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
FRANCE—4.9%, continued
INSURANCE—0.6%
AXA SA	31,667	$493,537
MEDIA—0.6%
Publicis Groupe SA	11,298	454,262
RETAILING—0.9%
PPR	5,635	706,648
TELECOMMUNICATION SERVICES—0.3%
France Telecom SA	16,183	282,691
		3,884,841
GERMANY—7.3%
CAPITAL GOODS—0.3%
Hochtief AG	4,408	265,150
CONSUMER DURABLES & APPAREL—1.6%
Adidas AG	25,487	1,242,775
DIVERSIFIED FINANCIAL SERVICES—0.7%
Deutsche Boerse AG	8,359	511,908
DIVERSIFIED FINANCIALS—0.4%
Deutsche Bank AG	5,440	310,663
FOOD & DRUG RETAILING—0.6%
Metro AG	8,667	444,287
INSURANCE—1.4%
Allianz SE	5,273	527,776
Muenchener Rueckversicherungs Gesellschaft AG	4,363	551,403
		1,079,179
MATERIALS—1.0%
BASF SE	8,305	458,127
Lanxess AG	8,143	346,676
		804,803
PHARMACEUTICALS—0.7%
Bayer AG	10,292	578,936
RETAILING—0.3%
Kloeckner & Co. SE (a)	15,242	271,006

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
GERMANY—7.3%, continued
SOFTWARE—0.3%
SAP AG	6,052	$271,457
		5,780,164
HONG KONG—0.9%
DIVERSIFIED FINANCIAL SERVICES—0.4%
Hong Kong Exchanges and Clearing Ltd.	20,400	321,185
TELECOMMUNICATION SERVICES—0.5%
China Mobile Ltd.- ADR	7,714	381,149
		702,334
ISRAEL—0.6%
PHARMACEUTICALS—0.6%
Teva Pharmaceutical Industries Ltd.- ADR	9,378	487,562

ITALY—0.3%
COMMERCIAL BANKS—0.3%
UniCredit SpA	103,822	233,477

JAPAN—13.4%
AUTOMOBILES—3.5%
Isuzu Motors Ltd.	685,000	2,091,839
Toyota Motor Corp.	19,400	675,813
		2,767,652
CAPITAL GOODS—1.6%
Makita Corp.	25,100	679,913
Toshiba Machine Co. Ltd.	148,000	605,960
		1,285,873
DIVERSIFIED FINANCIALS—1.0%
Nomura Holdings, Inc	98,500	544,778
ORIX Corp	3,440	252,898
		797,676
HOUSEHOLD PRODUCTS—1.3%
Unicharm Corp.	9,000	1,020,980
INSURANCE—0.5%
NKSJ Holdings, Inc. (a)	59,600	356,596
INTERNET SOFTWARE & SERVICES—1.2%
Yahoo! Japan Corp.	2,381	960,048

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
JAPAN—13.4%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.7%
Tokyo Electron Ltd.	10,500	$576,571
SOFTWARE—0.3%
Nintendo Co. Ltd	800	238,421
TECHNOLOGY HARDWARE & EQUIPMENT—1.1%
Canon, Inc.	8,700	327,671
TDK Corp.	10,500	583,696
		911,367
TRANSPORTATION—2.2%
Mitsui O.S.K. Lines Ltd	94,000	631,522
Nippon Yusen KK	293,000	1,083,651
		1,715,173
		10,630,357
NETHERLANDS—7.4%
CAPITAL GOODS—0.4%
Koninklijke Philips Electronics NV	9,824	296,968
COMMERCIAL SERVICES & SUPPLIES—3.2%
Brunel International NV	11,140	318,768
Randstad Holding NV (a)	30,595	1,213,494
USG People NV (a)	70,496	1,002,576
		2,534,838
DIVERSIFIED FINANCIAL SERVICES—0.4%
ING Groep NV, CVA (a)	38,355	289,669
FOOD & DRUG RETAILING—0.4%
Koninklijke Ahold NV	26,184	325,474
FOOD, BEVERAGE & TOBACCO—1.4%
Unilever NV, CVA	40,515	1,116,717
MATERIALS—0.5%
New World Resources NV, Class A (a)	39,157	408,361
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—1.1%
ASML Holding NV	31,903	892,023
		5,864,050

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
NORWAY—0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telenor ASA	32,499	$412,745

SINGAPORE—0.5%
COMMERCIAL BANKS—0.5%
DBS Group Holdings Ltd.	39,000	381,276

SOUTH KOREA—0.4%
FOOD, BEVERAGE & TOBACCO—0.4%
Lotte Confectionery Co. Ltd.	348	363,104

SPAIN—1.4%
COMMERCIAL BANKS—0.4%
Banco Santander SA	33,086	353,614
DIVERSIFIED FINANCIAL SERVICES—0.3%
Criteria Caixacorp SA	49,338	202,779
RETAILING—0.7%
Inditex SA	9,474	545,493
		1,101,886
SWEDEN—1.3%
CAPITAL GOODS—0.4%
Skanska AB, Class B	22,131	322,428
COMMERCIAL BANKS—0.3%
Swedbank AB (a)	26,372	245,377
SPECIALTY RETAIL—0.6%
Hennes & Mauritz AB (H&M), Class B	16,598	458,941
		1,026,746
SWITZERLAND—7.7%
CAPITAL GOODS—0.6%
ABB Ltd. (a)	26,063	458,705
CONSUMER DURABLES & APPAREL—1.6%
Swatch Group AG	4,542	1,291,574
DIVERSIFIED FINANCIALS—1.8%
Credit Suisse Group AG	24,821	942,316
UBS AG (a)	36,116	484,518
		1,426,834

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
SWITZERLAND—7.7%, continued
INSURANCE—1.3%
Zurich Financial Services AG	4,724	$1,049,680
MATERIALS—0.3%
Givaudan SA	305	260,758
PHARMACEUTICALS—2.1%
Novartis AG	8,688	423,982
Roche Holding AG	8,969	1,240,690
		1,664,672
		6,152,223
UNITED KINGDOM—20.7%
CAPITAL GOODS—1.7%
Ashtead Group plc	350,012	469,873
Cookson Group plc (a)	60,495	350,425
Invensys plc	67,269	242,824
Travis Perkins plc (a)	26,175	286,662
		1,349,784
COMMERCIAL BANKS—4.6%
Barclays plc	235,043	950,111
HSBC Holdings plc	176,336	1,620,828
Lloyds Banking Group plc (a)	510,959	409,959
Royal Bank of Scotland Group plc (a)	453,614	280,790
Standard Chartered plc	15,111	370,494
		3,632,182
COMMERCIAL SERVICES—1.7%
Hays plc	540,634	740,717
Intertek Group plc	14,342	309,211
Savills plc	67,439	277,092
		1,327,020
CONSUMER DURABLES—0.8%
Burberry Group plc	57,354	652,549
ENERGY—2.5%
BG Group plc	22,682	340,925
BP plc	112,353	535,327
Royal Dutch Shell plc, Class A	42,967	1,091,991
		1,968,243
HOUSEHOLD PRODUCTS—0.5%
Reckitt Benckiser Group plc	8,644	404,498

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—86.6%, continued
UNITED KINGDOM—20.7%, continued
MEDIA—0.7%
WPP plc	57,630	$547,197
METALS & MINING—3.5%
Antofagasta plc	54,644	642,127
BHP Billiton plc	29,439	771,713
Rio Tinto plc	15,271	677,305
Xstrata plc	52,771	699,199
		2,790,344
PHARMACEUTICALS—1.8%
AstraZeneca plc	8,994	425,848
GlaxoSmithKline plc	59,812	1,021,444
		1,447,292
PROFESSIONAL SERVICES—0.6%
Experian plc	57,255	501,292
RETAILING—1.0%
Game Group plc	304,043	290,279
Kingfisher plc	86,550	273,112
Next plc	8,783	263,635
		827,026
TRANSPORTATION—0.4%
British Airways plc (a)	112,808	330,351
WIRELESS TELECOMMUNICATION SERVICES—0.9%
Vodafone Group plc	356,376	740,920
		16,518,698
UNITED STATES—0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES—0.5%
Telefonica SA	22,155	413,292

TOTAL COMMON STOCKS		68,948,259

PREFERRED STOCK—2.2%
GERMANY—2.2%
HEALTH CARE EQUIPMENT & SUPPLIES—2.2%
Fresenius SE (Preference)	26,549	1,761,250

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL
	AMOUNT/
	SHARES	VALUE
INVESTMENT COMPANY—1.2%
EXCHANGE TRADED FUND (ETF)—1.2%
iShares MSCI EAFE Index Fund	19,715	$916,945

CORPORATE NOTES—1.6%
DEVELOPMENT AUTHORITIES—1.6%
MMA Community Development Investment, Inc., 1.10%, 12/15/11+(b)(c)	$381,000	381,000
MMA Community Development Investment, Inc., 0.73%, 12/15/12+(b)(c)	543,000	543,000
MMA Community Development Investment, Inc., 1.10%, 12/15/13+(b)(c)	381,000	343,281
TOTAL CORPORATE NOTES		1,267,281

SHORT TERM INVESTMENT—4.3%
INVESTMENT COMPANY—4.3%
JPMorgan U.S. Government Money Market Fund-Agency Shares	3,440,799	3,440,799

TOTAL INVESTMENTS (Cost* $72,635,488)—95.9%		$76,334,534
Other assets in excess of liabilities — 4.1%		3,242,316
NET ASSETS—100%		$79,576,850

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

			Acquisition
Security	Yield	Shares	Date
MMA Community Development Investment, Inc.	1.10%	381,000	12/2009
MMA Community Development Investment, Inc.	0.73%	543,000	12/2009
MMA Community Development Investment, Inc.	1.10%	381,000	12/2009

At June 30, 2010, these securities had an aggregate market value of $1,267,281, representing 1.6% of net assets.

(c)	Fair valued security.
*	Represents cost for financial reporting purposes.

ADR	—	American Depositary Receipt
CVA	—	Dutch Certificate
plc	—	Public Liability Company

See accompanying notes to financial statements.

MMA Praxis International Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$21,400,407	$47,547,852	$—	$68,948,259
Preferred Stock	—	1,761,250	—	1,761,250
Investment Company	916,945	—	—	916,945
Corporate Notes	—	—	1,267,281	1,267,281
Short Term Investment	3,440,799	—	—	3,440,799
Total Investments	$25,758,151	$49,309,102	$1,267,281	$76,334,534

	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Foreign Forward Currency Exchange Contracts	$—	$(94,195)	$—	$(94,195)

*	Other financial instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/depreciation.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Corporate Notes	International Fund
Balance as of December 31, 2009	$1,305,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	(37,719)
Balance as of June 30, 2010	$1,267,281

Of the Level 2 investments presented above, none of the Common Stock investments were considered Level 2 investments at the beginning of the period. The primary reason for changes in the classifications between Level 1 and 2 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The Fund’s foreign equity securities may often be valued at fair value.

See accompanying notes to financial statements.

MMA Praxis Value Index Fund

MMA Praxis Value Index Fund
Semi-Annual report to shareholders
Portfolio manager’s letter

A long list of investor concerns ushered in a new phase for investment markets during the second quarter. The rally that began in March 2009 finally ran out of steam in mid-April of this year when European sovereign debt worries burst on the scene at about the same time the Deepwater Horizon oil rig went up in flames in the Gulf of Mexico. Soon after came the “flash crash” that sent U.S. equity markets on a harrowing roller coaster ride over the course of a few hours. Stock indexes declined across the board, leaving only bonds and REITS in positive territory for the year to date.

As we pass through the summer, the impacts of the stimulus package are expected to wane, causing investors to look into the future for signs of indigenous economic growth. Signs are mixed on whether the economy is pulling its own weight after a period of significant government intervention over the last 24 months. Readings for economic growth continue to register in the positive column, but the recovery appears to be weaker than usual. Unemployment remains stubbornly near the 10 percent mark, causing concern that an element of the workforce now out of work for months may suffer persistent damage to their psyches, not to mention their skills.

In short, we believe this recovery will be slower and less robust than we are accustomed to experiencing. The dislocations caused by the credit crisis are fundamental, not cyclical, in nature. Our collective use of debt to finance consumer purchases simply could not be sustained at the pace of the last few years. Saving, not spending, will characterize the coming period, and that is not positive for economic growth in the short run.

The value style of investing bested the growth style during the year, though both strategies registered negative results. The Fund’s A shares lost 4.51 percent versus a decline of 5.32 percent for its benchmark, the MSCI Prime Market Value Index during the period. The Fund’s outperformance during the period is primarily a result of its underweight to large integrated oil companies whose performance significantly lagged broader markets early in the year.

Chad Horning, CFA®
MMA Praxis Value Index Fund Manager

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Value Index Fund
Performance review

Average annual total returns as of 6/30/10

						Expense Ratio**
	Inception Date	1 Year	3 Year	5 Year	Since Inception	Gross	Net
Class A (No Load)	5/1/01	17.71%	(14.47%)	(3.54%)	(1.89%)	1.30%	1.30%
Class A *	5/1/01	11.53%	(16.00%)	(4.57%)	(2.46%)

Class I	5/1/06	18.35%	(14.15%)	(3.25%)	(1.79%)	0.59%	0.59%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*      Reflects maximum front-end sales charge of 5.25%.

Class I Share of this Fund was not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Share since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**   Reflects the expense ratios as reported in the Prospectus dated May 1, 2010.

MMA Praxis Value Index Fund
Performance review

Growth of $10,000 investment 5/1/01 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

Class I Shares of this Fund were not in existence prior to 5/1/06. Class I Share performance calculated for any period prior to 5/1/06 is based on the performance of Class B Shares since inception of 5/1/01 and has been adjusted to reflect differences in sales charges and expenses between the classes. The Class B Shares were exchanged into Class A Shares on August 17, 2009.

1
The MSCI US Prime Market Value Index represents the value companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Value Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Value Index Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%
AIRLINES—0.1%
Southwest Airlines Co.	3,909	$43,429

BEVERAGES—0.1%
Dr. Pepper Snapple Group, Inc	1,738	64,984

BUILDING PRODUCTS—0.2%
Masco Corp.	5,766	62,042
Owens Corning (a)	1,759	52,612
		114,654
CAPITAL MARKETS—4.0%
Ameriprise Financial, Inc.	3,757	135,740
Bank of New York Mellon Corp	16,898	417,212
BlackRock, Inc.	514	73,708
Goldman Sachs Group, Inc.	6,943	911,408
Invesco Ltd	6,779	114,090
Legg Mason, Inc	2,963	83,053
Morgan Stanley	17,491	405,966
		2,141,177
CHEMICALS—1.7%
Airgas, Inc	1,218	75,760
Albemarle Corp	1,285	51,027
Ashland, Inc.	1,112	51,619
E.I. du Pont de Nemours & Co.	12,342	426,910
FMC Corp.	861	49,447
International Flavors & Fragrances, Inc.	1,910	81,022
PPG Industries, Inc	2,803	169,329
		905,114
COMMERCIAL BANKS—7.0%
BB&T Corp.	9,900	260,469
Comerica, Inc.	1,809	66,626
Fifth Third Bancorp	11,090	136,296
First Horizon National Corp. (a)	4,503	51,563
Huntington Bancshares, Inc.	10,533	58,353
KeyCorp	13,700	105,353
M&T Bank Corp.	1,320	112,134
Marshall & Ilsley Corp.	7,130	51,193
PNC Financial Services Group, Inc	6,956	393,014
Regions Financial Corp	16,978	111,715
SunTrust Banks, Inc.	4,445	103,569
U.S. Bancorp	25,747	575,445

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
COMMERCIAL BANKS—7.0%, continued
Wells Fargo & Co.	66,662	$1,706,547
Zions Bancorp.	1,442	31,104
		3,763,381
COMMERCIAL SERVICES & SUPPLIES—0.2%
Avery Dennison Corp.	2,140	68,758
R.R. Donnelley & Sons Co.	3,672	60,111
		128,869
COMMUNICATIONS EQUIPMENT—0.3%
Motorola, Inc. (a)	16,926	110,357
Tellabs, Inc.	8,127	51,932
		162,289
COMPUTERS & PERIPHERALS—0.2%
Seagate Technology (a)	7,615	99,300

CONSTRUCTION & ENGINEERING—0.1%
URS Corp. (a)	1,783	70,161

CONSTRUCTION MATERIALS—0.2%
Vulcan Materials Co.	2,061	90,334

CONSUMER FINANCE—0.1%
SLM Corp. (a)	6,972	72,439

CONTAINERS & PACKAGING—0.1%
Owens-Illinois, Inc. (a)	2,703	71,494

DISTRIBUTORS—0.2%
Genuine Parts Co.	3,410	134,524

DIVERSIFIED CONSUMER SERVICES—0.1%
H&R Block, Inc.	4,703	73,790

DIVERSIFIED FINANCIAL SERVICES—9.8%
Bank of America Corp	136,744	1,965,011
Citigroup, Inc. (a)	291,444	1,095,829
JPMorgan Chase & Co.	53,916	1,973,865
NASDAQ OMX Group, Inc. (a)	4,382	77,912
NYSE Euronext	4,404	121,683
		5,234,300

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES—6.6%
AT&T, Inc.	82,735	$2,001,360
CenturyLink, Inc.	5,001	166,583
Qwest Communications International, Inc.	27,125	142,406
Verizon Communications, Inc	39,693	1,112,198
Windstream Corp.	9,242	97,596
		3,520,143
ELECTRIC UTILITIES—1.2%
NextEra Energy, Inc.	6,950	338,882
Northeast Utilities	4,607	117,386
Pepco Holdings, Inc.	6,554	102,767
Pinnacle West Capital Corp	2,837	103,153
		662,188
ELECTRICAL EQUIPMENT—0.4%
Cooper Industries plc	2,745	120,780
Rockwell Automation, Inc	1,425	69,953
		190,733
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.5%
Arrow Electronics, Inc. (a)	2,680	59,898
Corning, Inc.	10,605	171,271
Flextronics International Ltd. (a)	9,429	52,802
		283,971
ENERGY EQUIPMENT & SERVICES—0.8%
Nabors Industries Ltd. (a)	3,702	65,229
National Oilwell Varco, Inc.	2,924	96,697
Noble Corp. (a)	1,629	50,352
Patterson-UTI Energy, Inc.	2,566	33,025
Pride International, Inc. (a)	3,089	69,008
Transocean Ltd. (a)	2,820	130,651
		444,962
FOOD & STAPLES RETAILING—1.3%
CVS Caremark Corp.	8,263	242,271
Safeway, Inc.	7,210	141,748
SUPERVALU, Inc.	4,544	49,257
Sysco Corp.	8,561	244,588
		677,864
FOOD PRODUCTS—2.7%
ConAgra Foods, Inc.	7,530	175,600
H.J. Heinz Co.	2,946	127,326
Hormel Foods Corp.	2,340	94,723
J. M. Smucker Co	1,548	93,221

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unedited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
FOOD PRODUCTS—2.7% continued
Kraft Foods, Inc., Class A	24,301	$680,428
McCormick & Co., Inc.	3,539	134,340
Sara Lee Corp	10,900	153,690
		1,459,328
GAS UTILITIES—0.5%
National Fuel Gas Co	1,408	64,599
Oneok, Inc.	1,690	73,093
Questar Corp	2,645	120,321
		258,013
HEALTH CARE EQUIPMENT & SUPPLIES—1.1%
Boston Scientific Corp. (a)	23,812	138,110
CareFusion Corp. (a)	2,800	63,560
Covidien plc	7,347	295,202
Hologic, Inc. (a)	4,950	68,954
		565,826
HEALTH CARE PROVIDERS & SERVICES—2.5%
Aetna, Inc.	6,164	162,606
CIGNA Corp.	4,205	130,607
Coventry Health Care, Inc. (a)	2,032	35,926
Humana, Inc. (a)	2,757	125,912
Omnicare, Inc.	3,854	91,340
UnitedHealth Group, Inc.	16,822	477,745
WellPoint, Inc. (a)	6,407	313,495
		1,337,631
HOTELS, RESTAURANTS & LEISURE—0.7%
Carnival Corp.	6,173	186,672
Darden Restaurants, Inc	1,878	72,960
Royal Caribbean Cruises Ltd. (a)	1,313	29,897
Starwood Hotels & Resorts Worldwide, Inc	1,359	56,303
Wyndham Worldwide Corp.	2,582	52,002
		397,834
HOUSEHOLD DURABLES—0.8%
D.R. Horton, Inc.	5,775	56,768
Leggett & Platt, Inc	2,910	58,374
Lennar Corp., Class A	2,711	37,710
Mohawk Industries, Inc. (a)	841	38,484
Newell Rubbermaid, Inc.	4,750	69,540
Stanley Black & Decker, Inc.	2,321	117,257
Whirlpool Corp.	680	59,718
		437,851

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
HOUSEHOLD PRODUCTS—5.2%
Church & Dwight Co., Inc	1,268	$79,516
Kimberly-Clark Corp.	5,450	330,434
Procter & Gamble Co.	39,926	2,394,761
		2,804,711
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.2%
NRG Energy, Inc. (a)	4,298	91,161
INDUSTRIAL CONGLOMERATES—1.9%
3M Co.	9,515	751,590
Tyco International Ltd	7,001	246,645
		998,235
INSURANCE—9.2%
ACE Ltd	5,380	276,962
Aflac, Inc	2,351	100,317
Allstate Corp.	7,809	224,352
American International Group, Inc. (a)	1,782	61,372
AON Corp.	5,090	188,941
Assurant, Inc.	2,380	82,586
Axis Capital Holdings Ltd.	2,896	86,069
Berkshire Hathaway, Inc., Class B (a)	7,787	620,546
Chubb Corp	5,190	259,552
Cincinnati Financial Corp.	3,180	82,267
Everest Re Group Ltd.	1,400	99,008
Fidelity National Financial, Inc., Class A	3,675	47,738
Genworth Financial, Inc., Class A (a)	7,019	91,738
Hartford Financial Services Group, Inc	5,940	131,452
Lincoln National Corp.	4,385	106,512
Loews Corp	5,564	185,337
Markel Corp. (a)	219	74,460
Marsh & McLennan Cos., Inc	9,960	224,598
MetLife, Inc	11,342	428,274
Principal Financial Group, Inc	4,754	111,434
Progressive Corp.	7,694	144,032
Prudential Financial, Inc.	6,339	340,151
RenaissanceRe Holdings Ltd.	1,607	90,426
Torchmark Corp.	1,589	78,671
Transatlantic Holdings, Inc.	1,150	55,154
Travelers Cos., Inc.	7,719	380,161
Unum Group	4,968	107,806
White Mountains Insurance Group Ltd.	180	58,356
Willis Group Holdings plc	3,790	113,889
XL Capital Ltd., Class A	4,703	75,295
		4,927,456

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
INTERNET & CATALOG RETAIL—0.1%
LiLiberty Media Corp. - Interactive, Series A (a)	7,606	$79,863

INTERNET SOFTWARE & SERVICES—0.2%
AOL, Inc. (a)	4,122	85,696
IT SERVICES—0.2%
Fidelity National Information Services, Inc	3,883	104,142

LEISURE EQUIPMENT & PRODUCTS—0.4%
Hasbro, Inc.	2,037	83,721
Mattel, Inc	5,796	122,643
		206,364
LIFE SCIENCES TOOLS & SERVICES—0.6%
Thermo Fisher Scientific, Inc. (a)	6,447	316,225

MACHINERY—0.9%
Harsco Corp.	1,722	40,467
Illinois Tool Works, Inc	6,373	263,077
Ingersoll-Rand plc	4,701	162,138
		465,682
MEDIA—4.8%
CBS Corp., Class B	9,008	116,473
Comcast Corp. - Special, Class A	9,696	159,305
Comcast Corp., Class A	27,988	486,152
DISH Network Corp., Class A	2,810	51,002
Gannett Co., Inc.	3,372	45,387
News Corp., Class A	26,069	311,785
Time Warner Cable, Inc.	5,169	269,202
Time Warner, Inc.	16,532	477,940
Viacom, Inc., Class B	4,904	153,838
Walt Disney Co.	16,382	516,033
		2,587,117
METALS & MINING—0.6%
Nucor Corp.	5,562	212,914
Steel Dynamics, Inc.	2,106	27,778
United States Steel Corp	1,522	58,673
		299,365
MULTILINE RETAIL—0.3%
J.C. Penney Co., Inc.	1,928	41,414
Macy’s, Inc.	6,152	110,121
Sears Holdings Corp. (a)	216	13,964
		165,499

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
MULTI-UTILITIES—1.9%
Alliant Energy Corp	2,675	$84,905
CenterPoint Energy, Inc.	7,501	98,713
Consolidated Edison, Inc.	5,320	229,292
DTE Energy Co.	2,550	116,305
MDU Resources Group, Inc.	4,677	84,326
NiSource, Inc.	5,550	80,475
Wisconsin Energy Corp.	2,613	132,584
Xcel Energy, Inc.	9,154	188,664
		1,015,264
OFFICE ELECTRONICS—0.3%
Xerox Corp.	19,510	156,860

OIL, GAS & CONSUMABLE FUELS—6.7%
Apache Corp.	4,819	405,712
Arch Coal, Inc.	2,100	41,601
Cabot Oil & Gas Corp.	1,057	33,105
Chesapeake Energy Corp.	9,312	195,086
Cimarex Energy Co.	1,289	92,267
ConocoPhillips	19,423	953,475
Denbury Resources, Inc. (a)	4,479	65,573
Devon Energy Corp	6,095	371,307
Exxon Mobil Corp.	3,765	214,856
Forest Oil Corp. (a)	1,309	35,814
Hess Corp	3,885	195,571
Marathon Oil Corp.	10,627	330,393
Murphy Oil Corp.	2,243	111,141
Newfield Exploration Co. (a)	2,066	100,945
Noble Energy, Inc.	1,600	96,528
Spectra Energy Corp	9,524	191,147
Williams Cos., Inc	8,984	164,227
		3,598,748
PAPER & FOREST PRODUCTS—0.2%
MeadWestvaco Corp	2,902	64,425
Weyerhaeuser Co.	1,186	41,747
		106,172
PHARMACEUTICALS—10.4%
Abbott Laboratories	14,091	659,177
Bristol-Myers Squibb Co.	24,950	622,253
Eli Lilly & Co.	16,210	543,035
Forest Laboratories, Inc. (a)	5,227	143,377
Johnson & Johnson	37,656	2,223,963

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—98.4%, continued
PHARMACEUTICALS—10.4%, continued
King Pharmaceuticals, Inc. (a)	6,184	$46,937
Merck & Co., Inc	38,858	1,358,864
		5,597,606
PROFESSIONAL SERVICES—0.1%
Manpower, Inc.	915	39,510

REAL ESTATE INVESTMENT TRUSTS (REITS)—3.9%
AMB Property Corp. REIT	2,750	65,202
Annaly Capital Management, Inc. REIT	9,607	164,760
AvalonBay Communities, Inc. REIT	1,262	117,833
Boston Properties, Inc. REIT	1,496	106,725
Duke Realty Corp. REIT	4,136	46,944
Equity Residential REIT	4,000	166,560
Federal Realty Investment Trust REIT	1,074	75,470
HCP, Inc. REIT	4,495	144,964
Host Hotels & Resorts, Inc. REIT	5,980	80,610
Kimco Realty Corp. REIT	6,550	88,032
Liberty Property Trust REIT	2,156	62,201
Macerich Co. REIT	1,986	74,117
Plum Creek Timber Co., Inc. REIT	3,320	114,640
ProLogis REIT	6,068	61,469
Rayonier, Inc. REIT	1,300	57,226
Regency Centers Corp. REIT	1,634	56,210
Simon Property Group, Inc. REIT	2,167	174,985
SL Green Realty Corp. REIT	1,136	62,525
UDR, Inc. REIT	2,982	57,046
Ventas, Inc. REIT	2,371	111,318
Vornado Realty Trust REIT	2,420	176,539
Weingarten Realty Investors REIT	2,084	39,700
		2,105,076
ROAD & RAIL—0.5%
CSX Corp.	5,767	286,216

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.5%
Analog Devices, Inc.	2,708	75,445
Applied Materials, Inc	19,767	237,599
Intel Corp.	50,211	976,604
KLA-Tencor Corp.	3,035	84,616
LSI Corp. (a)	11,770	54,142
Maxim Integrated Products, Inc	4,493	75,168
Microchip Technology, Inc.	2,894	80,280

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL AMOUNT/ SHARES	VALUE
COMMON STOCKS—98.4%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.5%, continued
Micron Technology, Inc. (a)	12,628	$107,212
Xilinx, Inc.	6,467	163,356
		1,854,422
SOFTWARE—0.1%
Synopsys, Inc. (a)	3,565	74,402

SPECIALTY RETAIL—1.2%
Foot Locker, Inc.	3,454	43,589
Gap, Inc.	3,155	61,396
Home Depot, Inc	15,367	431,352
Limited Brands, Inc.	4,015	88,611
		624,948
TEXTILES, APPAREL & LUXURY GOODS—0.2%
VF Corp	1,234	87,836

THRIFTS & MORTGAGE FINANCE—0.5%
Hudson City Bancorp, Inc	7,200	88,128
New York Community Bancorp, Inc.	5,331	81,404
People’s United Financial, Inc	8,584	115,884
		285,416
WATER UTILITIES—0.4%
Aqua America, Inc.	11,004	194,551

WIRELESS TELECOMMUNICATION SERVICES—0.4%
Sprint Nextel Corp. (a)	42,572	180,505
Telephone & Data Systems, Inc.	1,172	35,617
		216,122

TOTAL COMMON STOCKS		52,781,248

CORPORATE NOTES—1.4%
DEVELOPMENT AUTHORITIES—1.4%
MMA Community Development Investment, Inc., 1.10%, 12/15/11+(b)(c)	$292,500	292,500
MMA Community Development Investment, Inc., 0.73%, 12/15/12+(b)(c)	175,000	175,000
MMA Community Development Investment, Inc., 1.10%, 12/15/13+(b)(c)	292,500	263,543
TOTAL CORPORATE NOTES		731,043

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENT—0.5%
INVESTMENT COMPANY—0.5%
JPMorgan U.S. Government Money Market Fund-Agency Shares	291,271	$291,271

TOTAL INVESTMENTS (Cost* $57,556,241)—100.3%		$53,803,562
Liabilities in excess of other assets — (0.3)%		(163,768)
NET ASSETS—100%		$53,639,794

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
MMA Community Development Investment, Inc.	1.10%	292,500	12/2009
MMA Community Development Investment, Inc.	0.73%	175,000	12/2009
MMA Community Development Investment, Inc.	1.10%	292,500	12/2009

At June 30, 2010, these securities had an aggregate market value of $731,043, representing 1.4% of net assets.

(c)	Fair valued security.
*	Represents cost for financial reporting purposes.

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$52,781,248	$—	$—	$52,781,248
Corporate Notes	—	—	731,043	731,043
Short Term Investment	291,271	—	—	291,271
Total Investments	$53,072,519	$—	$731,043	$53,803,562

See accompanying notes to financial statements.

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Corporate Notes	Value Index Fund
Balance as of December 31, 2009	$760,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	(28,957)
Balance as of June 30, 2010	$731,043

There were no significant transfers in and out of Levels 1, 2 or 3 during the six months ended June 30, 2010.

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund

MMA Praxis Growth Index Fund
Semi-Annual report to shareholders
Portfolio manager’s letter

A long list of investor concerns ushered in a new phase for investment markets during the second quarter. The rally that began in March 2009 finally ran out of steam in mid-April of this year when European sovereign debt worries burst on the scene at about the same time the Deepwater Horizon oil rig went up in flames in the Gulf of Mexico. Soon after came the “flash crash” that sent U.S. equity markets on a harrowing roller coaster ride over the course of a few hours. Stock indexes declined across the board, leaving only bonds and REITS in positive territory for the year to date.

As we pass through the summer, the impacts of the stimulus package are expected to wane, causing investors to look into the future for signs of indigenous economic growth. Signs are mixed on whether the economy is pulling its own weight after a period of significant government intervention over the last 24 months. Readings for economic growth continue to register in the positive column, but the recovery appears to be weaker than usual. Unemployment remains stubbornly near the 10 percent mark, causing concern that an element of the workforce now out of work for months may suffer persistent damage to their psyches, not to mention their skills.

In short, we believe this recovery will be slower and less robust than we are accustomed to experiencing. The dislocations caused by the credit crisis are fundamental, not cyclical, in nature. Our collective use of debt to finance consumer purchases simply could not be sustained at the pace of the last few years. Saving, not spending, will characterize the coming period, and that is not positive for economic growth in the short run.

The growth style of equity investing trailed the value style during the period, though both lost value. The Fund’s A shares declined 8.50 percent versus a 7.79 percent decline for its benchmark, the MSCI Prime Market Growth Index. The Fund typically generates returns that closely follow the returns of the benchmark, but screens and resulting sector weights can have an impact. However, in this period, the Fund’s underperformance appears not be a result of screens, but rather a function of fund expenses.

Chad Horning, CFA®
MMA Praxis Growth Index Fund Manager

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Growth Index Fund
Performance review

Average annual total returns as of 6/30/10

	Inception			Since	Expense Ratio**
	Date	1 Year	3 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	11.32%	(7.63%)	(6.75%)	2.08%	1.10%
Class A *	5/1/07	5.44%	(9.27%)	(8.32%)

Class I	5/1/07	11.55%	(7.40%)	(6.54%)	0.70%	0.70%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2011 for Class A.

MMA Praxis Growth Index Fund
Performance review

Growth of $10,000 investment 5/1/07 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Index Fund from 5/1/07 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The MSCI US Prime Market Growth Index represents the growth companies of the MSCI US Prime Market 750 Index. (The MSCI US Prime Market 750 Index represents the universe of large and medium capitalization companies in the US equity market). The MSCI US Prime Market Growth Index is a subset of the MSCI US Prime Market 750 Index.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Growth Index Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%
AIR FREIGHT & LOGISTICS—1.8%
CH Robinson Worldwide, Inc.	608	$33,841
Expeditors International of Washington, Inc.	1,026	35,407
FedEx Corp.	1,564	109,652
United Parcel Service, Inc., Class B	3,521	200,310
		379,210
AIRLINES—0.4%
Delta Air Lines, Inc. (a)	4,310	50,643
Southwest Airlines Co.	3,394	37,707
		88,350
AUTO COMPONENTS—0.4%
Johnson Controls, Inc.	3,520	94,582
AUTOMOBILES—0.9%
Ford Motor Co. (a)	15,040	151,603
Harley-Davidson, Inc.	1,740	38,680
		190,283
BEVERAGES—4.9%
Coca-Cola Co.	9,551	478,696
Coca-Cola Enterprises, Inc.	1,953	50,505
Dr. Pepper Snapple Group, Inc	1,081	40,419
Hansen Natural Corp. (a)	577	22,566
PepsiCo, Inc.	7,659	466,816
		1,059,002
BIOTECHNOLOGY—3.4%
Amgen, Inc. (a)	4,795	252,217
Amylin Pharmaceuticals, Inc. (a)	1,504	28,275
Biogen Idec, Inc. (a)	1,445	68,565
Celgene Corp. (a)	2,299	116,835
Cephalon, Inc. (a)	392	22,246
Genzyme Corp. (a)	1,336	67,829
Gilead Sciences, Inc. (a)	4,048	138,766
Vertex Pharmaceuticals, Inc. (a)	1,259	41,421
		736,154
CAPITAL MARKETS—1.9%
Charles Schwab Corp.	4,856	68,858
Eaton Vance Corp.	1,115	30,785
Franklin Resources, Inc.	837	72,141
Northern Trust Corp.	1,081	50,483
State Street Corp.	2,649	89,589
T. Rowe Price Group, Inc.	1,484	65,875
TD Ameritrade Holding Corp. (a)	1,431	21,894
		399,625

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
CHEMICALS—1.7%
Air Products & Chemicals, Inc.	1,082	$70,125
Celanese Corp., Series A	1,066	26,554
CF Industries Holdings, Inc.	458	29,060
Ecolab, Inc.	1,178	52,904
Lubrizol Corp.	480	38,549
Nalco Holding Co.	1,153	23,590
Praxair, Inc.	1,311	99,623
Sigma-Aldrich Corp.	636	31,692
		372,097
COMMERCIAL BANKS—0.2%
CIT Group, Inc. (a)	1,529	51,772

COMMERCIAL SERVICES & SUPPLIES—0.3%
Copart, Inc. (a)	479	17,153
Iron Mountain, Inc.	897	20,147
Stericycle, Inc. (a)	409	26,822
		64,122
COMMUNICATIONS EQUIPMENT—4.5%
Cisco Systems, Inc. (a)	27,454	585,045
Juniper Networks, Inc. (a)	2,900	66,178
Motorola, Inc. (a)	8,846	57,676
QUALCOMM, Inc.	7,846	257,662
		966,561
COMPUTERS & PERIPHERALS—9.7%
Apple, Inc. (a)	4,390	1,104,217
Dell, Inc. (a)	9,030	108,902
EMC Corp. (a)	10,581	193,632
Hewlett-Packard Co.	11,330	490,362
NetApp, Inc. (a)	1,983	73,986
SanDisk Corp. (a)	1,292	54,355
Teradata Corp. (a)	1,331	40,569
Western Digital Corp. (a)	1,034	31,185
		2,097,208
CONSTRUCTION & ENGINEERING—0.4%
Fluor Corp	972	41,310
Foster Wheeler AG (a)	951	20,028
Quanta Services, Inc. (a)	1,121	23,149
		84,487
CONSTRUCTION MATERIALS—0.1%
Martin Marietta Materials, Inc	325	27,563

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
CONSUMER FINANCE—1.7%
American Express Co.	5,400	$214,380
Capital One Financial Corp.	2,312	93,174
Discover Financial Services	3,658	51,139
		358,693
CONTAINERS & PACKAGING—0.1%
Crown Holdings, Inc. (a)	1,105	27,669

DIVERSIFIED CONSUMER SERVICES—0.3%
Apollo Group, Inc., Class A (a)	606	25,737
ITT Educational Services, Inc. (a)	341	28,310
		54,047
DIVERSIFIED FINANCIAL SERVICES—0.8%
CME Group, Inc., Class A	353	99,387
IntercontinentalExchange, Inc. (a)	406	45,890
Moody’s Corp.	1,588	31,633
		176,910
ELECTRICAL EQUIPMENT—1.0%
AMETEK, Inc	612	24,572
Emerson Electric Co.	3,726	162,789
Roper Industries, Inc.	635	35,534
		222,895
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—0.3%
Corning, Inc.	4,063	65,618

ENERGY EQUIPMENT & SERVICES—1.4%
Cameron International Corp. (a)	1,320	42,926
Diamond Offshore Drilling, Inc	361	22,451
FMC Technologies, Inc. (a)	733	38,600
Helmerich & Payne, Inc.	695	25,381
National Oilwell Varco, Inc.	1,183	39,122
Noble Corp. (a)	771	23,832
Smith International, Inc.	1,331	50,112
Weatherford International Ltd. (a)	3,967	52,126
		294,550
FOOD & STAPLES RETAILING—4.1%
Costco Wholesale Corp.	2,193	120,242
CVS Caremark Corp.	3,476	101,916
Kroger Co.	2,956	58,204
Walgreen Co.	4,764	127,199
Wal-Mart Stores, Inc.	9,764	469,355
		876,916

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
FOOD PRODUCTS—1.6%
General Mills, Inc.	3,556	$126,309
H.J. Heinz Co.	996	43,047
Hershey Co.	837	40,117
Kellogg Co.	1,539	77,412
Mead Johnson Nutrition Co.	958	48,015
		334,900
GAS UTILITIES—0.1%
EQT Corp.	838	30,285

HEALTH CARE EQUIPMENT & SUPPLIES—3.9%
Baxter International, Inc.	2,681	108,956
Beckman Coulter, Inc.	569	34,305
Becton Dickinson and Co.	1,004	67,891
C.R. Bard, Inc.	413	32,020
DENTSPLY International, Inc.	992	29,671
Hospira, Inc. (a)	1,027	59,001
Intuitive Surgical, Inc. (a)	200	63,124
Medtronic, Inc.	5,400	195,858
ResMed, Inc. (a)	488	29,675
St. Jude Medical, Inc. (a)	1,572	56,733
Stryker Corp.	1,470	73,588
Varian Medical Systems, Inc. (a)	682	35,655
Zimmer Holdings, Inc. (a)	1,166	63,022
		849,499
HEALTH CARE PROVIDERS & SERVICES—3.0%
AmerisourceBergen Corp.	1,765	56,039
Cardinal Health, Inc.	1,929	64,834
DaVita, Inc. (a)	650	40,586
Express Scripts, Inc. (a)	2,788	131,092
Henry Schein, Inc. (a)	571	31,348
Laboratory Corp of America Holdings (a)	596	44,909
McKesson Corp.	1,403	94,225
Medco Health Solutions, Inc. (a)	2,426	133,624
Quest Diagnostics, Inc.	876	43,598
		640,255
HEALTH CARE TECHNOLOGY—0.2%
Cerner Corp. (a)	456	34,606

HOTELS, RESTAURANTS & LEISURE—2.7%
Marriott International, Inc., Class A	1,765	52,844
McDonald’s Corp.	5,178	341,075

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
HOTELS, RESTAURANTS & LEISURE—2.7%, continued
Starbucks Corp	4,069	$98,877
Yum! Brands, Inc.	2,512	98,068
		590,864
HOUSEHOLD DURABLES—0.1%
Toll Brothers, Inc. (a)	1,321	21,612

HOUSEHOLD PRODUCTS—1.2%
Clorox Co.	843	52,401
Colgate-Palmolive Co.	2,412	189,969
Energizer Holdings, Inc. (a)	479	24,084
		266,454
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.1%
AES Corp. (a)	3,197	29,540

INSURANCE—0.4%
Aflac, Inc	1,729	73,776
Brown & Brown, Inc	935	17,896
		91,672
INTERNET & CATALOG RETAIL—1.3%
Amazon.com, Inc. (a)	1,797	196,340
Expedia, Inc.	1,463	27,475
priceline.com, Inc. (a)	275	48,549
		272,364
INTERNET SOFTWARE & SERVICES—3.7%
Akamai Technologies, Inc. (a)	1,041	42,233
eBay, Inc. (a)	5,702	111,816
Google, Inc., Class A (a)	1,169	520,147
VeriSign, Inc. (a)	1,302	34,568
Yahoo!, Inc. (a)	6,967	96,354
		805,118
IT SERVICES—6.8%
Accenture plc, Class A	3,093	119,545
Automatic Data Processing, Inc.	2,503	100,771
Cognizant Technology Solutions Corp., Class A (a)	1,600	80,096
Fiserv, Inc. (a)	965	44,062
Hewitt Associates, Inc., Class A (a)	609	20,986
International Business Machines Corp	6,128	756,685
Mastercard, Inc., Class A	480	95,774
Paychex, Inc.	1,693	43,967
Visa, Inc., Class A	2,266	160,320
Western Union Co	3,288	49,024
		1,471,230

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
LIFE SCIENCES TOOLS & SERVICES—0.9%
Covance, Inc. (a)	508	$26,071
Illumina, Inc. (a)	784	34,127
Life Technologies Corp. (a)	1,130	53,392
Millipore Corp. (a)	447	47,673
Waters Corp. (a)	650	42,055
		203,318
MACHINERY—1.7%
Bucyrus International, Inc	513	24,342
Cummins, Inc.	1,114	72,555
Deere & Co.	2,259	125,781
Flowserve Corp	362	30,698
Joy Global, Inc.	596	29,854
PACCAR, Inc	1,811	72,204
		355,434
MEDIA—2.9%
Cablevision Systems Corp., Class A	1,590	38,176
DIRECTV, Class A (a)	4,771	161,832
Discovery Communications, Inc., Class A (a)	932	33,282
Discovery Communications, Inc., Class C (a)	1,116	34,518
Interpublic Group of Cos., Inc. (a)	4,104	29,262
Liberty Global, Inc., Class A (a)	1,054	27,393
McGraw-Hill Cos., Inc	1,627	45,784
News Corp., Class B	3,227	44,694
Omnicom Group, Inc.	1,634	56,046
Viacom, Inc., Class B	1,197	37,550
Walt Disney Co.	3,590	113,085
		621,622
METALS & MINING—0.4%
Cliffs Natural Resources, Inc.	875	41,265
United States Steel Corp	609	23,477
Walter Energy, Inc	359	21,845
		86,587
MULTILINE RETAIL—1.7%
Dollar Tree, Inc. (a)	926	38,529
Family Dollar Stores, Inc.	952	35,881
Kohl’s Corp. (a)	1,513	71,867
Nordstrom, Inc.	1,194	38,435
Target Corp.	3,591	176,569
		361,281

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
OIL, GAS & CONSUMABLE FUELS—2.7%
Alpha Natural Resources, Inc. (a)	756	$25,606
Anadarko Petroleum Corp.	2,432	87,771
Denbury Resources, Inc. (a)	1,340	19,618
El Paso Corp	4,420	49,106
EOG Resources, Inc.	1,313	129,160
Exxon Mobil Corp.	684	39,050
Noble Energy, Inc.	418	25,218
Petrohawk Energy Corp. (a)	1,464	24,844
Pioneer Natural Resources Co.	756	44,944
Range Resources Corp	907	36,416
Southwestern Energy Co. (a)	1,843	71,214
Ultra Petroleum Corp. (a)	698	30,886
		583,833
PAPER & FOREST PRODUCTS—0.5%
International Paper Co.	2,768	62,640
Weyerhaeuser Co.	1,051	36,995
		99,635
PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	2,251	59,652
Estee Lauder Cos., Inc., Class A	650	36,224
		95,876
PHARMACEUTICALS—1.3%
Abbott Laboratories	2,515	117,652
Allergan, Inc./United States	1,505	87,681
Mylan, Inc. (a)	1,971	33,586
Perrigo Co	523	30,894
		269,813
PROFESSIONAL SERVICES—0.4%
Dun & Bradstreet Corp.	294	19,733
FTI Consulting, Inc. (a)	370	16,128
IHS, Inc., Class A (a)	373	21,791
Robert Half International, Inc.	1,189	28,001
		85,653
REAL ESTATE INVESTMENT TRUSTS (REITS)—0.8%
Host Hotels & Resorts, Inc. REIT	2,065	27,836
Public Storage REIT	926	81,405
Simon Property Group, Inc. REIT	869	70,172
		179,413
ROAD & RAIL—0.6%
J.B. Hunt Transport Services, Inc	507	16,564
Norfolk Southern Corp.	2,010	106,630
		123,194

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—97.2%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—3.1%
Altera Corp.	1,699	$42,152
Broadcom Corp., Class A	2,377	78,370
Cree, Inc. (a)	700	42,021
First Solar, Inc. (a)	248	28,230
Intel Corp.	9,410	183,024
Lam Research Corp. (a)	628	23,902
Marvell Technology Group Ltd. (a)	2,813	44,333
MEMC Electronic Materials, Inc. (a)	1,802	17,804
NVIDIA Corp. (a)	3,331	34,009
SunPower Corp., Class A (a)	637	7,708
SunPower Corp., Class B (a)	464	5,011
Texas Instruments, Inc.	6,696	155,883
		662,447
SOFTWARE—8.6%
Activision Blizzard, Inc.	3,596	37,722
Adobe Systems, Inc. (a)	2,851	75,352
Autodesk, Inc. (a)	1,483	36,126
BMC Software, Inc. (a)	962	33,314
CA, Inc.	2,481	45,650
Citrix Systems, Inc. (a)	1,171	49,451
Electronic Arts, Inc. (a)	2,092	30,125
Intuit, Inc. (a)	1,857	64,568
McAfee, Inc. (a)	846	25,989
Microsoft Corp.	38,033	875,139
Nuance Communications, Inc. (a)	1,773	26,506
Oracle Corp	18,824	403,963
Red Hat, Inc. (a)	1,160	33,571
Salesforce.com, Inc. (a)	627	53,809
Symantec Corp. (a)	3,953	54,868
		1,846,153
SPECIALTY RETAIL—3.4%
AutoZone, Inc. (a)	164	31,688
Bed Bath & Beyond, Inc. (a)	1,559	57,808
Best Buy Co., Inc.	1,781	60,305
CarMax, Inc. (a)	1,462	29,094
GameStop Corp., Class A (a)	1,014	19,053
Home Depot, Inc	3,227	90,582
Lowe’s Cos., Inc.	7,404	151,190
O’Reilly Automotive, Inc. (a)	964	45,848
PetSmart, Inc.	1,009	30,441
Ross Stores, Inc.	902	48,067

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL AMOUNT/ SHARES	VALUE
COMMON STOCKS—97.2%, continued
SPECIALTY RETAIL—3.4%, continued
Staples, Inc	3,692	$70,332
TJX Cos., Inc.	2,425	101,729
		736,137
TEXTILES, APPAREL & LUXURY GOODS—1.1%
Coach, Inc	1,814	66,302
NIKE, Inc., Class B	1,950	131,722
Polo Ralph Lauren Corp.	478	34,875
		232,899
TRADING COMPANIES & DISTRIBUTORS—0.4%
Fastenal Co.	797	40,001
W.W. Grainger, Inc.	402	39,979
		79,980
WIRELESS TELECOMMUNICATION SERVICES—0.9%
American Tower Corp., Class A (a)	2,093	93,139
Crown Castle International Corp. (a)	1,644	61,255
NII Holdings, Inc. (a)	998	32,455
		186,849

TOTAL COMMON STOCKS		20,936,837

CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
MMA Community Development Investment, Inc., 0.73%, 12/31/10+(b)(c)	$35,000	35,000
MMA Community Development Investment, Inc., 1.10%, 12/31/10+(b)(c)	155,000	155,000
TOTAL CORPORATE NOTES		190,000

SHORT TERM INVESTMENT—1.5%
INVESTMENT COMPANY—1.5%
JPMorgan U.S. Government Money Market Fund-Agency Shares	330,932	330,932

TOTAL INVESTMENTS (Cost* $23,112,286)—99.6%		$21,457,769
Other assets in excess of liabilities — 0.4%		82,866
NET ASSETS—100%		$21,540,635

See accompanying notes to financial statements.

MMA Praxis Growth Index Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
MMA Community Development Investment, Inc.	0.73%	35,000	12/2007
MMA Community Development Investment, Inc.	1.10%	155,000	12/2007

At June 30, 2010, these securities had an aggregate market value of $190,000, representing 0.9% of net assets.

(c)	Fair valued security.
*	Represents cost for financial reporting purposes.

plc	—	Public Liability Company
REIT	—	Real Estate Investment Trust

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$20,936,837	$—	$—	$20,936,837
Corporate Notes	—	—	190,000	190,000
Short Term Investment	330,932	—	—	330,932
Total Investments	$21,267,769	$—	$190,000	$21,457,769

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Corporate Notes	Growth Index Fund
Balance as of December 31, 2009	$190,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	—
Balance as of June 30, 2010	$190,000

There were no significant transfers in and out of Levels 1, 2 or 3 during the six months ended June 30, 2010.

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund

MMA Praxis Small Cap Fund
Semi-Annual report to shareholders
Portfolio managers’ letter

The MMA Praxis Small Cap Fund (A shares) declined 1.46 percent versus the Russell 2000’s 1.95 percent decline during the first half of 2010. The market got off to a good start in the first quarter but gave back all of its gains to finish the period lower. The pullback in the second quarter was the first quarterly decline since the market bottomed in first quarter, 2009. Uncertainty about future economic growth and increased concerns about a double-dip recession resulted in a market correction.

Our outlook remains unchanged. We expect the economy to continue expanding, albeit at a slower pace. To us, this has been a typical economic recovery. The next stage is for corporate profit growth to lead to capital spending and employment growth in the second half of 2010 as cash flows have exceeded capital spending. We also expect companies to use their excess cash to increase their dividends, buy back stock and to make strategic acquisitions. The heightened uncertainty about the economy appears to be overly discounted by the stock market. Negative market sentiment, the recent correction and the continuation of the economic recovery should result in a more rewarding market environment.

The Russell 2000’s performance in the first half of 2010 showed a shift back to quality companies toward the end of the period, reflecting the market’s uncertainty. Not surprisingly, the sectors that had been the strongest and the most tied to the economy were hit the hardest in the pullback: the Consumer Discretionary and Materials sectors. The Energy sector, with the unfortunate situation in the Gulf, was also a lagging sector.

During the first half of 2010, the Fund benefited from a rotation toward higher-quality companies in addition to strong stock selection. Investments in the Health Care and Industrial sectors were highly additive, while our Financials stocks detracted from our overall performance. Sector allocation decisions were a slight drag as we were overweight the Energy and underweight the Financials sectors.

Our investment strategy is to identify competitively advantaged companies that generate strong financial returns with good reinvestment opportunities and purchase these stocks at attractive prices. We believe this strategy of investing in competitively advantaged companies with viable strategies to increase the value of their businesses will continue to be beneficial for our investors. Our goal is to generate superior returns over time relative to our benchmark and to minimize the risk (volatility) of the portfolio.

The management of our investment process truly maximizes our internal, research-intensive investment process. By incorporating the total research capabilities of the firm, we are constantly identifying and analyzing companies that meet our stringent criteria. We believe our consistent investment disciplines have produced a winning investment strategy, and have us well-positioned going forward.

J. Luther King, Jr., CFA®
Steven R. Purvis, CFA®
Co-Portfolio Managers
Luther King Capital Management

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Small Cap Fund
Performance review
Average annual total returns as of 6/30/10

	Inception			Since	Expense Ratio**
	Date	1 Year	3 Year	Inception	Gross	Net
Class A (No Load)	5/1/07	18.10%	(10.25%)	(8.92%)	2.97%	1.72%
Class A *	5/1/07	11.88%	(11.84%)	(10.45%)

Class I	5/1/07	18.48%	(9.98%)	(8.66%)	1.35%	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from May 1, 2010 through April 30, 2011 for Class A.

MMA Praxis Small Cap Fund
Performance review

Growth of $10,000 investment 5/1/07 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Small Cap Fund from 5/1/07 to 6/30/10, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.
1
The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Small Cap Fund
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.2%
AIR FREIGHT & LOGISTICS—2.2%
Forward Air Corp.	11,300	$307,925
UTi Worldwide, Inc.	16,450	203,651
		511,576
CAPITAL MARKETS—2.4%
Evercore Partners, Inc., Class A	7,350	171,623
Gleacher & Co., Inc. (a)	57,100	145,605
Raymond James Financial, Inc	9,850	243,196
		560,424
CHEMICALS—2.2%
Calgon Carbon Corp. (a)	18,300	242,292
Schulman (A.), Inc.	14,750	279,660
		521,952
COMMERCIAL BANKS—7.1%
First Horizon National Corp. (a)	20,109	230,248
Glacier Bancorp, Inc.	20,800	305,136
Pinnacle Financial Partners, Inc. (a)	17,250	221,663
Prosperity Bancshares, Inc	6,550	227,612
Synovus Financial Corp.	109,350	277,749
Texas Capital Bancshares, Inc. (a)	14,700	241,080
Umpqua Holdings Corp.	15,050	172,774
		1,676,262
COMMERCIAL SERVICES & SUPPLIES—0.9%
Copart, Inc. (a)	5,550	198,745

COMMUNICATIONS EQUIPMENT—1.3%
Arris Group, Inc. (a)	11,900	121,261
Brocade Communications Systems, Inc. (a)	35,350	182,406
		303,667
COMPUTERS & PERIPHERALS—4.3%
3PAR, Inc. (a)	27,950	260,215
Compellent Technologies, Inc. (a)	22,000	266,640
Electronics for Imaging, Inc. (a)	15,100	147,225
Netezza Corp. (a)	24,450	334,476
		1,008,556
CONSUMER FINANCE—2.7%
Cash America International, Inc.	9,400	322,138
First Cash Financial Services, Inc. (a)	13,800	300,840
		622,978
CONTAINERS & PACKAGING—1.0%
Silgan Holdings, Inc.	8,400	238,392

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.2%, continued
DISTRIBUTORS—1.0%
LKQ Corp. (a)	12,550	$241,964

DIVERSIFIED CONSUMER SERVICES—0.8%
K12, Inc. (a)	8,150	180,767

ELECTRICAL EQUIPMENT—1.5%
Baldor Electric Co.	10,050	362,604

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—3.3%
National Instruments Corp.	11,700	371,826
Rofin-Sinar Technologies, Inc. (a)	9,350	194,667
Trimble Navigation Ltd. (a)	7,850	219,800
		786,293
ENERGY EQUIPMENT & SERVICES—3.0%
Atwood Oceanics, Inc. (a)	6,000	153,120
Core Laboratories NV	2,400	354,264
Dril-Quip, Inc. (a)	4,550	200,291
		707,675
FOOD & STAPLES RETAILING—0.5%
Ruddick Corp.	4,100	127,059

HEALTH CARE EQUIPMENT & SUPPLIES—4.4%
American Medical Systems Holdings, Inc. (a)	13,300	294,196
Conceptus, Inc. (a)	18,150	282,777
Merit Medical Systems, Inc. (a)	13,850	222,570
NuVasive, Inc. (a)	6,450	228,717
		1,028,260
HEALTH CARE PROVIDERS & SERVICES—4.3%
Health Management Associates, Inc., Class A (a)	27,200	211,344
MWI Veterinary Supply, Inc. (a)	9,500	477,470
PSS World Medical, Inc. (a)	15,400	325,710
		1,014,524
HEALTH CARE TECHNOLOGY—1.4%
MedAssets, Inc. (a)	14,000	323,120

HOTELS, RESTAURANTS & LEISURE—1.5%
Life Time Fitness, Inc. (a)	6,750	214,583
Sonic Corp. (a)	16,250	125,937
		340,520

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.2%, continued
HOUSEHOLD DURABLES—1.4%
Tempur-Pedic International, Inc. (a)	10,550	$324,412

INDUSTRIAL CONGLOMERATES—0.9%
Raven Industries, Inc.	6,150	207,317

INTERNET & CATALOG RETAIL—0.9%
PetMed Express, Inc	11,600	206,480

INTERNET SOFTWARE & SERVICES—2.0%
Art Technology Group, Inc. (a)	58,482	200,008
LogMeIn, Inc. (a)	10,700	280,661
		480,669
LEISURE EQUIPMENT & PRODUCTS—0.6%
Callaway Golf Co	23,100	139,524

LIFE SCIENCES TOOLS & SERVICES—2.2%
Parexel International Corp. (a)	14,000	303,520
Techne Corp.	3,550	203,947
		507,467
MACHINERY—7.8%
Actuant Corp., Class A	12,400	233,492
Astec Industries, Inc. (a)	6,600	183,018
CIRCOR International, Inc.	9,250	236,615
CLARCOR, Inc.	9,100	323,232
Kaydon Corp	9,450	310,527
Middleby Corp. (a)	5,750	305,842
Mueller Water Products, Inc., Class A	63,050	233,916
		1,826,642
MARINE—1.3%
Kirby Corp. (a)	8,200	313,650

MEDIA—2.1%
Cinemark Holdings, Inc.	14,700	193,305
Live Nation Entertainment, Inc. (a)	28,650	299,393
		492,698
METALS & MINING—2.5%
Carpenter Technology Corp.	11,950	392,319
Haynes International, Inc.	6,450	198,853
		591,172

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—92.2%, continued
OIL, GAS & CONSUMABLE FUELS—4.4%
Brigham Exploration Co. (a)	17,850	$274,533
Carrizo Oil & Gas, Inc. (a)	11,350	176,265
Oasis Petroleum, Inc. (a)	7,750	112,375
Rosetta Resources, Inc. (a)	10,500	208,005
SM Energy Co	6,750	271,080
		1,042,258
PHARMACEUTICALS—0.9%
Endo Pharmaceuticals Holdings, Inc. (a)	10,050	219,291

PROFESSIONAL SERVICES—2.6%
Administaff, Inc.	15,950	385,352
Resources Connection, Inc. (a)	16,375	222,700
		608,052
SOFTWARE—5.2%
ANSYS, Inc. (a)	5,450	221,107
MicroStrategy, Inc., Class A (a)	3,150	236,533
Nuance Communications, Inc. (a)	11,150	166,693
SolarWinds, Inc. (a)	13,800	221,352
TIBCO Software, Inc. (a)	32,050	386,523
		1,232,208
SPECIALTY RETAIL—8.0%
DSW, Inc., Class A (a)	10,050	225,723
Hibbett Sports, Inc. (a)	13,800	330,648
Lumber Liquidators Holdings, Inc. (a)	8,650	201,805
Monro Muffler Brake, Inc.	7,550	298,451
Signet Jewelers Ltd. (a)	7,600	209,000
Tractor Supply Co	5,950	362,772
Ulta Salon Cosmetics & Fragrance, Inc. (a)	10,850	256,711
		1,885,110
TEXTILES, APPAREL & LUXURY GOODS—2.1%
Crocs, Inc. (a)	23,050	243,869
Warnaco Group, Inc. (a)	7,200	260,208
		504,077
TRADING COMPANIES & DISTRIBUTORS—1.5%
WESCO International, Inc. (a)	10,500	353,535

TOTAL COMMON STOCKS		21,689,900

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

	PRINCIPAL AMOUNT/ SHARES	VALUE
CORPORATE NOTES—0.9%
DEVELOPMENT AUTHORITIES—0.9%
MMA Community Development Investment, Inc., 0.73%, 12/31/10+(b)(c)	$80,000	$80,000
MMA Community Development Investment, Inc., 1.10%, 12/31/10+(b)(c)	120,000	120,000
TOTAL CORPORATE NOTES		200,000

SHORT TERM INVESTMENT—6.1%
INVESTMENT COMPANY—6.1%
JPMorgan U.S. Government Money Market Fund-Agency Shares	1,445,735	1,445,735

TOTAL INVESTMENTS (Cost* $21,863,735)—99.2%		$23,335,635
Other assets in excess of liabilities — 0.8%		179,470
NET ASSETS—100%		$23,515,105

+	Variable rate security. Rates presented are the rates in effect at June 30, 2010.
(a)	Non-income producing securities.
(b)	Represents affiliated restricted security as to resale to shareholders and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees:

Security	Yield	Shares	Acquisition Date
MMA Community Development Investment, Inc.	0.73%	80,000	12/2007
MMA Community Development Investment, Inc.	1.10%	120,000	12/2007

At June 30, 2010, these securities had an aggregate market value of $200,000, representing 0.9% of net assets.

(c)	Fair valued security.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Fund’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stocks	$21,689,900	$—	$—	$21,689,900
Corporate Notes	—	—	200,000	200,000
Short Term Investment	1,445,735	—	—	1,445,735
Total Investments	$23,135,635	$—	$200,000	$23,335,635

See accompanying notes to financial statements.

MMA Praxis Small Cap Fund
Schedule of portfolio investments, continued
June 30, 2010 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs for Investments in Securities were used to determine fair value for each Fund:

Corporate Notes	Small Cap Fund
Balance as of December 31, 2009	$200,000
Proceeds from Sales	—
Cost of Purchases	—
Change in unrealized appreciation (depreciation)	—
Balance as of June 30, 2010	$200,000

There were no significant transfers in and out of Levels 1, 2 or 3 during the six months ended June 30, 2010.

See accompanying notes to financial statements.

MMA Praxis Genesis Portfolios

MMA Praxis Genesis Portfolios
Semi-Annual report to shareholders
Portfolio manager’s letter

A long list of investor concerns ushered in a new phase for investment markets during the second quarter. The equity rally that began in March 2009 finally ran out of steam in mid-April of this year when European sovereign debt worries burst on the scene at about the same time the Deepwater Horizon oil rig went up in flames in the Gulf of Mexico. Soon after came the “flash crash” that sent U.S. equity markets on a harrowing roller coaster ride over the course of a few hours. Stock indexes declined across the board, leaving only bonds and real estate investment trusts (REITS) in positive territory for the year to date.

For the six months ending June 30, 2010, the MMA Praxis Genesis Conservative portfolio (A shares) was the only one of the three that generated a positive return, 0.79 percent, versus its composite benchmark, which returned 0.86 percent. The Genesis Balanced portfolio (A shares) returned -3.25 percent, marginally outperforming its composite benchmark, which returned -3.30 percent. And, the Genesis Aggressive portfolio (A shares) returned -5.84 percent, slightly outperforming its composite benchmark, which returned -6.08 percent. Results from the MMA Praxis International, Value Index, and Small Cap funds exceeded performance of their respective benchmarks, while the performance of the MMA Praxis Core Stock, Growth Index, and Intermediate Income funds trailed performance of their respective benchmarks.

The underlying investments held by the MMA Praxis Genesis Portfolios are the MMA Praxis Funds including five equity funds and one fixed income fund, which are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying funds, relying on the premise that higher risk equity funds are expected to generate higher long-term returns than lower-risk fixed income investments. During the period, the allocation between the stocks and bonds for each of the funds remained close to the long-term targets we set at the inception of the funds. These targets also determine the weights of the various indexes used in creating the composite benchmarks.

Chad Horning, CFA®
MMA Praxis Genesis Portfolios Manager

The views expressed are those of the portfolio manager as of June 30, 2010, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Performance review

MMA Praxis Genesis Conservative Portfolio
Performance review

Total returns as of 6/30/10

	Inception	Since	Expense Ratio**
	Date	Inception	Gross	Net
Class A (No Load)	1/1/10	0.58%	1.97%	1.33%
Class A *	1/1/10	(4.67%)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from January 1, 2010 (commencement of operations) through April 30, 2011.

MMA Praxis Genesis Conservative Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Conservative Portfolio from 1/1/10 (commencement of operations) to 6/30/10, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (70%), the MSCI EAFE Index (7.50%), the Russell 1000 Index (2.50%) and the Russell 2000 Index (20%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these value-added services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Genesis Conservative Portfolio
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
Mutual Funds — 98.2%
MMA Praxis Core Stock Fund, Class I (a)	89,264	$945,309
MMA Praxis Growth Index Fund, Class I (a)	57,979	463,256
MMA Praxis Intermediate Income Fund, Class I (a)	648,110	6,792,191
MMA Praxis International Fund, Class I (a)(b)	83,859	742,154
MMA Praxis Small Cap Fund, Class I (a)(b)	31,379	235,346
MMA Praxis Value Index Fund, Class I (a)	69,569	470,980

TOTAL MUTUAL FUNDS		9,649,236

TOTAL INVESTMENTS (Cost* $9,772,108)—98.2%		$9,649,236
Other assets in excess of liabilities — 1.8%		177,110
NET ASSETS—100%		$9,826,346

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Portfolio’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$9,649,236	$—	$—	$9,649,236
Total Investments	$9,649,236	$—	$—	$9,649,236

There were no significant transfers in and out of Levels 1, 2 or 3 during the period ended June 30, 2010 and the Portfolio held no Level 3 securities as of June 30, 2010.

See accompanying notes to financial statements.

Performance review

MMA Praxis Genesis Balanced Portfolio
Performance review

Total returns as of 6/30/10

	Inception	Since	Expense Ratio**
	Date	Inception	Gross	Net
Class A (No Load)	1/1/10	(3.35%)	1.68%	1.44%
Class A *	1/1/10	(8.39%)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from January 1, 2010 (commencement of operations) through April 30, 2011.

MMA Praxis Genesis Balanced Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Balanced Portfolio from 1/1/10 (commencement of operations) to 6/30/10, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these value-added services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Genesis Balanced Portfolio
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
Mutual Funds — 98.4%
MMA Praxis Core Stock Fund, Class I (a)	439,919	$4,658,743
MMA Praxis Growth Index Fund, Class I (a)	217,046	1,734,199
MMA Praxis Intermediate Income Fund, Class I (a)	934,323	9,791,701
MMA Praxis International Fund, Class I (a)(b)	402,621	3,563,195
MMA Praxis Small Cap Fund, Class I (a)(b)	313,290	2,349,676
MMA Praxis Value Index Fund, Class I (a)	257,714	1,744,722

TOTAL MUTUAL FUNDS		23,842,236

TOTAL INVESTMENTS (Cost* $24,848,131)—98.4%		$23,842,236
Other assets in excess of liabilities — 1.6%		388,438
NET ASSETS—100%		$24,230,674

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Portfolio’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$23,842,236	$—	$—	$23,842,236
Total Investments	$23,842,236	$—	$—	$23,842,236

There were no significant transfers in and out of Levels 1, 2 or 3 during the period ended June 30, 2010 and the Portfolio held no Level 3 securities as of June 30, 2010.

See accompanying notes to financial statements.

Performance review

MMA Praxis Genesis Growth Portfolio
Performance review

Total returns as of 6/30/10

	Inception	Since	Expense Ratio**
	Date	Inception	Gross	Net
Class A (No Load)	1/1/10	(5.87%)	2.13%	1.51%
Class A *	1/1/10	(10.78%)

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

*	Reflects maximum front-end sales charge of 5.25%.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

**	Reflects the expense ratios as reported in the Prospectus dated May 1, 2010. Contractual fee waivers are in effect from January 1, 2010 (commencement of operations) through April 30, 2011.

MMA Praxis Genesis Growth Portfolio
Performance review

Growth of $10,000 investment 1/1/10 to 6/30/10

This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Portfolio from 1/1/10 (commencement of operations) to 6/30/10, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total returns set forth reflect certain expenses that were contractually or voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, the total returns would have been lower.

*	Reflects maximum front-end sales charge of 5.25%.

1
The Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and consists of the Barclay’s Capital Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above composite benchmark is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Portfolio’s performance reflects the deduction of these value-added services. An investor cannot invest directly in a benchmark, although they can invest in its underlying securities.

Schedule of portfolio investments

MMA Praxis Genesis Growth Portfolio
Schedule of portfolio investments
June 30, 2010 (Unaudited)

	SHARES	VALUE
Mutual Funds — 99.1%
MMA Praxis Core Stock Fund, Class I (a)	393,124	$4,163,186
MMA Praxis Growth Index Fund, Class I (a)	206,185	1,647,421
MMA Praxis Intermediate Income Fund, Class I (a)	337,319	3,535,101
MMA Praxis International Fund, Class I (a)(b)	384,431	3,402,216
MMA Praxis Small Cap Fund, Class I (a)(b)	336,308	2,522,310
MMA Praxis Value Index Fund, Class I (a)	245,008	1,658,703

TOTAL MUTUAL FUNDS		16,928,937

TOTAL INVESTMENTS (Cost* $17,936,336)—99.1%		$16,928,937
Other assets in excess of liabilities — 0.9%		151,125
NET ASSETS—100%		$17,080,062

(a)	Affiliated fund.
(b)	Non-income producing securities.
*	Represents cost for financial reporting purposes.

Valuation Information:
The following is a summary of the valuation inputs used to value the Portfolio’s investments at June 30, 2010. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Level 1	Level 2	Level 3	Total
Investments at Value
Mutual Funds	$16,928,937	$—	$—	$16,928,937
Total Investments	$16,928,937	$—	$—	$16,928,937

There were no significant transfers in and out of Levels 1, 2 or 3 during the period ended June 30, 2010 and the Portfolio held no Level 3 securities as of June 30, 2010.

See accompanying notes to financial statements.

(This page intentionally left blank)

Statements of assets & liabilities

MMA Praxis Funds
Statements of assets & liabilities
June 30, 2010 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	International Fund
Assets
Investment securities, at cost	$254,971,955	$159,216,120	$72,635,488
Investment securities, at market value	$266,800,866	$154,251,496	$75,067,253
Investments in affiliates	2,435,553	2,834,416	1,267,281
Cash	—	21,623	956,882
Foreign currency, at value (cost $12,149, $110,661)	—	12,180	109,503
Unrealized appreciation on foreign forward currency exchange contracts	—	—	629,238
Receivable for investments sold	306,432	56,731	1,595,251
Receivable for capital shares sold	1,625,249	2,531,860	1,003,968
Receivable for dividends and interest	2,458,751	186,383	124,171
Receivable for tax reclaims	—	35,003	443,333
Prepaid expenses	41,531	54,088	53,059
Total Assets	273,668,382	159,983,780	81,249,939

Liabilities
Bank overdraft	1,129,559	—	—
Payable for capital shares redeemed	4,726,234	995,773	254,886
Payable for investments purchased	996,950	34,221	339,165
Unrealized depreciation on foreign forward currency exchange contracts	—	—	723,433
Accrued expenses and other payables:
Investment advisory fees	80,540	100,593	59,982
Affiliates	51,828	34,780	18,450
Distribution fees	28,800	17,088	8,353
Trustee fees	5,218	7,731	11,256
Other	143,896	168,671	257,564
Total Liabilities	7,163,025	1,358,857	1,673,089

Net Assets	$266,505,357	$158,624,923	$79,576,850

Components of Net Assets
Paid-in capital	$253,578,411	$211,017,975	$97,284,239
Accumulated net investment income (loss)	5,453	(195,328)	1,110,139
Accumulated net realized losses on investments and foreign currency transactions	(1,342,971)	(50,069,193)	(22,428,404)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	14,264,464	(2,128,531)	3,610,876
Net Assets	$266,505,357	$158,624,923	$79,576,850

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities, continued
June 30, 2010 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	International Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$67,929,153	$63,303,993	$27,574,279

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,461,294	6,037,062	3,140,163
Net asset value and redemption price per share	$10.51	$10.49	$8.78
Maximum sales charge	3.75%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.92	$11.07	$9.27

Pricing of Class I Shares
Net assets attributable to Class I shares	$198,576,204	$95,320,930	$52,002,571
Shares of beneficial interest outstanding (unlimited number of shares authorized no par value)	18,946,973	9,002,015	5,874,654
Net asset value, offering price and redemption price per share	$10.48	$10.59	$8.85

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities
June 30, 2010 (Unaudited)

	Value Index Fund	Growth Index Fund	Small Cap Fund
Assets
Investment securities, at cost	$57,556,241	$23,112,286	$21,863,735
Investment securities, at market value	$53,072,519	$21,267,769	$23,135,635
Investments in affiliates	731,043	190,000	200,000
Cash	—	69,193	—
Receivable for investments sold	39,875	—	200,389
Receivable for capital shares sold	335,468	241,673	256,475
Receivable for dividends and interest	81,128	14,491	9,615
Prepaid expenses	20,243	18,646	15,711
Total Assets	54,280,276	21,801,772	23,817,825

Liabilities
Bank overdraft	99,553	—	199,876
Payable for capital shares redeemed	403,953	155,384	34,761
Payable for investments purchased	—	68,678	—
Accrued expenses and other payables:
Investment advisory fees	14,023	813	12,710
Affiliates	9,961	4,680	4,414
Distribution fees	10,943	—	—
Trustee fees	4,741	1,314	4,223
Other	97,308	30,268	46,736
Total Liabilities	640,482	261,137	302,720

Net Assets	$53,639,794	$21,540,635	$23,515,105

Components of Net Assets
Paid-in capital	$72,999,659	$26,930,483	$28,750,876
Accumulated net investment income (loss)	1,293,697	67,296	(68,600)
Accumulated net realized losses on investments and foreign currency transactions	(16,900,883)	(3,802,627)	(6,639,071)
Net unrealized appreciation (depreciation) on investments	(3,752,679)	(1,654,517)	1,471,900

Net Assets	$53,639,794	$21,540,635	$23,515,105

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities, continued
June 30, 2010 (Unaudited)

	Value Index Fund	Growth Index Fund	Small Cap Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$22,442,937	$2,623,689	$2,893,037
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,316,387	329,316	388,704
Net asset value and redemption price per share	$6.77	$7.97	$7.44
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$7.15	$8.41	$7.85

Pricing of Class I Shares
Net assets attributable to Class I shares	$31,196,857	$18,916,946	$20,622,068
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,607,634	2,366,311	2,749,324
Net asset value, offering price and redemption price per share	$6.77	$7.99	$7.50

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities
June 30, 2010 (Unaudited)

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Assets
Investment in affiliates, at cost	$9,772,108	$24,848,131	$17,936,336
Investment in affiliates, at value	$9,649,236	$23,842,236	$16,928,937
Cash	6,375	—	—
Receivable for capital shares sold	162,804	410,634	161,892
Receivable for dividends and interest	22,778	32,836	11,855
Due from Adviser	4,739	—	430
Prepaid expenses	197	377	—
Total Assets	9,846,129	24,286,083	17,103,114

Liabilities
Bank Overdraft	—	23,734	2,656
Payable for capital shares redeemed	200	295	5,462
Accrued expenses and other payables:
Investment advisory fees	—	690	—
Affiliates	1,050	3,150	720
Distribution fees	1,955	4,310	2,968
Trustee fees	34	125	18
Other	16,544	23,105	11,228
Total Liabilities	19,783	55,409	23,052

Net Assets	$9,826,346	$24,230,674	$17,080,062

Components of Net Assets
Paid-in capital	$9,932,656	$25,218,471	$18,083,534
Accumulated net investment income	17,074	18,098	3,927
Accumulated net realized losses on investments in affiliates	(512)	—	—
Net unrealized depreciation on investments in affiliates	(122,872)	(1,005,895)	(1,007,399)
Net Assets	$9,826,346	$24,230,674	$17,080,062

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of assets & liabilities, continued
June 30, 2010 (Unaudited)

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Pricing of Class A Shares
Net assets attributable to Class A shares	$9,826,346	$24,230,674	$17,080,062
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	986,517	2,518,197	1,817,092
Net asset value and redemption price per share	$9.96	$9.62	$9.40
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$10.51	$10.15	$9.92

See accompanying Notes to Financial Statements.

Statements of operations

MMA Praxis Funds
Statements of operations
For the six months ended June 30, 2010 (Unaudited)

	Intermediate Income Fund	Core Stock Fund	International Fund
Investment Income
Dividends	$57,771	$1,344,941	$1,272,438
Foreign tax withholding	—	(16,854)	(181,486)
Interest	5,978,073	76,547	—
Interest from affiliates	12,176	16,995	6,187
Total Investment Income	6,048,020	1,421,629	1,097,139

Expenses
Investment advisory fees	518,901	670,256	396,576
Administration fees	64,836	51,264	25,212
Distribution fees - Class A	88,445	100,574	44,172
Shareholder servicing fees - Class A	88,445	100,574	44,172
Transfer agent fees - Class A	77,400	158,440	96,487
Transfer agent fees - Class I	3,374	2,132	1,606
Sub transfer agent fees - Class A	8,540	6,932	5,712
Registration fees - Class A	16,321	16,353	16,348
Registration fees - Class I	43	11	16
Shareholder report printing fees - Class A	7,810	16,433	10,020
Shareholder report printing fees - Class I	22	11	9
Professional fees	57,415	45,578	23,943
DDA fees - Class A	4,445	9,354	5,703
DDA fees - Class I	13	7	6
Custodian fees	13,088	9,664	58,324
Trustees’ fees and expenses	23,946	18,744	9,236
Other expenses	57,415	37,885	40,864
Total Expenses Before Reductions/Reimbursements	1,030,459	1,244,212	778,406
Expenses waived by Investment Adviser	(63,207)	—	—
Expenses reduced by Distributor	(88,445)	(100,574)	(44,172)
Net Expenses	878,807	1,143,638	734,234

Net Investment Income	5,169,213	277,991	362,905

Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments	606,732	732,318	2,158,411
Net realized gains (losses) on foreign currency transactions	—	(4,765)	55,403
Change in unrealized appreciation (depreciation) of investments	7,331,586	(12,370,932)	(11,900,201)
Change in unrealized appreciation (depreciation) on foreign currency translations	—	1,677	(88,170)
Net Realized and Unrealized Gains (Losses) on
Investments and Foreign Currency Transactions	7,938,318	(11,641,702)	(9,774,557)

Net Change in Net Assets from Operations	$13,107,531	$(11,363,711)	$(9,411,652)

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of operations
For the six months ended June 30, 2010 (Unaudited)

	Value Index Fund	Growth Index Fund	Small Cap Fund
Investment Income
Dividends	$703,894	$124,715	$70,493
Foreign tax withholding	—	—	(88)
Interest	6,700	—	—
Interest from affiliates	3,865	1,180	1,147
Total Investment Income	714,459	125,895	71,552

Expenses
Investment advisory fees	90,304	33,370	102,275
Administration fees	16,326	5,753	5,854
Distribution fees - Class A	34,912	4,620	4,595
Shareholder servicing fees - Class A	34,912	4,620	4,595
Transfer agent fees - Class A	66,457	18,674	17,364
Transfer agent fees - Class I	1,176	1,381	1,414
Sub transfer agent fees - Class A	5,861	868	1,713
Registration fees - Class A	16,344	13,734	12,208
Registration fees - Class I	20	51	40
Shareholder report printing fees - Class A	6,777	1,890	1,741
Shareholder report printing fees - Class I	9	7	5
Professional fees	16,511	7,721	7,792
DDA fees - Class A	3,857	1,075	992
DDA fees - Class I	6	3	4
Custodian fees	3,079	1,848	1,873
Trustees’ fees and expenses	5,971	2,109	2,138
Other expenses	23,800	7,186	7,004
Total Expenses Before Reductions/Reimbursements	326,322	104,910	171,607
Expenses waived by Investment Adviser	—	(30,155)	(26,860)
Expenses reduced by Distributor	(34,912)	(4,620)	(4,595)
Net Expenses	291,410	70,135	140,152

Net Investment Income (Loss)	423,049	55,760	(68,600)

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(643,896)	(286,678)	1,016,332
Change in unrealized appreciation (depreciation) of investments	(1,892,282)	(1,730,309)	(1,138,237)
Net Realized and Unrealized Gains (Losses) on Investments	(2,536,178)	(2,016,987)	(121,905)

Net Change in Net Assets from Operations	$(2,113,129)	$(1,961,227)	$(190,505)

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of operations
For the period ended June 30, 2010 (Unaudited)

	Conversative Portfolio (a)	Balanced Portfolio (a)	Growth Portfolio (a)
Investment Income
Dividends from affiliates	$91,829	$125,452	$42,119

Expenses
Investment advisory fees	1,398	3,303	2,173
Administration fees	1,050	3,150	1,032
Distribution fees - Class A	6,992	16,513	10,867
Shareholder servicing fees - Class A	6,992	16,513	10,867
Transfer agent fees - Class A	4,134	9,664	3,735
Registration fees - Class A	16,227	16,227	16,227
Shareholder report printing fees - Class A	717	2,150	717
Professional fees	1,120	1,424	1,120
DDA fees - Class A	408	1,225	408
Custodian fees	589	589	589
Trustees’ fees and expenses	68	201	68
Other expenses	374	987	539
Total Expenses Before Reductions/Reimbursements	40,069	71,946	48,342
Expenses waived by Investment Adviser	(14,603)	(10,947)	(10,467)
Expenses reduced by Distributor	(6,992)	(16,513)	(10,867)
Net Expenses	18,474	44,486	27,008

Net Investment Income	73,355	80,966	15,111

Realized and Unrealized Gains (Losses) on Investments
Net realized losses on investments in affiliates	(512)	—	—
Change in unrealized appreciation (depreciation) of investments in affiliates	(122,872)	(1,005,895)	(1,007,399)
Net Realized and Unrealized Losses on Investments in Affiliates	(123,384)	(1,005,895)	(1,007,399)

Net Change in Net Assets from Operations	$(50,029)	$(924,929)	$(992,288)

(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.

See accompanying Notes to Financial Statements.

Statements of changes in net assets

MMA Praxis Funds
Statements of changes in net assets
	Intermediate Income Fund		Core Stock Fund		International Fund
	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
From Operations
Net investment income	$5,169,213	$9,991,649	$277,991	$616,794	$362,905	$1,181,532
Net realized gains (losses) from security transactions	606,732	1,340,065	727,553	(35,447,704)	2,213,814	(4,282,460)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	7,331,586	11,138,756	(12,369,255)	82,112,757	(11,988,371)	16,049,344
Net Change in Net Assets from Operations	13,107,531	22,470,470	(11,363,711)	47,281,847	(9,411,652)	12,948,416
Distributions to Shareholders
From net investment income - Class A	(1,294,535)	(2,438,125)	—	(326,755)	—	—
From net investment income - Class B	—	(369,458)	—	—	—	—
From net investment income - Class I	(3,919,920)	(7,230,736)	—	(583,213)	—	—
Decrease in Net Assets from Distributions to Shareholders	(5,214,455)	(10,038,319)	—	(909,968)	—	—
Change in Net Assets from Capital Transactions	7,642,279	19,716,611	(24,908,464)	(20,151,210)	(4,218,950)	(4,614,235)
Total Increase (Decrease) in Net Assets	15,535,355	32,148,762	(36,272,175)	26,220,669	(13,630,602)	8,334,181
Net Assets
Beginning of period	250,970,002	218,821,240	194,897,098	168,676,429	93,207,452	84,873,271
End of period	$266,505,357	$250,970,002	$158,624,923	$194,897,098	$79,576,850	$93,207,452

Accumulated (Distributions in Excess of) Net Investment Income	$5,453	$50,695	$(195,328)	$(473,319)	$1,110,139	$747,234

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of changes in net assets
	Value Index Fund		Growth Index Fund		Small Cap Fund
	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010 (Unaudited)	For the Year Ended December 31, 2009
From Operations
Net investment income (loss)	$423,049	$1,116,190	$55,760	$89,687	$(68,600)	$(131,416)
Net realized gains (losses) from security transactions	(643,896)	(9,639,512)	(286,678)	(1,354,921)	1,016,332	(2,916,387)
Net change in unrealized appreciation (depreciation) on investments	(1,892,282)	20,074,601	(1,730,309)	6,910,513	(1,138,237)	8,479,620
Net Change in Net Assets from Operations	(2,113,129)	11,551,279	(1,961,227)	5,645,279	(190,505)	5,431,817

Distributions to Shareholders
From net investment income - Class A	—	(101,452)	—	(13,235)	—	—
From net investment income - Class I	—	(160,741)	—	(63,506)	—	—
Decrease in Net Assets from Distributions to Shareholders	—	(262,193)	—	(76,741)	—	—
Change in Net Assets from Capital Transactions	(6,130,163)	(692,436)	2,218,137	42,572	1,178,048	(1,059,543)
Total Increase (Decrease) in Net Assets	(8,243,292)	10,596,650	256,910	5,611,110	987,543	4,372,274
Net Assets
Beginning of period	61,883,086	51,286,436	21,283,725	15,672,615	22,527,562	18,155,288
End of period	$53,639,794	$61,883,086	$21,540,635	$21,283,725	$23,515,105	$22,527,562

Accumulated (Distributions in Excess of) Net Investment Income	$1,293,697	$870,648	$67,296	$11,536	$(68,600)	$—

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Statements of changes in net assets

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
	For the Period Ended June 30, 2010 (a) (Unaudited)	For the Period Ended June 30, 2010 (a) (Unaudited)	For the Period Ended June 30, 2010 (a) (Unaudited)
From Operations
Net investment income	$73,355	$80,966	$15,111
Net realized losses on investments in affiliates	(512)	—	—
Net change in unrealized depreciation on investments in affiliates	(122,872)	(1,005,895)	(1,007,399)
Net Change in Net Assets from Operations	(50,029)	(924,929)	(992,288)

Distributions to Shareholders

From net investment income - Class A	(56,281)	(62,868)	(11,184)
Change in Net Assets from Capital Transactions	9,932,656	25,218,471	18,083,534
Total Increase in Net Assets	9,826,346	24,230,674	17,080,062

Net Assets
Beginning of period	—	—	—
End of period	$9,826,346	$24,230,674	$17,080,062

Accumulated Net Investment Income	$17,074	$18,098	$3,927

(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.

See accompanying Notes to Financial Statements.

Financial highlights

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund - Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$10.20		$9.62	$9.78	$9.66	$9.73	$9.95
Income (loss) from investment operations:
Net investment income	0.20		0.43	0.45	0.41	0.38	0.37
Net realized and unrealized gains (losses) on investments	0.30		0.56	(0.16)	0.15	(0.04)	(0.19)
Total from investment operations	0.50		0.99	0.29	0.56	0.34	0.18
Less Distributions: Dividends from net investment income	(0.19)		(0.41)	(0.45)	(0.44)	(0.41)	(0.40)
Paid-in capital from redemption fees (b)	—		—	—	—	—	—
Net asset value at end of period	$10.51		$10.20	$9.62	$9.78	$9.66	$9.73
Total return (excludes sales charge)	4.94	% (d)	10.49%	3.09%	5.91%	3.63%	1.82%
Net assets at end of period (000s)	$67,929		$74,965	$49,693	$48,951	$41,350	$239,583
Ratio of net expenses to average net assets	0.96	% (e)	0.92%	0.88%	0.88%	0.93%	0.94%
Ratio of net investment income to average net assets	3.70	% (e)	4.22%	4.49%	4.23%	4.19%	3.77%
Ratio of expenses to average net assets*	1.39	% (e)	1.27%	1.21%	1.27%	1.28%	1.23%
Portfolio turnover rate (c)	9.88	% (d)	28.56%	25.46%	29.22%	34.19%	37.79%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Intermediate Income Fund- Class I
	Six Months Ended June 30, 2010 (Unedited )		Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$10.17		$9.61	$9.77		$9.65	$9.47
Income (loss) from investment operations:
Net investment income	0.21		0.45	0.47		0.43	0.29
Net realized and unrealized gains (losses) on investments	0.31		0.57	(0.16)		0.15	0.18
Total from investment operations	0.52		1.02	0.31		0.58	0.47
Less Distributions:
Dividends from net investment income	(0.21)		(0.46)	(0.47)		(0.46)	(0.29)
Paid-in capital from redemption fees	—		—	—	(b )	—	—	(b)
Net asset value at end of period	$10.48		$10.17	$9.61		$9.77	$9.65
Total return (excludes sales charge)	5.16	% (d)	10.79%	5.21%		6.18%	5.07	% (d)
Net assets at end of period (000s)	$198,576		$176,005	$153,332		$212,097	$206,221
Ratio of net expenses to average net assets	0.57	% (e)	0.67%	0.63%		0.63%	0.63	% (e)
Ratio of net investment income to average net assets	4.09	% (e)	4.51%	4.73%		4.48%	4.47	% (e)
Ratio of expenses to average net assets*	0.57	% (e)	0.72%	0.64%		0.77%	0.76	% (e)
Portfolio turnover rate (c)	9.88	% (d)	28.56%	25.46%		29.22%	34.19%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund- Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$11.30		$8.79	$14.87	$15.40	$14.42	$13.99
Income (loss) from investment operations:
Net investment income (loss)	(0.04)		0.01	0.05	0.13	0.04	0.07
Net realized and unrealized gains (losses) on investments	(0.77)		2.54	(6.08)	(0.24)	1.70	0.42
Total from investment operations	(0.81)		2.55	(6.03)	(0.11)	1.74	0.49
Less Distributions:
Dividends from net investment income	—		(0.04)	(0.05)	(0.14)	—	(0.06)
Distributions from net realized gains	—		—	—	(0.28)	(0.76)	—
Total distributions	—		(0.04)	(0.05)	(0.42)	(0.76)	(0.06)
Paid-in capital from redemption fees (b)	—		—	—	—	—	—
Net asset value at end of period	$10.49		$11.30	$8.79	$14.87	$15.40	$14.42
Total return (excludes sales charge)	(7.17	%) (d)	29.00%	(40.64%)	(0.68%)	12.10%	3.52%
Net assets at end of period (000s)	$63,304		$93,120	$55,151	$99,838	$95,185	$208,640
Ratio of net expenses to average net assets	1.69	% (e)	1.44%	1.31%	1.45%	1.49%	1.34%
Ratio of net investment income (loss) to average net assets	(0.13	%) (e)	0.15%	0.42%	0.81%	0.19%	0.50%
Ratio of expenses to average net assets*	1.94	% (e)	1.69%	1.56%	1.70%	1.74%	1.60%
Portfolio turnover rate (c)	4.80	% (d)	12.64%	29.73%	12.17%	72.41%	32.66%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Core Stock Fund- Class I
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$11.37		$8.84	$14.94	$15.45	$14.76
Income (loss) from investment operations:
Net investment income	0.04		0.06	0.09	0.20	0.04
Net realized and unrealized gains (losses) on investments	(0.82)		2.53	(6.11)	(0.24)	1.41
Total from investment operations	(0.78)		2.59	(6.02)	(0.04)	1.45
Less Distributions:
Dividends from net investment income	—		(0.06)	(0.08)	(0.19)	—
Distributions from net realized gains	—		—	—	(0.28)	(0.76)
Total distributions	—		(0.06)	(0.08)	(0.47)	(0.76)
Paid-in capital from redemption fees	—		—	— (b)	—	—
Net asset value at end of period	$10.59		$11.37	$8.84	$14.94	$15.45
Total return (excludes sales charge)	(6.86	%) (d)	29.35%	(40.43%)	(0.26%)	9.86	% (d)
Net assets at end of period (000s)	$95,321		$101,777	$90,820	$159,737	$173,565
Ratio of net expenses to average net assets	0.93	% (e)	1.08%	1.01%	1.05%	1.02	% (e)
Ratio of net investment income to average net assets	0.65	% (e)	0.57%	0.72%	1.20%	0.43	% (e)
Ratio of expenses to average net assets*	0.93	% (e)	1.08%	1.01%	1.05%	1.03	% (e)
Portfolio turnover rate (c)	4.80	% (d)	12.64%	29.73%	12.17%	72.41%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$9.88		$8.61	$15.42	$14.23	$11.94	$10.78
Income (loss) from investment operations:
Net investment income	0.02		0.08	0.16	0.12	0.16	0.08
Net realized and unrealized gains (losses) on investments	(1.12)		1.19	(6.44)	1.65	2.26	1.22
Total from investment operations	(1.10)		1.27	(6.28)	1.77	2.42	1.30
Less Distributions:
Dividends from net investment income	—		—	(0.15)	(0.21)	(0.13)	(0.14)
Distributions from net realized gains	—		—	(0.36)	(0.37)	—	—
Tax return of capital	—		—	(0.02)	—	—	—
Total distributions	—		—	(0.53)	(0.58)	(0.13)	(0.14)
Paid-in capital from redemption fees (b)	—		—	—	—	—	—
Net asset value at end of period	$8.78		$9.88	$8.61	$15.42	$14.23	$11.94
Total return (excludes sales charge)	(11.13	%) (d)	14.75%	(41.01%)	12.59%	20.31%	12.16%
Net assets at end of period (000s)	$27,574		$41,158	$26,005	$50,709	$44,837	$121,173
Ratio of net expenses to average net assets	2.27	% (e)	1.70%	1.67%	1.72%	1.76%	1.58%
Ratio of net investment income to average net assets	0.18	% (e)	1.04%	1.40%	0.75%	0.85%	0.74%
Ratio of expenses to average net assets*	2.52	% (e)	1.98%	1.92%	1.97%	2.09%	1.90%
Portfolio turnover rate (c)	34.18	% (d)	194.23%	148.65%	59.13%	82.77%	71.93%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis International Fund - Class I
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$9.91		$8.61	$15.39	$14.20	$13.52
Income (loss) from investment operations:
Net investment income	0.05		0.14	0.15	0.17	0.10
Net realized and unrealized gains (losses) on investments	(1.11)		1.16	(6.38)	1.65	0.78
Total from investment operations	(1.06)		1.30	(6.23)	1.82	0.88
Less Distributions:
Dividends from net investment income	—		—	(0.17)	(0.26)	(0.20)
Distributions from net realized gains	—		—	(0.36)	(0.37)	—
Tax return of capital	—		—	(0.02)	—	—
Total distributions	—		—	(0.55)	(0.63)	(0.20)
Net asset value at end of period	$8.85		$9.91	$8.61	$15.39	$14.20
Total return (excludes sales charge)	(10.70	%) (c)	15.23%	(40.85%)	13.02%	6.61	% (c)
Net assets at end of period (000s)	$52,003		$52,049	$48,830	$110,001	$98,598
Ratio of net expenses to average net assets	1.27	% (d)	1.39%	1.32%	1.31%	1.28	% (d)
Ratio of net investment income to average net assets	1.26	% (d)	1.56%	1.47%	1.13%	1.23	% (d)
Ratio of expenses to average net assets*	1.27	% (d)	1.39%	1.32%	1.31%	1.39	% (d)
Portfolio turnover rate (b)	34.18	% (c)	194.23%	148.65%	59.13%	82.77%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Net asset value at beginning of period	$7.09		$5.80	$10.12	$11.43	$10.09	$9.65
Income (loss) from investment operations:
Net investment income	0.03	(d)	0.10	0.18	0.17	0.22	0.15
Net realized and unrealized gains (losses) on investments	(0.35)		1.21	(4.21)	(0.93)	1.82	0.44
Total from investment operations	(0.32)		1.31	(4.03)	(0.76)	2.04	0.59
Less Distributions:
Dividends from net investment income	—		(0.02)	(0.18)	(0.20)	(0.13)	(0.15)
Distributions from net realized gains	—		—	(0.11)	(0.35)	(0.57)	—
Total distributions	—		(0.02)	(0.29)	(0.55)	(0.70)	(0.15)
Paid-in capital from redemption fees (b)	—		—	—	—	—	—
Net asset value at end of period	$6.77		$7.09	$5.80	$10.12	$11.43	$10.09
Total return (excludes sales charge)	(4.51	%) (e)	22.64%	(40.15%)	(6.66%)	20.41%	6.12%
Net assets at end of period (000s)	$22,443		$30,983	$20,019	$28,209	$22,426	$39,874
Ratio of net expenses to average net assets	1.52	% (f)	1.01%	0.97%	0.90%	1.11%	1.04%
Ratio of net investment income to average net assets	0.86	% (f)	1.96%	2.35%	1.87%	1.52%	1.55%
Ratio of expenses to average net assets*	1.77	% (f)	1.33%	1.27%	1.18%	1.37%	1.30%
Portfolio turnover rate (c)	14.22	% (e)	25.72%	20.66%	33.34%	55.37%	25.25%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Calculated based upon average shares outstanding.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Value Index Fund - Class I
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Period Ended December 31, 2006 (a)
Net asset value at beginning of period	$7.05		$5.77	$10.07	$11.38	$10.90
Income (loss) from investment operations:
Net investment income	0.07	(c)	0.14	0.20	0.24	0.12
Net realized and unrealized gains (losses) on investments	(0.35)		1.18	(4.19)	(0.97)	1.13
Total from investment operations	(0.28)		1.32	(3.99)	(0.73)	1.25
Less Distributions:
Dividends from net investment income	—		(0.04)	(0.20)	(0.23)	(0.20)
Distributions from net realized gains	—		—	(0.11)	(0.35)	(0.57)
Total distributions	—		(0.04)	(0.31)	(0.58)	(0.77)
Net asset value at end of period	$6.77		$7.05	$5.77	$10.07	$11.38
Total return (excludes sales charge)	(3.97	)% (d)	22.82%	(39.94%)	(6.46%)	11.67	% (c)
Net assets at end of period (000s)	$31,197		$30,900	$24,893	$29,843	$27,029
Ratio of net expenses to average net assets	0.49	% (e)	0.73%	0.64%	0.65%	0.89	% (d)
Ratio of net investment income to average net assets	1.88	% (e)	2.28%	2.71%	2.12%	1.69	% (d)
Ratio of expenses to average net assets*	0.49	% (e)	0.73%	0.64%	0.68%	0.95	% (d)
Portfolio turnover rate (b)	14.22	% (d)	25.72%	20.66%	33.34%	55.37%

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period from May 1, 2006 (commencement of operations) through December 31, 2006.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Period Ended December 31, 2007 (b)
Net asset value at beginning of period	$8.71		$6.50	$10.40	$10.00
Income (loss) from investment operations:
Net investment income	—	(c)	0.03	0.01	0.02
Net realized and unrealized gains (losses) on investments	(0.74)		2.20	(3.89)	0.38
Total from investment operations	(0.74)		2.23	(3.88)	0.40
Less Distributions:
Dividends from net investment income	—		(0.02)	(0.02)	—
Distributions from net realized gains	—		—	—	—	(c)
Total distributions	—		(0.02)	(0.02)	—	(c)
Paid-in capital from redemption fees (c)	—		—	—	—
Net asset value at end of period	$7.97		$8.71	$6.50	$10.40
Total return (excludes sales charge)	(8.50	%) (e)	34.38%	(37.34%)	4.03	% (e)
Net assets at end of period (000s)	$2,624		$4,714	$2,504	$2,232
Ratio of net expenses to average net assets	1.10	% (f)	0.93%	0.94%	1.16	% (f)
Ratio of net investment income to average net assets	0.01	% (f)	0.42%	0.19%	0.68	% (f)
Ratio of expenses to average net assets*	2.99	% (f)	1.54%	1.51%	3.65	% (f)
Portfolio turnover rate (d)	14.17	% (e)	30.99%	28.40%	36.64	% (f)
*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount rounds to less than $0.005 per share.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Growth Index Fund - Class I
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$8.72		$6.51	$10.41	$10.00
Income (loss) from investment operations:
Net investment income	0.02		0.04	0.04	—	(b)
Net realized and unrealized gains (losses) on investments	(0.75)		2.20	(3.90)	0.42
Total from investment operations	(0.73)		2.24	(3.86)	0.42
Less Distributions:
Dividends from net investment income	—		(0.03)	(0.04)	(0.01)
Distributions from net realized gains	—		—	—	—	(b)
Total distributions	—		(0.03)	(0.04)	(0.01)
Net asset value at end of period	$7.99		$8.72	$6.51	$10.41
Total return (excludes sales charge)	(8.37	%) (d)	34.46%	(37.09%)	4.18	% (d)
Net assets at end of period (000s)	$18,917		$16,570	$12,388	$24,203
Ratio of net expenses to average net assets	0.54	% (e)	0.81%	0.65%	0.82	% (e)
Ratio of net investment income to average net assets	0.60	% (e)	0.54%	0.45%	0.34	% (e)
Ratio of expenses to average net assets*	0.54	% (e)	0.87%	0.73%	2.41	% (e)
Portfolio turnover rate (c)	14.17	% (d)	30.99%	28.40%	36.64	% (e)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Amount rounds to less than $0.005 per share.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Not annualized.
(e)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class A
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009 (a)	Year Ended December 31, 2008	Period Ended December 31, 2007 (b)
Net asset value at beginning of period	$7.55		$5.82	$9.50	$10.00
Loss from investment operations:
Net investment loss	(0.06)		(0.04)	(0.03)	—	(c)
Net realized and unrealized gains (losses) on investments	(0.05)		1.77	(3.65)	(0.50)
Total from investment operations	(0.11)		1.73	(3.68)	(0.50)
Paid-in capital from redemption fees (c)	—		—	—	—
Net asset value at end of period	$7.44		$7.55	$5.82	$9.50
Total return (excludes sales charge)	(1.46	%) (e)	29.73%	(38.74%)	(5.00	%) (e)
Net assets at end of period (000s)	$2,893		$4,227	$2,307	$1,398
Ratio of net expenses to average net assets	1.71	% (f)	1.49%	1.46%	1.65	% (f)
Ratio of net investment loss to average net assets	(1.12	%) (f)	(0.80%)	(0.52%)	(0.04	%) (f)
Ratio of expenses to average net assets*	3.43	% (f)	2.34%	2.20%	3.78	% (f)
Portfolio turnover rate (d)	42.03	% (e)	60.33%	64.37%	30.37	% (f)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	On August 17, 2009, Class B shares were exchanged for Class A shares.
(b)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(c)	Amount rounds to less than $0.005 per share.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e)	Not annualized.
(f)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Small Cap Fund - Class I
	Six Months Ended June 30, 2010 (Unaudited)		Year Ended December 31, 2009	Year Ended December 31, 2008	Period Ended December 31, 2007 (a)
Net asset value at beginning of period	$7.59		$5.84	$9.50	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	(0.07)		1.79	(3.64)	(0.50)
Total from investment operations	(0.09)		1.75	(3.66)	(0.49)
Less Distributions:
Dividends from net investment income	—		—	—	(0.01)
Net asset value at end of period	$7.50		$7.59	$5.84	$9.50
Total return (excludes sales charge)	(1.19	%) (c)	29.97%	(38.53%)	(4.91	%) (c)
Net assets at end of period (000s)	$20,622		$18,300	$15,392	$15,406
Ratio of net expenses to average net assets	1.07	% (d)	1.36%	1.22%	1.35	% (d)
Ratio of net investment income (loss) to average net assets	(0.47	%) (d)	(0.66%)	(0.29%)	0.47	% (d)
Ratio of expenses to average net assets*	1.07	% (d)	1.53%	1.27%	2.18	% (d)
Portfolio turnover rate (b)	42.03	% (c)	60.33%	64.37%	30.37	% (d)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period May 1, 2007 (commencement of operations) through December 31, 2007.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(c)	Not annualized.
(d)	Annualized.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Genesis Conservative Portfolio – Class A
	Period Ended June 30, 2010 (a) (Unaudited)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.12
Net realized and unrealized losses on investments	(0.06)
Total from investment operations	0.06
Less Distributions:
Dividends from net investment income	(0.10)
Paid-in capital from redemption fees (b)	—
Net asset value at end of period	$9.96
Total return (excludes sales charge)	0.58	% (c)
Net assets at end of period (000s)	$9,826
Ratio of net expenses to average net assets (e)	0.65	% (d)
Ratio of net investment income to average net assets (f)	2.60	% (d)
Ratio of expenses to average net assets (e)*	1.42	% (d)
Portfolio turnover rate	0.19	% (c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net Investment income (loss) is affected by the timing of distributions from the Underlying Funds.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Genesis Balanced Portfolio – Class A
	Period Ended June 30, 2010 (a) (Unaudited)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.06
Net realized and unrealized losses on investments	(0.39)
Total from investment operations	(0.33)
Less Distributions:
Dividends from net investment income	(0.05)
Paid-in capital from redemption fees (b)	—
Net asset value at end of period	$9.62
Total return (excludes sales charge)	(3.35	%)(c)
Net assets at end of period (000s)	$24,231
Ratio of net expenses to average net assets (e)	0.67	%(d)
Ratio of net investment income to average net assets (f)	1.21	%(d)
Ratio of expenses to average net assets (e)*	1.08	%(d)
Portfolio turnover rate	0.00	%(c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net Investment income (loss) is affected by the timing of distributions from the Underlying Funds.

See accompanying Notes to Financial Statements.

MMA Praxis Funds
Financial highlights

For a share outstanding throughout the period indicated.

MMA Praxis Genesis Growth Portfolio – Class A
	Period Ended June 30, 2010 (a) (Unaudited)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	0.01
Net realized and unrealized losses on investments	(0.60)
Total from investment operations	(0.59)
Less Distributions:
Dividends from net investment income	(0.01)
Paid-in capital from redemption fees (b)	—
Net asset value at end of period	$9.40
Total return (excludes sales charge)	(5.87	%) (c)
Net assets at end of period (000s)	$17,080
Ratio of net expenses to average net assets (e)	0.61	% (d)
Ratio of net investment income to average net assets (f)	0.34	% (d)
Ratio of expenses to average net assets (e)*	1.10	% (d)
Portfolio turnover rate	0.00	% (c)

*	During the period, certain expenses were reduced and/or reimbursed by the Adviser and/or Distributor. If such activity had not occurred, the ratios would have been as indicated.
(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.
(b)	Amount rounds to less than $0.005 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net Investment income (loss) is affected by the timing of distributions from the Underlying Funds.

See accompanying Notes to Financial Statements.

Notes to financial statements

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2010 (Unaudited)

1. Organization:
The MMA Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis International Fund, the MMA Praxis Value Index Fund, the MMA Praxis Growth Index Fund and the MMA Praxis Small Cap Fund, (individually a “Fund”, collectively “the Funds”), the MMA Praxis Genesis Conservative Portfolio, the MMA Praxis Genesis Balanced Portfolio, and the MMA Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). These are also referred to as the Intermediate Income Fund, Core Stock Fund, International Fund, Value Index Fund, Growth Index Fund, Small Cap Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements.

The MMA Praxis Genesis Conservative Portfolio, the MMA Praxis Genesis Balanced Portfolio and the MMA Praxis Genesis Growth Portfolio, commenced operations on January 1, 2010.

As of June 30, 2010, the Funds offer two classes of shares; Class A and Class I and the Portfolios offer Class A. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price except for the Intermediate Income Fund which is 3.75 percent.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their

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respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds’ Board of Trustees. Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materiality affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Money market instruments and other short-term debt securities of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Investments in restricted securities are valued pursuant to valuation procedures approved by the Board of Trustees (the “Valuation Procedures”). The Valuation Procedures contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures. The Portfolio’s investments in the underlying MMA Praxis Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1—	quoted prices in active markets for identical securities

• Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3—	significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of June 30, 2010, for each Fund’s and Portfolio’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included in each Fund’s and Portfolio’s Schedule of Portfolio

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Investments, which also includes a breakdown of the Fund’s and Portfolio’s investments by geographic/industry concentration as applicable.

Investment Transactions with Affiliates:
The Portfolios invest in Underlying Funds advised by MMA Capital Management, Inc. (the “Adviser”). An issuer which is under common control with a Portfolio may be considered to be an affiliate. For the purposes of the report, the Portfolios assume the following to be an affiliated issuer:

	For the period ended June 30, 2010
Affiliate	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
MMA Praxis Genesis
Conservative Portfolio
MMA Praxis Core Stock Fund	$—	$1,019,977	$1,045	$(147)	$—	89,264	$945,309
MMA Praxis Growth Index Fund	—	507,268	522	(72)	—	57,979	463,256
MMA Praxis Intermediate Income Fund	—	6,691,731	7,311	(20)	91,829	648,110	6,792,191
MMA Praxis International Fund	—	812,812	784	(171)	—	83,859	742,154
MMA Praxis Small Cap Fund	—	248,287	261	(33)	—	31,379	235,346
MMA Praxis Value Index Fund	—	502,990	522	(69)	—	69,569	470,980
Total	$—			$(512)	$91,829		$9,649,236

	For the period ended June 30, 2010
Affiliate	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
MMA Praxis Genesis
Balanced Portfolio
MMA Praxis Core Stock Fund	$—	$5,033,261	$—	$—	$—	439,919	$4,658,743
MMA Praxis Growth Index Fund	—	1,900,296	—	—	—	217,046	1,734,199
MMA Praxis Intermediate Income Fund	—	9,644,650	—	—	125,452	934,323	9,791,701
MMA Praxis International Fund	—	3,913,792	—	—	—	402,621	3,563,195
MMA Praxis Small Cap Fund	—	2,488,180	—	—	—	313,290	2,349,676
MMA Praxis Value Index Fund	—	1,867,952	—	—	—	257,714	1,744,722
Total	$—			$—	$125,452		$23,842,236

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	For the period ended June 30, 2010
Affiliate	Value at January 1, 2010 (a)	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at June 30, 2010	Value at June 30, 2010
MMA Praxis Genesis
Growth Portfolio
MMA Praxis Core Stock Fund	$—	$4,486,881	$—	$—	$—	393,124	$4,163,186
MMA Praxis Growth Index Fund	—	1,800,078	—	—	—	206,185	1,647,421
MMA Praxis Intermediate Income Fund	—	3,486,652	—	—	42,119	337,319	3,535,101
MMA Praxis International Fund	—	3,717,514	—	—	—	384,431	3,402,216
MMA Praxis Small Cap Fund	—	2,671,199	—	—	—	336,308	2,522,310
MMA Praxis Value Index Fund	—	1,774,012	—	—	—	245,008	1,658,703
Total	$—			$—	$42,119		$16,928,937

(a) Commencement of operations.

Securities Transactions and Related Income:
Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Allocations:
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other MMA Praxis equity and fixed income funds and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees of the underlying funds. These expenses are deducted from the underlying funds before their share prices are calculated and are represented as Acquired Fund Fees and Expenses (AFFE). Actual indirect expenses vary depending on how the Portfolio’s assets are allocated among the underlying investments.

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Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Core Stock Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate.

Community Development Investments:

The Board of Trustees has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission (“SEC”) an exemptive order that permits each of the Funds to invest a limited portion of its respective net assets in securities issued by an affiliate of the Adviser, MMA Community Development Investments, Inc. (“MMA CDI”). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the “CDI-Notes”). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC’s exemptive order, would be permitted to invest up to 3 percent of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and

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below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund’s goals for stewardship investing at the community level. In addition, these investments are valued in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from net investment income are declared and paid annually for the Core Stock Fund, the International Fund, the Value Index Fund, the Growth Index Fund, and the Small Cap Fund. To the extent the Portfolios invest in the Intermediate Income Fund and receive dividends, they will be paid monthly. Distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios first learn of the dividend. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of 2.00 percent of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Capital Transactions as disclosed in Note 6 to the Financial Statements.

3. Derivative Financial Instruments:

A derivative financial instrument in very general terms refers to an investment whose value is “derived” from the value of an underlying asset, reference rate or index. The Trust may use derivative instruments for a variety of reasons, such as to attempt to protect a Fund against possible changes in the market value of its portfolio or to manage a Fund’s foreign currency exposure or to generate potential gain. All of the Trust’s portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the

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disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are specific types of derivative financial instruments used by the Trust.

Forward Foreign Currency Exchange Contracts:
The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2010, the International Fund had the following forward foreign currency exchange contracts outstanding as follows:

Settlement	To Receive/		Initial	Market	Net Unrealized	Net Unrealized
Date	To Deliver		Value	Value	Appreciation	Depreciation
Contracts to Buy
7/7/10	1,906,000	EUR	$2,599,593	$2,330,783	$—	$268,810
7/29/10	1,487,250	EUR	1,926,212	1,818,818	—	107,394
7/29/10	1,487,250	EUR	1,923,669	1,818,818	—	104,851
8/18/10	1,764,000	EUR	2,194,680	2,157,483	—	37,197
7/6/10	23,161	GBP	34,638	34,606	—	32
7/7/10	1,372,000	GBP	2,115,967	2,049,905	—	66,062
7/29/10	543,500	GBP	815,494	812,043	—	3,451
7/29/10	1,290,900	GBP	1,941,075	1,928,734	—	12,341
7/30/10	104,868,000	JPY	1,147,415	1,186,626	39,211	—
7/30/10	61,521,000	JPY	671,759	696,136	24,377	—
7/30/10	55,463,000	JPY	606,100	627,587	21,487	—
Contracts to Sell
7/2/10	129,337	CHF	119,502	119,995	—	493
7/2/10	215,776	EUR	263,118	263,862	—	744
7/6/10	15,755	EUR	19,324	19,265	59	—
7/7/10	1,906,000	EUR	2,573,157	2,330,784	242,373	—
7/29/10	732,900	EUR	925,968	896,293	29,675	—
7/29/10	517,300	EUR	671,011	632,627	38,384	—
7/29/10	862,100	EUR	1,125,717	1,054,296	71,421	—
7/29/10	862,200	EUR	1,127,572	1,054,419	73,153	—
8/18/10	1,764,000	EUR	2,187,307	2,157,484	29,823	—
7/2/10	160,097	GBP	241,281	239,200	2,081	—
7/2/10	20,865	GBP	31,451	31,175	276	—
7/7/10	686,000	GBP	1,041,362	1,024,953	16,409	—
7/7/10	686,000	GBP	1,041,231	1,024,952	16,279	—
7/29/10	1,290,900	GBP	1,952,964	1,928,734	24,230	—

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Settlement Date	To Receive/ To Deliver		Initial Value	Market Value	Net Unrealized Appreciation	Net Unrealized Depreciation
Contracts to Sell, continued
7/29/10	543,500	GBP	$807,723	$812,044	$—	$4,321
7/6/10	43,339,438	JPY	489,402	490,214	—	812
7/30/10	204,052,000	JPY	2,196,351	2,308,935	—	112,584
7/30/10	17,800,000	JPY	197,073	201,414	—	4,341
					$629,238	$723,433

CHF - Swiss Franc
EUR - Euro
GBP - Great British Pound
JPY - Japanese Yen

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures contracts) to hedge or manage risks associated with a Funds’ securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Adviser ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily

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limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments. As of June 30, 2010, the Funds did not hold any futures contracts.

Derivative Instruments and Hedging Activities:

The following table sets forth the fair value of the Trust’s derivative contracts by primary risk exposure as of June 30, 2010:

Fair Value of Derivative Investments As of June 30, 2010
Asset Derivatives				Liabilities Derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statements of Asset sand Liabilities Location	Fund	Unrealized Appreciation	Statement of Assets and Liabilities Location	Fund	Unrealized Depreciation
Forward foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	International Fund	$629,238	Unrealized depreciation on foreign currency exchange contracts	International Fund	$723,433

The Effect of Derivative Instruments on the Statements of Operations for the Six Months Ended June 30, 2010
Derivatives not accounted for as hedging instruments under ASC 815	Location of Gain or (Loss) on Derivatives on the Statements of Operations	Fund	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Foreign Currency Exchange Contracts	Net realized gains on foreign currency transactions, Change in unrealized appreciation/ depreciation on foreign currency translations	International Fund	$17,607	($57,530)

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4. Purchases and Sales of Securities:
Purchases and sales of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the six months ended June 30, 2010 were as follows:

	Purchases	Sales
Intermediate Income Fund	$41,666,207	$24,942,190
Core Stock Fund	8,443,611	35,406,238
International Fund	28,841,089	40,778,578
Value Index Fund	8,445,293	13,661,888
Growth Index Fund	5,248,027	3,087,860
Small Cap Fund	9,711,039	9,431,590
Conservative Portfolio	9,783,065	10,445
Balanced Portfolio	24,848,131	—
Growth Portfolio	17,936,336	—

5. Related Party Transactions:
MMA Capital Management, Inc., the Adviser (a separate corporate entity controlled by MMA Holdings, Inc.), provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Intermediate Income Fund	0.40%
Core Stock Fund	0.74%
International Fund	0.90%
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Fund	0.85%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

The Adviser has retained various Sub-Advisers to manage the investments of Funds under the terms of the Sub-Advisory Agreements. The Adviser (not the Funds) pays each Sub-Adviser a fee for these services. Wells Capital Management, serves as the Sub-Adviser to the International Fund, Davis Selected Advisers, L.P. serves as the Sub-Adviser to the Core Stock Fund, and Luther King Capital Management serves as the Sub-Adviser to the Small Cap Fund.

The Adviser entered into a contractual expense limitation agreement pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses). The Funds and Portfolios have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement,

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for up to three years following the fiscal year in which the amounts were waived and/or reimbursed. The contractual expense limits in place for the six months ended June 30, 2010 were:

Fund	Class A
Intermediate Income Fund.	0.90%
Growth Index Fund.	1.04%
Small Cap Fund	1.65%
Conservative Portfolio.	0.60%
Balanced Portfolio.	0.60%
Growth Portfolio.	0.60%

For the six months ended June 30, 2010, the Adviser waived investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Intermediate Income Fund	$63,207
Growth Index Fund	$30,155
Small Cap Fund	$26,860
Conservative Portfolio	$14,603
Balanced Portfolio	$10,947
Growth Portfolio	$10,467

As of June 30, 2010, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund	Fees Waived	Repayment Expires	Balance
Intermediate Income Fund	2007	2010	$397,438
	2008	2011	99,191
	2009	2012	78,489
	2010	2013	63,207
			$638,325
Growth Index Fund	2007	2010	$53,285
	2008	2011	31,734
	2009	2012	30,231
	2010	2013	30,155
			$145,405
Small Cap Fund	2007	2010	$38,293
	2008	2011	26,019
	2009	2012	31,813
	2010	2013	26,860
			$122,985
Conservative Portfolio	2010	2013	$14,603
Balanced Portfolio	2010	2013	$10,947
Growth Portfolio	2010	2013	$10,467

JPMorgan Chase Bank, N.A. (“JPMorgan”) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, JPMorgan receives an annual fee, paid monthly, from each Fund and Portfolio.

BHIL Distributors, Inc. (“Underwriter”) serves as the Funds’ and Portfolios’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms

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of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned amounts from underwriting and broker commissions on the sale of shares as follows:

Intermediate Income Fund	$6,246
Core Stock Fund	$6,005
International Fund	$2,673
Value Index Fund	$2,325
Growth Index Fund	$905
Small Cap Fund	$676
Conservative Portfolio	$3,433
Balanced Portfolio	$8,801
Growth Portfolio	$5,442

For the six months ended June 30, 2010, the Underwriter voluntarily waived distribution fees in the Funds and Portfolios as follows:

Intermediate Income Fund	$88,445
Core Stock Fund	$100,574
International Fund	$44,172
Value Index Fund	$34,912
Growth Index Fund	$4,620
Small Cap Fund	$4,595
Conservative Portfolio	$6,992
Balanced Portfolio	$16,513
Growth Portfolio	$10,867

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan authorizes Class A Shares of the Funds to pay a 12b-1 fee of up to 0.50 percent of the average daily net assets of the applicable Fund. The Distributor may use up to 0.25 percent of the 12b-1 fee for shareholder servicing and up to 0.25 percent for distribution. The trustees have authorized the Funds to charge no more than 0.25 percent as a 12b-1 fee.

Under the terms of the Compliance and Financial Controls Service Agreements between the Trust and Beacon Hill Fund Services (“Beacon Hill”), Beacon Hill provides certain compliance and financial control services to the Trust, including developing and assisting in implementing a compliance program for the Trust, providing administrative support services to the Funds’ and Portfolios Compliance Program, providing the Chief Compliance Officer and providing the Chief Financial Officer. For these services, Beacon Hill receives a monthly fee from each Fund and Portfolio.

Certain Officers of the Trust are affiliated with the Adviser, Distributor and/or JPMorgan. With the exception of the Chief Compliance Officer and the Chief Financial Officer, such officers are not paid any fees directly by the Funds or Portfolios for serving as Officers of the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2010 (Unaudited)

6. Capital Share Transactions:
Transactions in shares of the Funds and Portfolios are summarized below:

	Intermediate Income Fund		Core Stock Fund		International Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009 (A)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009 (A)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31 2009 (A),
Capital Transactions:
Class A Shares:
Proceeds from shares issued ..	$8,789,707	$30,204,865	$3,157,032	$29,827,091	$2,630,723	$16,096,091
Dividends reinvested	1,049,191	2,081,266	—	314,085	—	—
Cost of shares redeemed	(19,054,353)	(10,223,257)	(28,146,769)	(10,670,614)	(12,605,246)	(5,992,701)
Redemption fees	1,991	730	281	157	614	915
Class A Share Transactions	$(9,213,464)	$22,063,604	$(24,989,456)	$19,470,719	$(9,973,909)	$10,104,305
Class B Shares:
Proceeds from shares issued ..	$—	$1,422,447	$—	$944,766	$—	$387,190
Dividends reinvested	—	348,828	—	—	—	—
Cost of shares redeemed	—	(18,342,337)	—	(26,149,469)	—	(10,691,891)
Redemption fees	—	52	—	100	—	10
Class B Share Transactions	$—	$(16,571,010)	$—	$(25,204,603)	$—	$(10,304,691)
Class I Shares:
Proceeds from shares issued ..	$33,760,772	$31,214,802	$16,623,537	$13,803,621	$12,231,445	$7,413,449
Dividends reinvested	1,580,434	2,725,160	—	244,775	—	—
Cost of shares redeemed	(18,485,463)	(19,715,945)	(16,542,545)	(28,465,722)	(6,476,486)	(11,827,298)
Class I Share Transactions	$16,855,743	$14,224,017	$80,992	$(14,417,326)	$5,754,959	$(4,413,849)
Net increase (decrease) from capital transactions	$7,642,279	$19,716,611	$(24,908,464)	$(20,151,210)	$(4,218,950)	$(4,614,235)
Share Transactions:
Class A Shares:
Issued	848,448	3,009,574	275,626	3,063,675	270,327	1,837,603
Reinvested	101,468	209,019	—	27,792	—	—
Redeemed	(1,839,280)	(1,033,868)	(2,480,411)	(1,120,630)	(1,294,469)	(694,605)
Change in Class A Shares	(889,364)	2,184,725	(2,204,785)	1,970,837	(1,024,142)	1,142,998
Class B Shares:
Issued	—	146,515	—	118,046	—	51,378
Reinvested	—	35,850	—	—	—	—
Redeemed	—	(1,822,338)	—	(2,826,197)	—	(1,244,330)
Change in Class B Shares	—	(1,639,973)	—	(2,708,151)	—	(1,192,952)
Class I Shares:
Issued	3,268,945	3,080,155	1,470,309	1,574,284	1,266,358	830,999
Reinvested	153,409	274,682	—	21,528	—	—
Redeemed	(1,784,083)	(1,998,255)	(1,420,353)	(2,920,736)	(641,966)	(1,255,375)
Change in Class I Shares	1,638,271	1,356,582	49,956	(1,324,924)	624,392	(424,376)
Net increase (decrease) from share transactions	748,907	1,901,334	(2,154,829)	(2,062,238)	(399,750)	(474,330)

(A)	Class B represents the period from January 1, 2009 through August 17, 2009.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2010 (Unaudited)

Value Index Fund	Growth Index Fund	Small Cap Fund
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009 (A)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009 (A)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009 (A)
Capital Transactions:
Class A Shares:
Proceeds from shares issued..	$2,749,620	$11,674,195	$494,404	$1,915,807	$453,182	$1,710,382
Dividends reinvested	—	93,253	—	12,107	—	—
Cost of shares redeemed	(10,386,554)	(5,556,065)	(2,344,532)	(779,907)	(1,787,076)	(670,005)
Redemption fees	961	913	10	—	4	174
Class A Share Transactions	$(7,635,973)	$6,212,296	$(1,850,118)	$1,148,007	$(1,333,890)	$1,040,551
Class B Shares:
Proceeds from shares issued ..	$—	$305,775	$—	$144,248	$—	$97,509
Dividends reinvested	—	5	—	—	—	—
Cost of shares redeemed	—	(7,373,797)	—	(1,073,858)	—	(635,992)
Redemption fees	—	—	—	4	—	—	(B)
Class B Share Transactions	$—	$(7,068,017)	$—	$(929,606)	$—	$(538,483)
Class I Shares:
Proceeds from shares issued ..	$6,413,560	$4,977,511	$4,806,607	$1,408,366	$7,667,861	$3,056,419
Dividends reinvested	—	66,023	—	52,593	—	—
Cost of shares redeemed	(4,907,750)	(4,880,249)	(738,352)	(1,636,788)	(5,155,923)	(4,618,030)
Class I Share Transactions	$1,505,810	$163,285	$4,068,255	$(175,829)	$2,511,938	$(1,561,611)

Net increase (decrease) from capital transactions	$(6,130,163)	$(692,436)	$2,218,137	$42,572	$1,178,048	$(1,059,543)
Share Transactions:
Class A Shares:
Issued	373,199	1,883,212	56,878	257,424	57,152	262,699
Reinvested	—	13,124	—	1,390	—	—
Redeemed	(1,429,209)	(973,170)	(268,620)	(102,800)	(228,025)	(99,678)
Change in Class A Shares	(1,056,010)	923,166	(211,742)	156,014	(170,873)	163,021
Class B Shares:
Issued	—	58,641	—	22,401	—	17,309
Reinvested	—	1	—	—	—	—
Redeemed	—	(1,157,347)	—	(143,257)	—	(96,423)
Change in Class B Shares	—	(1,098,705)	—	(120,856)	—	(79,114)
Class I Shares:
Issued	887,507	865,446	551,689	188,402	968,808	462,102
Reinvested	—	9,365	—	6,031	—	—
Redeemed	(660,193)	(805,322)	(85,143)	(198,807)	(630,853)	(687,837)
Change in Class I Shares	227,314	69,489	466,546	(4,374)	337,955	(225,735)
Net increase (decrease) from share transactions	(828,696)	(106,050)	254,804	30,784	167,082	(141,828)

(A)	Class B represents the period from January 1, 2009 through August 17, 2009.
(B)	Less than $1.00.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2010 (Unaudited)

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
	Period Ended June 30, 2010 (a) (Unaudited)	Period Ended June 30, 2010 (a) (Unaudited)	Period Ended June 30, 2010 (a) (Unaudited)
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$9,970,177	$25,873,113	$18,324,995
Dividends reinvested	56,149	62,425	11,170
Cost of shares redeemed	(93,685)	(717,834)	(252,881)
Redemption fees	15	767	250
Class A Share Transactions	$9,932,656	$25,218,471	$18,083,534
Net increase (decrease) from capital transactions	$9,932,656	$25,218,471	$18,083,534
Share Transactions:
Class A Shares:
Issued	990,261	2,583,886	1,838,874
Reinvested	5,562	6,215	1,121
Redeemed	(9,306)	(71,904)	(22,903)
Change in Class A Shares	986,517	2,518,197	1,817,092
Net increase from share transactions	986,517	2,518,197	1,817,092
(a)	For the period January 1, 2010 (commencement of operations) through June 30, 2010.

7. Federal Income Tax Information:
The character of dividends paid to shareholders for federal income tax purposes during the latest years ended December 31, 2009 and 2008 was as follows:

	Intermediate Income Fund		Core Stock Fund		International Fund
	2009	2008	2009	2008	2009	2008
From ordinary income	$10,038,319	$12,399,258	$909,968	$1,053,735	$—	$1,438,938
From long-term capital gains	—	—	—	—	—	3,486,770
Tax return of capital	—	—	—	—	—	211,892
Total distributions	$10,038,319	$12,399,258	$909,968	$1,053,735	$—	$5,137,600

	Value Index Fund		Growth Index Fund		Small Cap Fund
	2009	2008	2009	2008	2009	2008
From ordinary income	$262,193	$1,467,377	$76,741	$92,538	$—	$—
From long-term capital gains	—	908,837	—	—	—	—
Tax return of capital	—	—	—	—	—	—
Total distributions	$262,193	$2,376,214	$76,741	$92,538	$—	$—

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2010 (Unaudited)

The following components of accumulated earnings (deficit) computed on a tax basis as of the latest tax year ended December 31, 2009:

	Intermediate Income Fund	Core Stock Fund	International Fund	Value Index Fund	Growth Index Fund	Small Cap Fund
Tax cost of portfolio investments	$244,424,173	$190,497,108	$83,032,015	$65,273,475	$18,675,501	$20,389,256
Gross unrealized appreciation	8,738,921	30,622,277	15,881,026	22,540,953	4,603,481	3,913,674
Gross unrealized depreciation	(1,806,043)	(20,961,969)	(3,038,507)	(25,801,534)	(2,101,916)	(1,327,218)
Net unrealized appreciation (depreciation)	6,932,878	9,660,308	12,842,519	(3,260,581)	2,501,565	2,586,456
Undistributed ordinary income	50,695	—	927,265	857,451	11,512	—
Capital loss carryforward	(1,940,494)	(44,743,431)	(22,013,691)	(10,865,736)	(3,138,715)	(7,322,873)
Post-October losses	(9,209)	(5,821,479)	(88,492)	(3,977,870)	—	(308,849)
Other temporary differences	—	(124,739)	36,662	—	(2,802,983)	—
Accumulated earnings (deficit)	$5,033,870	$(41,029,341)	$(8,295,737)	$(17,246,736)	$(3,428,621)	$(5,045,266)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

As of the latest tax year, December 31, 2009, the following Funds had net capital loss carry forwards to offset future net capital gains, if any:
	Amount	Expires
Intermediate Income Fund	$223,481	2010
	157,433	2012
	1,277,637	2014
	281,943	2016
	$1,940,494
Core Stock Fund	$12,397,714	2016
	32,345,717	2017
	$44,743,431
International Fund	$8,630,470	2016
	13,383,221	2017
	$22,013,691
Value Index Fund	$1,354,661	2016
	9,511,075	2017
	$10,865,736
Growth Index Fund	$885,950	2016
	2,252,765	2017
	$3,138,715
Small Cap Fund	$31,958	2015
	2,932,855	2016
	4,358,060	2017
	$7,322,873

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2010 (Unaudited)

The following information is computed on a tax basis for each item as of June 30, 2010:

	Intermediate Income Fund	Core Stock Fund	International Fund
Tax cost of portfolio investments	$254,971,955	$159,216,120	$72,635,488
Gross unrealized appreciation	$15,453,653	$18,139,716	$7,912,772
Gross unrealized depreciation	(1,189,189)	(20,269,924)	(4,213,726)
Net unrealized appreciation (depreciation)	$14,264,464	$(2,130,208)	$3,699,046

	Value Index Fund	Growth Index Fund	Small Cap Fund
Tax cost of portfolio investments	$57,556,241	$23,112,286	$21,863,735
Gross unrealized appreciation	$3,719,214	$1,286,979	$2,899,843
Gross unrealized depreciation	(7,471,893)	(2,941,496)	(1,427,943)
Net unrealized appreciation (depreciation)	$(3,752,679)	$(1,654,517)	$1,471,900

	Conservative Portfolio	Balanced Portfolio	Growth Portfolio
Tax cost of portfolio investments	$9,772,108	$24,848,131	$17,936,336
Gross unrealized appreciation	$107,791	$147,051	$48,448
Gross unrealized depreciation	(230,663)	(1,152,946)	(1,055,847)
Net unrealized appreciation (depreciation)	$(122,872)	$(1,005,895)	$(1,007,399)

The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings (deficit) and any net capital loss carryforwards will be determined at the end of the current tax year.

8. Subsequent Events
The Funds evaluated subsequent events from June 30, 2010 through the date these financial statements were issued and available. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements.

On July 30, 2010 MMA Capital Management Inc., the Funds Investment Adviser, changed its name to Everence Capital Management Inc.

Additional fund information

MMA Praxis Mutual Funds
Additional fund information
June 30, 2010 (Unaudited)

Security Allocation:
The MMA Praxis Funds invested, as a percentage of net assets, in the following as of the six months ended June 30, 2010.

Intermediate Income Fund
Security Allocation	Percentage of Net Assets
Asset Backed Security	0.2%
Collateralized Mortgage Obligations	0.3%
Commerical Mortgage Backed Securities	8.1%
Foreign Bonds	0.8%
Municipal Bonds	2.3%
Corporate Bonds	47.3%
Corporate Notes	0.9%
Interest Only Bonds	0.0%
Federal Farm Credit Bank	0.8%
Federal Home Loan Bank	3.7%
Federal Home Loan Mortgage Corp.	11.0%
Federal National Mortgage Association	15.1%
Government National Mortgage Assoc.	0.9%
Small Business Administration	0.2%
FDIC Guaranteed	5.9%
Mutual Funds	0.5%
Short Term Investment	3.0%
Total	101.0%

Core Stock Fund
Security Allocation	Percentage of Net Assets
Common Stocks	92.6%
Corporate Bonds	0.8%
Corporate Notes	1.8%
Commerical Paper	3.6%
Short Term Investment	0.2%
Total	99.0%

International Fund
Security Allocation	Percentage of Net Assets
Argentina	0.8%
Australia	4.1%
Belgium	0.5%
Brazil	0.4%
Canada	7.4%
China	4.5%
Denmark	0.4%
Finland	0.7%
France	4.9%
Germany	7.3%
Hong Kong	0.9%
Israel	0.6%
Italy	0.3%
Japan	13.4%
Netherlands	7.4%
Norway	0.5%
Singapore	0.5%
South Korea	0.4%
Spain	1.4%
Sweden	1.3%
Switzerland	7.7%
United Kingdom	20.7%
United States	0.5%
Preferred Stock - Foreign	2.2%
Exchange Traded Fund	1.2%
Corporate Notes - Domestic	1.6%
Short Term Investment	4.3%
Total	95.9%

Value Index Fund
Security Allocation	Percentage of Net Assets
Common Stocks	98.4%
Corporate Notes	1.4%
Short Term Investment	0.5%
Total	100.3%

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2010 (Unaudited)

Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	97.2%
Corporate Notes	0.9%
Short Term Investment	1.5%
Total	99.6%

Small Cap Fund
Security Allocation	Percentage of Net Assets
Common Stocks	92.2%
Corporate Notes	0.9%
Short Term Investment	6.1%
Total	99.2%

Conservative Portfolio
Security Allocation	Percentage of Net Assets
Mutual Funds	98.2%

Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	98.4%

Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	99.1%

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2010 (Unaudited)

Proxy Voting:
The Adviser and Sub-Advisers are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-Advisers use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure:
The Trust files a complete listing of the Schedules of portfolio investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s Web site, (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2010 (Unaudited)

Expense Comparison:
As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 through June 30, 2010.

Actual Expenses:
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expense Paid During Period* 1/1/10 - 6/30/10	Expense Ratio During Period** 1/1/10 - 6/30/10
Intermediate Income Fund
Class A	$1,000.00	$1,049.40	$4.88	0.96%
Class I	1,000.00	1,051.60	2.90	0.57%
Core Stock Fund
Class A	1,000.00	928.30	8.08	1.69%
Class I	1,000.00	931.40	4.45	0.93%
International Fund
Class A	1,000.00	888.70	10.63	2.27%
Class I	1,000.00	893.00	5.96	1.27%
Value Index Fund
Class A	1,000.00	954.90	7.37	1.52%
Class I	1,000.00	960.30	2.38	0.49%
Growth Index Fund
Class A	1,000.00	915.00	5.22	1.10%
Class I	1,000.00	916.30	2.57	0.54%
Small Cap Fund
Class A	1,000.00	985.40	8.42	1.71%
Class I	1,000.00	988.10	5.27	1.07%
Conservative Portfolio (a)
Class A	1,000.00	1,005.80	3.23	0.65%
Balanced Portfolio (a)
Class A	1,000.00	966.50	3.27	0.67%
Growth Portfolio (a)
Class A	1,000.00	941.30	2.94	0.61%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
(a)	The Conservative Portfolio, Balanced Portfolio and Growth Portfolio commenced operation on January 1, 2010.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2010 (Unaudited)

Hypothetical Example for Comparison Purposes :
The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund’s expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Expense Paid During Period* 1/1/10 - 6/30/10	Expense Ratio During Period** 1/1/10 - 6/30/10
Intermediate Income Fund
Class A	$1,000.00	$1,020.03	$4.81	0.96%
Class I	1,000.00	1,021.97	2.86	0.57%
Core Stock Fund
Class A	1,000.00	1,016.41	8.45	1.69%
Class I	1,000.00	1,020.18	4.66	0.93%
International Fund
Class A	1,000.00	1,013.54	11.33	2.27%
Class I	1,000.00	1,018.50	6.36	1.27%
Value Index Fund
Class A	1,000.00	1,017.26	7.60	1.52%
Class I	1,000.00	1,022.36	2.46	0.49%
Growth Index Fund
Class A	1,000.00	1,019.34	5.51	1.10%
Class I	1,000.00	1,022.12	2.71	0.54%
Small Cap Fund
Class A	1,000.00	1,016.31	8.55	1.71%
Class I	1,000.00	1,019.49	5.36	1.07%
Conservative Portfolio (a)
Class A	1,000.00	1,021.57	3.26	0.65%
Balanced Portfolio (a)
Class A	1,000.00	1,021.47	3.36	0.67%
Growth Portfolio (a)
Class A	1,000.00	1,021.77	3.06	0.61%

*
Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**	Annualized.
(a)	The Conservative Portfolio, Balanced Portfolio and Growth Portfolio commenced operation on January 1, 2010.

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JPMorgan Chase Bank N.A.
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2100040

Item 2. Code of Ethics.
Not required in semi-annual report filing.

Item 3. Audit Committee Financial Expert.
Not required in semi-annual report filing.

Item 4. Principal Accountant Fees and Services.
Not required in semi-annual report filing.

Item 5. Audit Committee of Listed Companies.
Not applicable.

Item 6.  Schedule of Investments.

(a)	The Schedule of Investments is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.
Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.
Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.
Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.
Not Applicable.

Item 11.  Controls and Procedures.

(a)           Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)           Not required in semi-annual report filing.

(a) (2)           Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a) (3)           Not applicable

(b)                Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MMA Praxis Mutual Funds
(Registrant)

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer

Date:  September 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)

/s/ David Gautsche
David Gautsche
President and Chief Executive Officer

Date:  September 1, 2010

By: (Signature and Title)

/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer

Date:  September 1, 2010